Prospectus dated 08/29/2005 for
MDF Balanced All Cap Growth and Value Class A

Supplement to Prospectus dated 10/01/2005
Supplement to Prospectus dated 12/01/2005
Supplement to Prospectus dated 01/18/2006
Supplement to Prospectus dated 04/07/2006
Supplement to Prospectus dated 07/12/2006

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

ALL CAP GROWTH AND VALUE FUND

GLOBAL ALL CAP GROWTH

AND VALUE FUND

LARGE CAP GROWTH

AND VALUE FUND

BALANCED ALL CAP GROWTH

AND VALUE FUND

Class A, B, C and Y shares

August 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC
INSURED  -  NO BANK  GUARANTEE  -  MAY LOSE VALUE

PROSPECTUS

Smith Barney Multiple Discipline Funds

Each fund is a separate series of Smith Barney Investment
Funds Inc., a Maryland corporation.

Smith Barney Mutual Funds

1

Multiple Discipline Funds—All Cap Growth and Value Fund

Investments, risks and performance

Smith
Barney Multiple Discipline Funds—All Cap Growth and Value Fund is made up of an All Cap Growth segment and an All Cap Value segment (collectively, the “All Cap Growth and Value Fund”).

Investment objective

Long-term capital growth.

Principal investment strategies

Key investments

The All Cap Growth and Value Fund invests primarily in equity securities of companies of any size. The All Cap Growth segment seeks to combine the long-term growth potential of small- to medium-size company stocks with the relative stability of large company growth stocks believed by the segment’s managers to be of high quality. The All Cap Value segment seeks to structure a high-quality portfolio by investing in large-, medium- and small-company stocks whose market prices in the opinion of the segment’s managers are attractive in relation to their business fundamentals.

Selection process The All Cap Growth and Value Fund’s strategy combines the efforts of the managers of the two segments and invests in the stock selections considered most attractive in the opinion of each segment’s managers. The fund’s portfolio is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s managers. The target allocations are 50% to the All Cap Growth segment and 50% to the All Cap Value segment.

The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and determine whether the size of each position is appropriate for the fund. In order to maintain the fund’s target allocations between the segment managers, the coordinating portfolio managers will:

■

Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the managers of the two segments, as appropriate

2

Smith Barney Multiple Discipline Funds

■

Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in either the All Cap Growth or All Cap Value segment’s securities equals or exceeds 60% of the fund’s total assets

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments become over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segment that is below its targeted percentage or (2) by selling securities in the portfolio segment that exceeds its targeted percentage with the proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

All Cap Growth
segment The All Cap Growth segment managers seek to identify the stocks of companies of any size that exhibit superior balance sheets, exceptional managements, and long-term consistent operating histories. The segment managers also consider stocks of companies that they believe have rapid earnings growth potential, unrecognized values and industry leadership, and favor management teams with significant ownership stakes in the companies.

All Cap Value
segment The All Cap Value segment managers apply a selection process that is based on fundamental security analysis and stresses a long-term value orientation. The segment managers seek to invest in companies whose stock prices, in their opinion, are undervalued relative to their long-term business fundamentals. The segment managers favor companies that generally have strong balance sheets and that, in their opinion,

Smith Barney Mutual Funds

3

 have stock prices that do not
accurately reflect cash flows, tangible assets or management skills. Cyclical stocks and companies currently out of favor with analysts and investors are emphasized.

The segment managers emphasize industry sectors perceived to be undervalued relative to the broad market. The segment managers monitor portfolio holdings on both a technical and fundamental basis. The segment managers also track the buying and selling patterns by company insiders in company stock.

Principal risks of investing in the All Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■

U.S. stock markets decline or perform poorly relative to other types of investments

■

An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

■

A segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

■

Value and/or growth stocks fall out of favor with investors

■

Large-cap stocks fall out of favor with investors

■

Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests primarily in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of mid-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks

■

Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

Who may want to invest
The All Cap Growth and Value Fund may be an appropriate investment if you:

■

Are seeking to participate in the long-term growth potential of the U.S. stock market

■

Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments

■

Are willing to accept the risks of the stock market

4

Smith Barney Multiple Discipline Funds

■

Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large-cap companies

■

Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small-cap companies

■

Are seeking equity diversification

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5

Performance
information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and dividends and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return—Class A Shares

Highest and Lowest
Quarter Returns

(for periods shown in the bar chart)

Highest: 19.01% in 4th Quarter 2001

Lowest: (22.15)% in 3rd Quarter 2001

Year-to-date through 06/30/05: (7.04)%

*
Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections All Cap Growth Fund.”

6

Smith Barney Multiple Discipline Funds

Average Annual Total
Returns

(for periods ended 12/31/04)

1 Year

Since Inception

Inception Date

Class A

06/30/00

Return before taxes

(0.12
)%

(7.37
)%

Return after taxes on distributions(1)

(0.12
)%

(7.37
)%

Return after taxes on distributions and sale of fund shares(1)

(0.08
)%

(6.13
)%

Other Classes (Return before taxes only)

Class B

(0.55
)%

(7.21
)%

06/30/00

Class C

3.31
%

(7.00
)%

06/30/00

Class Y

N/A

N/A

(2)

Russell 3000 Index

11.95
%

(1.50
)%

(3)

(1)
After-tax returns are calculated using the highest
historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.

(2)
No performance is presented for Class Y shares since they were not outstanding for the full calendar year.

(3)
The Russell 3000 Index measures the performance of the 3,000 largest
U.S. companies based on total market capitalization. Index comparison begins on 06/30/00.

It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

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7

Fee table

This table sets forth the fees and expenses you may pay if you invest in All Cap Growth and Value Fund shares.

All Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)

Class A

Class B

Class C

Class Y

Maximum sales charge (load) imposed on purchases (as a % of offering price)

5.00%

None

None

None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)

None
*

5.00%

1.00%

None

All Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)

Class A

Class B

Class C

Class Y

Management fee

0.75%

0.75%

0.75%

0.75%

Distribution and service (12b-1) fees

0.25%

1.00%

1.00%

None

Other expenses

0.20%

0.22%

0.20%

0.06%

Total annual All Cap Growth and Value Fund operating expenses**

1.20%

1.97%

1.95%

0.81%

*
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**
The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed 1.40% for Class A, 2.15% for
Class B, 2.15% for Class C and 0.99% for Class Y. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

8

Smith Barney Multiple Discipline Funds

Example

This example helps you compare the costs of investing in the All Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■

You invest $10,000 in the All Cap Growth and Value Fund for the period shown

■

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the All Cap Growth and Value Fund’s future performance

■

You reinvest all distributions and dividends without a sales charge

■

The All Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

1 year

3 years

5 years

10 years

Class A (with or without redemption)

$

616

$

862

$

1,127

$

1,882

Class B (redemption at end of period)

$

700

$

918

$

1,162

$

2,097
*

Class B (no redemption)

$
200

$
618

$
1,062

$
2,097
*

Class C (redemption at end of period)

$

298

$

612

$

1,052

$

2,275

Class C (no redemption)

$
198

$
612

$
1,052

$
2,275

Class Y (with or without redemption)

$

83

$

259

$

450

$

1,002

*
assumes conversion to Class A shares approximately eight years after purchase

More on the All Cap Growth and Value Fund’s investments

Both Segments

Other investments The All Cap Growth and Value Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and/or meet redemption requests.

Derivatives and hedging techniques The All Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■

To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates

Smith Barney Mutual Funds

9

■

As a substitute for buying or selling securities

■

As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative
contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign
securities The All Cap Growth and Value Fund may invest to a limited extent in American Depository Receipts (ADRs) and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive
investing The All Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The All Cap
Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

10

Smith Barney Multiple Discipline Funds

Portfolio holdings The All Cap Growth and Value Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the Statement of Additional Information (“SAI”).

The All Cap Growth and
Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Smith Barney Mutual Funds

11

Multiple Discipline Funds—Global All Cap Growth and Value Fund

Investments, risks and performance

Smith
Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund is made up of four segments: Large Cap Growth, Large Cap Value, Multi-Cap Growth and International-American Depository Receipts (collectively, the “Global All Cap
Growth and Value Fund”).

Investment objective

Long-term capital growth.

Principal investment strategies

Key investments

The Global All Cap Growth and Value Fund invests primarily in equity securities across a broad range of management disciplines seeking to optimize results and reduce volatility. The fund seeks to reduce company-specific risk by minimizing overlap of securities across equity styles and reduce industry-specific risk by minimizing concentration in particular industry groups across equity styles.

The Large Cap Growth segment seeks to invest in large cap growth stocks that in the segment manager’s opinion are of high quality and have superior balance sheets, exceptional management teams and consistent, long-term operating histories. This investment style will focus on more consistent growth of capital while seeking to reduce volatility of returns. The Large Cap Value segment seeks to invest in established, undervalued companies that the segment manager believes to be experiencing a fundamental, positive change that is not reflected in the stock price. The Multi-Cap Growth segment seeks to invest in companies that the segment manager believes have strong fundamentals and the potential for rapid earnings growth. The International-ADR segment seeks to build a long-term, diversified portfolio with exceptional risk/reward characteristics.

The Global All Cap Growth and Value Fund invests in foreign securities only through ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund does not invest in foreign securities that are not traded in U.S. markets.

Selection process The Global All Cap Growth and Value Fund strategy combines the efforts of the four segment managers and invests in the stock

12

Smith Barney Multiple Discipline Funds

 selections considered most attractive
in the opinion of each segment manager. Each segment manager builds a portfolio of stocks that he believes offer superior long-term capital growth potential. The target allocations are 30% to the Large Cap Growth segment, 30% to the Large Cap Value segment, 20% to the Multi-Cap Growth segment and 20% to the International-ADR segment. The fund’s portfolio is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s manager. The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and determine whether the size of each position is appropriate for the fund.

In order to maintain the
fund’s target allocations among the segment managers, the coordinating portfolio managers will:

■

Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the four segment managers, as appropriate

■

Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in any of the Large Cap
Growth, Large Cap Value, Multi-Cap Growth or International-ADR segment’s securities diverges by more than 10% from the target allocation for that segment

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments become over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segments that are below their targeted percentages or (2) by selling securities in the portfolio segments that exceed their targeted percentages with the proceeds being reallocated to the portfolio segments that are below their targeted percentages. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one

Smith Barney Mutual Funds

13

 segment buys a security when another
segment is selling it, the net position of the Global All Cap Growth and Value Fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

Large Cap Growth segment The segment manager seeks to invest in the stocks of well-known companies believed to have strong growth prospects. The segment manager seeks consistent growth of capital and reduced volatility of returns. With respect to this segment, the fund strives to outperform the broad stock market over a full market cycle with less volatility.

In selecting
individual companies for investment, the segment manager considers:

■

Above-average growth prospects

■

Technological innovation

■

Industry dominance

■

Competitive products and services

■

Global scope

■

Long-term operating history

■

Strong cash flow

■

High return on equity

■

Strong financial condition

■

Experienced and effective management

Large Cap Value segment The segment manager seeks to invest in the stocks of established companies believed to be available at attractive prices. The segment manager seeks stocks of companies that are experiencing positive fundamental changes that the segment manager believes are not yet reflected in their price. With respect to this segment, the fund seeks reduced volatility as well as long-term capital growth.

In selecting individual companies for investment, the segment manager considers:

■

Demonstrated financial strength

■

Improving returns on invested capital and cash flow

■

New management

■

New product development or change in competitive position

■

Regulatory changes favoring the company

■

Restructuring

■

New business strategy not yet recognized by the marketplace

14

Smith Barney Multiple Discipline Funds

Multi-Cap Growth segment The segment manager seeks to invest in those growth company stocks that the segment manager believes have the potential for above-average, long-term earnings and/or cash flow in excess of that expected for the market as a whole. In selecting individual companies for investment, the segment manager utilizes a bottom-up discipline that:

■

Emphasizes fundamental analysis that includes earnings and/or cash flow growth, franchise values, returns on equity and breadth of management

■

Focuses on leaders within their industries and sizes with potential for strong earnings and/or cash flow growth

■

Seeks companies where managements have significant ownership stakes

Investments may be made in stocks of companies of any size. Small-cap and mid-cap investments tend to be in companies believed to be overlooked by analysts and investors. The segment manager stresses a long-term investment horizon. Circumstances in which the segment manager re-examines whether a portfolio holding should continue to be held include:

■

A belief by the segment manager that long-term deterioration in the fundamentals of the company and/or its industry is likely to occur

■

The occurrence of a management change that the segment manager believes will have a significant negative effect on the company’s long-term prospects

International-ADR
segment The segment manager seeks to invest in international stocks via ADRs of global companies considered by the manager to be of high quality and whose intrinsic values do not appear to be recognized by the markets. The International-ADR segment seeks to build a long-term, well-diversified portfolio with favorable risk/reward characteristics. With respect to this segment, the fund strives to outperform the international benchmarks over a full market cycle while seeking to maintain positive returns.

In selecting individual companies for investment, the International-ADR segment manager looks for the following:

■

Above-average earnings growth

■

High relative return on invested capital

■

Experienced and effective management

■

Effective research, product development and marketing

■

Competitive advantages

■

Strong financial condition or stable or improving credit quality

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15

In allocating assets among countries and
regions, the segment manager evaluates economic and political factors, including the following:

■

Low or decelerating inflation which creates a favorable environment for securities markets

■

Stable governments with policies that encourage economic growth, equity investment and development of securities markets

■

Currency stability

■

Range of individual investment opportunities

Principal risks of investing in the Global All Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■

U.S. or foreign stock markets decline, or perform poorly relative to other types of investments

■

An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

■

A segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

■

Value and/or growth stocks fall out of favor with investors

■

Large-cap stocks fall out of favor with investors

■

Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests primarily in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of medium-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks

■

Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

■

Adverse governmental action or political, economic or market instability affects a foreign country or region

■

The currency in which a security underlying an ADR is priced declines in value relative to the U.S. dollar

16

Smith Barney Multiple Discipline Funds

Who may want to invest The Global All Cap Growth and Value Fund may be an appropriate investment if you:

■

Are seeking to participate in the long-term growth potential of the U.S. stock market

■

Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments

■

Are willing to accept the risks of the stock market

■

Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large-cap companies

■

Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small-cap companies

■

Are seeking diversification

Smith Barney Mutual Funds

17

Performance
information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and dividends and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return—Class A Shares

Highest and Lowest
Quarter Returns

(for periods shown in the bar chart)

Highest: 18.34% in 4th Quarter 2001

Lowest: (23.76)% in 2nd Quarter 2002

Year-to-date through 06/30/05: (7.59)%

*
Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections Global Growth Fund.”

18

Smith Barney Multiple Discipline Funds

Average Annual Total
Returns

(for periods ended 12/31/04)

1 Year

Since Inception

Inception Date

Class A

06/30/00

Return before taxes

5.58
%

(6.44
)%

Return after taxes on distributions(1)

5.58
%

(6.44
)%

Return after taxes on distributions and sale of fund shares(1)

3.63
%

(5.37
)%

Other Classes (Return before taxes only)

Class B

5.13
%

(1.58
)%

06/30/00

Class C

9.24
%

(0.50
)%

06/30/00

Class Y

N/A

N/A

(2)

MSCI World Growth Index

10.90
%

(7.25
)%

(3)

MSCI EAFE Index

20.25
%

(0.35
)%

(4)

Russell 3000 Index

11.95
%

(1.50
)%

(5)

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.

(2)
No performance is presented for Class Y shares since they were not outstanding for the full calendar year.

(3)
The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividend. Index comparison begins on 06/30/00.

(4)
The MSCI EAFE (Europe, Australasia and Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. (The 22 countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand,
Hong Kong, Japan, Malaysia and Singapore). Index performance is calculated with net dividend. Index comparison begins on 06/30/00.

(5)
The Russell 3000 Index measures the performance of the 3,000 largest
U.S. companies based on total market capitalization. Index comparison begins on 6/30/00.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Smith Barney Mutual Funds

19

Fee table

This table sets forth the fees and expenses you may pay if you invest in Global All Cap Growth and Value Fund shares.

Global All Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)

Class A

Class B

Class C

Class Y

Maximum sales charge (load) imposed on purchases (as a % of offering price)

5.00%

None

None

None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)

None
*

5.00%

1.00%

None

Global All Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)

Class A

Class B

Class C

Class Y

Management fee

0.75%

0.75%

0.75%

0.75%

Distribution and service (12b-1) fees

0.25%

1.00%

1.00%

None

Other expenses

0.30%

0.33%

0.32%

0.13%

Total annual Global All Cap Growth and Value Fund operating expenses**

1.30%

2.08%

2.07%

0.88%

*
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**
The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed 1.40% for Class A, 2.15% for
Class B, 2.15% for Class C and 0.99% for Class Y. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

20

Smith Barney Multiple Discipline Funds

Example

This example helps you compare the costs of investing in the Global All Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■

You invest $10,000 in the Global All Cap Growth and Value Fund for the period shown

■

Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Global All Cap
Growth and Value Fund’s future performance

■

You reinvest all distributions and dividends without a sales charge

■

The Global All Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

1 year

3 years

5 years

10 years

Class A (with or without redemption)

$

626

$

891

$

1,177

$

1,989

Class B (redemption at end of period)

$

711

$

952

$

1,219

$

2,211
*

Class B (no redemption)

$
211

$
652

$
1,119

$
2,211
*

Class C (redemption at end of period)

$

310

$

649

$

1,114

$

2,400

Class C (no redemption)

$
210

$
649

$
1,114

$
2,400

Class Y (with or without redemption)

$

90

$

281

$

488

$

1,084

*
assumes conversion to Class A shares approximately eight years after purchase

Smith Barney Mutual Funds

21

More on the Global All Cap Growth and Value Fund’s investments

International—ADR Segment

The Global All Cap Growth and Value Fund invests in foreign
securities only through ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

All segments

Other investments The Global All Cap Growth and Value Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and meet redemption requests.

Derivatives and hedging techniques The Global All Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■

To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates

■

As a substitute for buying or selling securities

■

As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

22

Smith Barney Multiple Discipline Funds

The other parties to certain derivative
contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive
investing The Global All Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Global
All Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

Portfolio holdings The Global All Cap Growth and Value Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

The Global All Cap Growth and Value Fund may
also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this
Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Smith Barney Mutual Funds

23

Multiple Discipline Funds—Large Cap Growth and Value Fund

Investments, risks and performance

Smith
Barney Multiple Discipline Funds—Large Cap Growth and Value Fund is made up of Large Cap Value and Large Cap Growth segments (collectively, the “Large Cap Growth and Value Fund”).

Investment objective

Long-term capital growth.

Principal investment strategies

Key investments

The Large Cap Growth and Value Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations—those with total market capitalizations of $5 billion or more at the time of investment—and related investments. The Large Cap Growth segment seeks to invest in large capitalization growth stocks that in the segment manager’s opinion are of high quality and have superior balance sheets, exceptional management teams and consistent, long-term operating histories. This investment style focuses on more consistent growth of capital while seeking to reduce volatility of returns. The Large Cap Value segment seeks to invest in established, undervalued companies that the segment manager believes to be experiencing a fundamental, positive change that is not reflected in the stock price.

The Large Cap Growth and Value Fund’s 80% investment policy may be changed by the Board of Directors on 60 days’ notice to shareholders.

Selection process The Large Cap Growth and Value Fund’s strategy combines the efforts of two segment managers with different styles (Value and Growth) and invests in the stock selections considered most attractive in the opinion of each segment manager. The target allocations are 50% to the Large Cap Growth segment and 50% to the Large Cap Value segment. The fund’s portfolio is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s managers.

The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and determine whether the size of each position is appropriate for the Large Cap Growth and Value Fund.

24

Smith Barney Multiple Discipline Funds

 In order to maintain the fund’s
target allocations between the segment managers, the coordinating portfolio managers will:

■

Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the managers of the two segments, as appropriate

■

Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in either the Large Cap
Growth or Large Cap Value segment’s securities equals or exceeds 60% of the fund’s total assets

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if either segment becomes over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segment that is below its targeted percentage or (2) by selling securities in the portfolio segment that exceeds its targeted percentage with the proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

Large Cap Growth
segment The Large Cap Growth segment manager seeks to invest in the stocks of well-known companies believed to have strong growth prospects. The segment manager seeks more consistent growth of capital and reduced volatility of returns. With respect to this segment, the fund strives to outperform the broad stock market over a full market cycle with less volatility.

Smith Barney Mutual Funds

25

In selecting individual companies for
investment, the segment manager considers:

■

Above-average growth prospects

■

Technological innovation

■

Industry dominance

■

Competitive products and services

■

Global scope

■

Long-term operating history

■

Strong cash flow

■

High return on equity

■

Strong financial condition

■

Experienced and effective management

Large Cap Value segment The Large Cap Value segment manager
seeks to invest in the stocks of established companies believed to be available at attractive prices. The segment manager seeks stocks of companies that are experiencing positive fundamental changes that the segment manager believes are not yet reflected in their price. With respect to this segment, the fund seeks reduced volatility as well as long-term capital growth.

In selecting individual companies for investment, the segment manager considers:

■

Demonstrated financial strength

■

Improving returns on invested capital and cash flow

■

New management

■

New product development or change in competitive position

■

Regulatory changes favoring the company

■

Restructuring

■

New business strategy not yet recognized by the marketplace

Principal risks of investing in the Large Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■

U.S. stock markets decline or perform poorly relative to other types of investments

■

An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

26

Smith Barney Multiple Discipline Funds

■

The segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

■

Value and/or growth stocks fall out of favor with investors

■

Large-cap stocks fall out of favor with investors

■

Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth; or

■

The Large Cap Growth and Value Fund is

non-diversified, which means that the Fund may invest more than 5% of its assets in the securities of any one issuer. To the extent the Large Cap Growth and Value Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Who may
want to invest The Large Cap Growth and Value Fund may be an appropriate investment if you:

■

Are seeking to participate in the long-term growth potential of the U.S. stock market

■

Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments

■

Are willing to accept the risks of the stock market

■

Wish to invest indirectly in select large-cap companies

Smith Barney Mutual Funds

27

Performance
information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and dividends and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return—Class A Shares

Highest and Lowest
Quarter Returns

(for periods shown in the bar chart)

Highest: 17.54% in 2nd Quarter 2003

Lowest: (22.52)% in 3rd Quarter 2002

Year-to-date through 06/30/05: (6.51)%

*
Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections Large Cap Fund.”

28

Smith Barney Multiple Discipline Funds

Average Annual Total
Returns

(for periods ended 12/31/04)

1 Year

5 Years

Since Inception

Inception Date

Class A

08/31/99

Return before taxes

0.18
%

(6.47
)%

(4.93
)%

Return after taxes on distributions(1)

(0.12
)%

(6.65
)%

(5.11
)%

Return after taxes on distributions and sale of fund shares(1)

0.11
%

(5.47
)%

(4.21
)%

Other Classes (Return before taxes only)

Class B

(0.29
)%

(6.41
)%

(4.74
)%

08/31/99

Class C

3.71
%

(6.22
)%

(4.74
)%

08/31/99

Class Y

N/A

N/A

N/A

(2)

Russell 1000 Index

11.40
%

(1.76
)%

0.61
%

(3)

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.

(2)
No Class Y shares were outstanding on December 31,
2004.

(3)
The Russell 1000 Index measures the performance of those 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index comparison begins on 08/31/99.

It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Smith Barney Mutual Funds

29

Fee table

This table sets forth the fees and expenses you may pay if you invest in Large Cap Growth and Value Fund shares.

Large Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)

Class A

Class B

Class C

Class Y

Maximum sales charge (load) imposed on purchases (as a % of offering price)

5.00%

None

None

None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)

None
*

5.00%

1.00%

None

Large Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)

Class A

Class B

Class C

Class Y**

Management fee

0.75%

0.75%

0.75%

0.75%

Distribution and service (12b-1) fees

0.25%

1.00%

1.00%

None

Other expenses

0.26%

0.26%

0.26%

0.26%

Total annual Large Cap Growth and Value Fund operating expenses***

1.26%

2.01%

2.01%

1.01%

*
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**
For Class Y shares, “Other expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2005.

***
The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed 1.40% for Class A, 2.15% for
Class B, 2.15% for Class C and

0.99% for Class Y. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

Example

This example helps you compare the costs of investing in the Large Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■

You invest $10,000 in the Large Cap Growth and Value Fund
for the period shown

30

Smith Barney Multiple Discipline Funds

■

Your investment has a 5% return each year—the
assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Large Cap Growth and Value Fund’s future performance

■

You reinvest all distributions and dividends without a
sales charge

■

The Large Cap Growth and Value Fund’s operating
expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

1 year

3 years

5 years

10 years

Class A (with or without redemption)

$

622

$

880

$

1,157

$

1,946

Class B (redemption at end of period)

$

704

$

930

$

1,183

$

2,144
*

Class B (no redemption)

$
204

$
630

$
1,083

$
2,144
*

Class C (redemption at end of period)

$

304

$

630

$

1,083

$

2,338

Class C (no redemption)

$
204

$
630

$
1,083

$
2,338

Class Y (with or without redemption)

$

103

$

322

$

558

$

1,236

*
assumes conversion to Class A shares approximately eight years after purchase

More on the Large Cap Growth and Value Fund’s investments

Derivatives and hedging techniques The Large Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■

To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates

■

As a substitute for buying or selling securities

■

As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

Smith Barney Mutual Funds

31

The other parties to certain derivative
contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Other investments While the Large Cap Growth and Value Fund intends to be substantially invested in equity securities of large cap companies, the fund may invest up to 20% of its assets in equity securities of companies with total market capitalizations below $5 billion and in money market instruments and/or cash to pay expenses and meet redemption requests.

The Large Cap Growth and Value Fund may invest up to 10% of its assets (at the time of investment) in ADRs and ordinary shares of non-U.S. companies that trade in the
U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing The Large Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Large Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

Portfolio holdings The Large Cap Growth and Value Fund’s
policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

The Large Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

32

Smith Barney Multiple Discipline Funds

Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Investments, risks and performance

Smith
Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund is made up of an All Cap Growth segment, an All Cap Value segment and a Fixed Income segment—Government Securities Management (collectively, the “Balanced All
Cap Growth and Value Fund”).

Investment
objective

Balanced between long-term growth of capital and principal preservation.

Principal investment strategies

Key investments

The Balanced All Cap Growth and Value Fund invests in a mix of equity securities of companies of any size and fixed income securities in the short to intermediate average maturity ranges to help reduce market volatility.

The All Cap Growth segment seeks to combine the long-term growth potential of small- to medium-size company stocks with the relative stability of large company growth stocks believed by the segment’s managers to be of high quality. The All Cap Value segment seeks to structure a high-quality portfolio by investing in large-, medium- and small-company stocks whose market prices in the opinion of the segment’s managers are attractive in relation to their business fundamentals. The Fixed Income segment—Government Securities Management seeks to invest in short- to intermediate-term U.S. Treasury bills, notes, bonds and U.S. government agency securities—with an average maturity of approximately 2.5 to 7 years—using active portfolio management. This segment seeks to provide total return that exceeds returns over a market cycle from certificates of deposit, money market funds, or the passive purchase and holding of government securities until maturity.

Selection process The Balanced All Cap Growth and Value Fund’s strategy combines the efforts of the three segments’ managers and invests in the stock or government securities selections considered most attractive in the opinion of each segment’s managers. The target allocations are 35% to each of the All Cap
Growth and All Cap Value segments and 30% to the Fixed Income segment—Government Securities Management. The fund’s portfolio is coordinated by portfolio managers who purchase and sell secu -

Smith Barney Mutual Funds

33

 rities for the fund on the basis of
recommendations received from each segment’s managers.

The
coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments and determine whether the size of each position is appropriate for the fund. In order to maintain the fund’s target allocations among the segment managers, the coordinating portfolio managers will:

■

Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segments, as appropriate

■

Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent the percentage of the fund’s portfolio invested in any of the All Cap Growth, All
Cap Value or Fixed Income—Government Securities Management segment’s securities diverges by more than 10% from the target allocation, except that the fund will maintain a minimum of 25% of its net assets in the Fixed Income segment—Government Securities Management

Upon
consultation with the segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments becomes over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and the segment managers. As a result of the possibility of allocation adjustments, the performance of, and the tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by
(1) allocating cash inflow to the portfolio segments that are below their targeted percentages or (2) by selling securities in the portfolio segments that exceed their targeted percentages with proceeds being reallocated to the portfolio segments that are below their targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

34

Smith Barney Multiple Discipline Funds

All Cap Growth segment The All Cap Growth segment managers seek to identify the stocks of companies of any size that exhibit superior balance sheets, exceptional managements and long-term consistent operating histories. The segment managers also consider stocks of companies that they believe have rapid earnings growth potential, unrecognized values and industry leadership, and favor management teams with significant ownership stakes in the companies.

All Cap Value segment The All Cap Value segment managers apply a selection process that is based on fundamental security analysis and stresses a long-term value orientation.
The segment managers seek to invest in companies whose stock prices, in their opinion, are undervalued relative to the long-term business fundamentals. The segment managers favor companies that generally have strong balance sheets, and that, in their opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills. Cyclical stocks and companies currently out of favor with analysts and investors are emphasized.

The segment managers emphasize industry sectors perceived to be undervalued relative to the broad market. The segment managers monitor portfolio holdings on both a technical and fundamental basis. The segment managers also track the buying and selling patterns by company insiders in company stock.

Fixed Income
segment—Government Securities Management The segment managers focus on short-term to intermediate-term U.S. Treasury bills, notes, bonds and U.S. government agency securities, with an average maturity of approximately 2.5 to 7 years. The segment is managed based on analysis of specific fundamental factors. The segment managers are responsible for monitoring daily market activity in an attempt to provide incremental return exceeding that expected under certain buy and hold and random trading strategies. As a general procedure, the segment managers determine the average maturity position according to the following guidelines:

Market Conditions

Portfolio Position

Average Maturity for the Segment

Rising Interest Rates

Defensive

2.5 Years

Conditions Unclear

Neutral

4.0 Years

Falling Interest Rates

Positive

7.0 Years

In selecting securities and assembling the segment, the segment managers screen for greatest relative value and structure the segment to maximize total return and reduce risk.

Smith Barney Mutual Funds

35

Principal risks of
investing in the Balanced All Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■

U.S. stock markets decline, or perform poorly relative to other types of investments

■

An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

■

Large cap stocks fall out of favor with investors

■

Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large cap companies and government securities. Medium- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large capitalization companies. The prices of medium cap stocks tend to be more volatile than the prices of large cap stocks. In addition, small cap stocks may be less liquid than large cap stocks

■

Interest rates increase, causing the prices of fixed income securities to decline, which would reduce the value of the fund’s U.S. government securities

■

The segment managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular stock or U.S. government security proves to be incorrect

■

Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

Who may want to invest
The Balanced All Cap Growth and Value Fund may be an appropriate investment if you:

■

Are seeking to participate in the long-term growth potential of the U.S. stock market

■

Are looking for an investment with potentially greater return but higher risk than a fund investing exclusively in fixed income investments

■

Are willing to accept the risks of the stock market

■

Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies

■

Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small- cap companies

■

Are seeking an investment balancing long-term growth of capital from equity investments with investments in U.S. government securities

36

Smith Barney Multiple Discipline Funds

Performance
information

As the fund does not have a full calendar year of operations, no performance information is available as of the date of this
Prospectus.

Fee table

This table sets forth the fees and expenses you may pay if you invest in Balanced All Cap Growth and Value Fund shares.

Balanced All Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)

Class A

Class B

Class C

Class Y

Maximum sales charge (load) imposed on purchases (as a % of offering price)

5.00%

None

None

None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)

None
*

5.00%

1.00%

None

Balanced All Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)

Class A

Class B

Class C

Class Y

Management fee

0.75%

0.75%

0.75%

0.75%

Distribution and service (12b-1) fees

0.25%

1.00%

1.00%

None

Other expenses

1.91%

2.34%

2.04%

0.97%

Total annual operating expenses**

2.91%

4.09%

3.79%

1.72%

*
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**
The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed

1.40% for Class A,

2.15% for Class B,

2.15% for Class C and

0.99% for Class Y. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

Example

This example helps you compare the costs of investing in the Balanced All Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■

You invest $10,000 in the Balanced All Cap Growth and Value Fund for the period shown

Smith Barney Mutual Funds

37

■

Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Balanced All Cap
Growth and Value Fund’s future performance

■

You reinvest all distributions and dividends without a sales charge

■

The Balanced All Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

1 year

3 years

5 years

10 years

Class A (with or without redemption)

$

779

$

1,356

$

1,956

$

3,571

Class B (redemption at end of period)

$

911

$

1,544

$

2,192

$

4,032
*

Class B (no redemption)

$
411

$
1,244

$
2,092

$
4,032
*

Class C (redemption at end of period)

$

481

$

1,158

$

1,953

$

4,027

Class C (no redemption)

$
381

$
1,158

$
1,953

$
4,027

Class Y (with or without redemption)

$

175

$

542

$

933

$

2,030

*
assumes conversion to Class A shares approximately eight years after purchase.

More on the Balanced All Cap Growth and Value Fund’s investments

Other investments The Balanced All Cap Growth and Value Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and/or meet redemption requests.

Derivatives and hedging techniques The Balanced All Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■

To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates

■

As a substitute for buying or selling securities

■

As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase

38

Smith Barney Multiple Discipline Funds

 losses and reduce opportunities for
gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present
the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities The Balanced
All Cap Growth and Value Fund may invest to a limited extent in ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing The Balanced All Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Balanced All Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

Portfolio holdings The Balanced All Cap Growth and Value
Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

The Balanced All Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI.
However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Smith Barney Mutual Funds

39

Management

The All Cap Growth and Value
Fund, Global All Cap Growth and Value Fund, Large Cap Growth and Value Fund and Balanced All Cap Growth and Value Fund are sometimes referred to individually as a “fund” and collectively as the “funds.”

Manager

Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGM”), is the funds’ manager.

CGM is a distributor for each fund.

PFS Distributors Inc. also is a distributor for each fund. SBFM’s address is 399 Park Avenue, New York, New York 10022. SBFM selects the funds’ coordinating portfolio managers and segment managers and oversees the funds’ operations. SBFM and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in a fund.
They may also own the securities of these issuers. However, in making investment decisions for a fund, SBFM does not obtain or use inside information acquired by any division, department of affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to
Legg Mason, Inc. (“Legg Mason”). As part of this transaction, the manager, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of each fund’s investment

40

Smith Barney Multiple Discipline Funds

 management contract with the manager. Therefore, the Board will be asked to approve new investment management contracts between the funds and the manager. If approved by the Board, the new investment management contracts will be presented to the shareholders of the funds for their approval.

Portfolio managers The coordinating portfolio managers and segment managers for the funds are set forth below.

Funds and Segments

Coordinating Portfolio Managers

Segment Managers

All Cap Growth and Value Fund

Roger Paradiso,

Kirstin Mobyed

  ■  All Cap
Growth ■ All Cap Value

■

Alan J. Blake,

Richard Freeman

■

John Goode,

Peter J. Hable

Global All Cap Growth and Value Fund

Roger Paradiso,

Kirstin Mobyed

■ Large Cap Growth ■ Large Cap Value ■ Multi-Cap Growth ■ International-ADR

■

Alan J. Blake

■

Mark McAllister,

Robert Feitler, Jr.

■

Richard Freeman

■

Jeffrey Russell

Large Cap Growth and Value Fund

Roger Paradiso,

Kirstin Mobyed

■ Large Cap Growth ■ Large Cap Value

■

Alan J. Blake

■

Mark McAllister,

Robert Feitler, Jr.

Balanced All Cap Growth and Value Fund

Roger Paradiso,

Kirstin Mobyed

  ■  All Cap
Growth ■ All Cap Value ■ Fixed Income—Government Securities Management

■

Alan J. Blake,

Richard Freeman

■

John Goode,

Peter J. Hable

■

Valerie Bannon,

Ellen S. Cammer

Coordinating portfolio managers

Roger Paradiso is an investment officer of SBFM and managing director of CGM.
Mr. Paradiso has been with SBFM or its predecessor firms since 1988. He became a portfolio manager of Smith Barney Asset Management Large Capitalization Growth portfolios in 1995 and of Small/Mid Capitalization portfolios in 1996. This led to the development of the Multiple Discipline investment process in 1997.

Smith Barney Mutual Funds

41

Kirstin Mobyed is an investment officer
of SBFM and director of CGM. Ms. Mobyed has been with SBFM or its predecessor firms since 1992. She served as an analyst from 1994 through 2001 and has served as a private client manager in the Private Portfolio Group since 2001.

Segment managers

Valerie Bannon,

CFA, investment officer of SBFM and director of CGM, is co-manager of the Balanced All Cap Growth and Value Fund’s Fixed Income segment—Government Securities Management. Ms. Bannon has been responsible for this segment since the fund’s

inception. Ms. Bannon has been a portfolio manager with SBFM or its predecessor firms since 1998 and serves as a portfolio manager of other Smith Barney funds.

Alan J. Blake is an investment officer of SBFM and a managing director of CGM. He has been responsible for the Large Cap Growth segments of the Global All Cap Growth and Value Fund and the Large Cap Growth and Value Fund since the

inception of those funds. He has been responsible for the All Cap Growth segments of the Balanced All Cap Growth and Value Fund since its inception and the All Cap Growth and Value Fund since

January 2004. Mr. Blake has been a portfolio manager with SBFM or its predecessor firms since 1991 and serves as a portfolio manager of other Smith Barney funds.

Ellen S. Cammer, investment officer of SBFM and managing director of CGM, is co-manager of the Balanced All Cap Growth and Value Fund’s Fixed Income segment—Government
Securities Management. Ms. Cammer has been responsible for this segment since the fund’s inception. Ms. Cammer has been a portfolio manager with SBFM or its predecessor firms since 1982 and serves as a portfolio manager of other Smith Barney funds.

Robert Feitler, Jr., investment officer of SBFM and a director of CGM, is co-manager of the Large Cap Value segments of the Large Cap Growth and Value Fund and the Global All Cap
Growth and Value Fund since

August 2004. Mr. Feitler has been a portfolio manager and analyst with SBFM or its affiliates since 1995 and serves as a portfolio manager of other Smith Barney funds.

Richard Freeman is an investment officer of SBFM and a managing director of CGM. He has been responsible for the Multi-Cap Growth segment of the Global All Cap Growth and Value
Fund since

January 2004. He has been responsible for the All Cap Growth segments of the Balanced All Cap Growth and Value Fund since its inception and the All Cap Growth and Value Fund since

January 2004. Mr. Freeman has been a portfolio manager with SBFM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney funds.

42

Smith Barney Multiple Discipline Funds

John Goode is an investment officer of
SBFM and a managing director of CGM. He has been responsible for the All Cap Value segments of the Balanced All Cap Growth and Value Fund since its inception and the All Cap Growth and Value Fund since

January 2004. Mr. Goode has been a portfolio manager with SBFM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney funds.

Peter J. Hable is an investment officer of SBFM and a managing director of CGM. He has been responsible for the All Cap Value segments of the Balanced All Cap Growth and Value Fund since its

inception and the All Cap Growth and Value Fund since

January 2004. Mr. Hable has been with SBFM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney funds.

Mark McAllister, investment officer of SBFM and a managing director of CGM, is co-manager of the Large Cap Value segments of the Large Cap Growth and Value Fund and the Global All
Cap Growth and Value Fund since

August 2004. Mr. McAllister has been a portfolio manager with SBFM or its affiliates since 1999 and serves as a portfolio manager of other Smith Barney funds.

Jeffrey Russell,

CFA, is an investment officer of SBFM and a managing director of CGM. He has been responsible for the International—ADR segment of the Global All Cap Growth and Value Fund since

January 2004. Mr. Russell has

21 years of securities business experience and serves as a portfolio manager of other Smith Barney funds.

The SAI provides additional information about the compensation of the coordinating portfolio managers and the segment managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager, Causeway and other fund service providers.

Management fees For the fiscal year or period ended April 30, 2005, SBFM received management fees equal to 0.73% of the All Cap Growth and Value Fund’s average daily net assets, 0.71% of the Global All Cap Growth and Value Fund’s average daily net assets, 0.68% of the Large Cap Growth and Value Fund’s average daily net assets and 0.75% of the Balanced All Cap Growth and Value Fund’s average daily net assets.

Distribution plans Each fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plans, each fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Smith Barney Mutual Funds

43

In addition, the distributors may make
payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a fund’s distributors and other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb (“Citicorp Trust”) serves as each fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the funds’ sub-transfer agents (the “sub-transfer agents”). The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, the order finds that
SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the
Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and

44

Smith Barney Multiple Discipline Funds

 omissions in the materials provided to
the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and
ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Smith Barney Mutual Funds

45

Choosing a class of shares to buy

You can
choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■

How much you plan to invest.

■

How long you expect to own the shares.

■

The expenses paid by each class detailed in the Fee tables and Examples in this Prospectus.

■

Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $

50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of
Class A shares compared to Class B shares.

You may buy shares from:

■

Certain broker-dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”).

■

A fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

46

Smith Barney Multiple Discipline Funds

Initial

Additional

Classes A, B, C

Class Y

All Classes

General

$

1,000

$

15 million

$

50

IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts

$

250

$

15 million

$

50

Qualified Retirement Plans*

$25

$15 million

$

25

Simple IRAs

$1

n/a

$

1

Monthly Systematic Investment Plans

$

25

n/a

$

25

Quarterly Systematic Investment Plans

$50

n/a

$50

*
Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

Comparing the funds’ classes

Your
Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

Class A

Class B

Class C

Class Y

Key features

■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C

■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than Class A

■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A

  ■  No initial or deferred sales
charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes

Initial sales charge

  Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more

None

None

None

Smith Barney Mutual Funds

47

Class A

Class B

Class C

Class Y

Deferred sales charge

1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase

  Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years

1.00% if you redeem within 1 year of purchase

None

Annual distribution and service fees

0.25% of average daily net assets

1.00% of average daily net assets

1.00% of average daily net assets

None

Exchange privilege*

Class A shares of most Smith Barney funds

Class B shares of most Smith Barney funds

Class C shares of most Smith Barney funds

Class Y shares of most Smith Barney funds

*
Ask your Service Agent for the Smith Barney funds available for exchange.

More information about the funds’ classes of shares is available through the Smith Barney Mutual Funds’ website.
You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■

the front-end sales charges that apply to the purchase of Class A shares

■

the deferred sales charges that apply to the redemption of Class B shares, Class C shares and Class A shares (within one year for purchases at no sales charge)

■

who qualifies for lower sales charges on Class A shares

■

who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of a fund.

48

Smith Barney Multiple Discipline Funds

Sales charges

Class A
shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on a fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the funds. A distributor may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase

Sales Charge as a % of offering price (%)

Sales Charge as a % of net amount invested (%)

Broker/Dealer Commission as a % of offering price (%)

Less than $

25,000

5.00

5.26

4.50

$25,000 but less than $

50,000

4.25

4.44

3.83

$50,000 but less than $

100,000

3.75

3.90

3.38

$100,000 but less than $

250,000

3.25

3.36

2.93

$250,000 but less than $

500,000

2.75

2.83

2.48

$500,000 but less than $

1,000,000

2.00

2.04

1.80

$

1,000,000 or more

-

0-

-0-

up to

1.00
*

*
A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Smith Barney Mutual Funds

49

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the applicable sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase.

You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege
 – lets you combine the

current value of Class A shares of a fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■

you; or

■

your

spouse and

children under the age of 21; and

that are

offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Shares of Smith Barney money market funds (

other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined.

However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith
Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short
Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

50

Smith Barney Multiple Discipline Funds

If your current purchase order will be
placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined. Certain trustees and

fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent
 – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a

13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■

you; or

■

your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares.

You may also backdate your letter up to

90 days in which case eligible

purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (

other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith
Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term
Investment

Smith Barney Mutual Funds

51

 Grade Bond Fund, although not offered
with a sales charge, may be combined. If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

  Class A initial sales charges are waived for certain types of investors, including:

■

Employees of NASD members

■

Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM

■

Investors who redeemed Class A shares of a Smith Barney fund in the past

60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual
Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase

1st

2nd

3rd

4th

5th

6th through 8th

Deferred sales charge

5%

4%

3%

2%

1%

0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

52

Smith Barney Multiple Discipline Funds

Class B conversion

After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase

Shares issued: On reinvestment of dividends and distributions

Shares issued: Upon exchange from another Smith Barney fund

Eight years after the date of purchase payment

  In same proportion   as the number
of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)

  On the date the shares   originally acquired   would have converted   into
Class A shares

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of

1.00%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase,
Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement.
You can use a letter of intent to meet this minimum requirement by buying Class Y shares of a fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The
deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Smith Barney Mutual Funds

53

In addition, you do not pay a deferred
sales charge on:

■

Shares exchanged for shares of another Smith Barney fund

■

Shares representing reinvested distributions and dividends

■

Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past

60 days and paid a deferred sales charge, you may buy shares of a fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The funds’ distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service
Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■

On payments made through certain systematic withdrawal plans

■

On certain distributions from a retirement plan

■

For involuntary redemptions of small account balances

■

For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual
Funds’ website: http://www.citigroupam.com and click on the name of the fund.

54

Smith Barney Multiple Discipline Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the funds

Qualified retirement plans and certain other investors who are clients of certain Service
Agents are eligible to buy shares directly from a fund.

■    Write the fund at the following address:

Smith Barney Investment
Funds Inc.—

Smith Barney Multiple Discipline Funds—

(Specify fund and class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at
1-800-451-2010.

Through a

systematic

investment plan

You may authorize your Service Agent or the applicable sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii)
cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly.

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

For more
information, contact your Service Agent or the transfer agent or consult the SAI.

Smith Barney Mutual Funds

55

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■

You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers
(documents transferring ownership of certificates) before the exchange is effective.

■

A fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be
measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

56

Smith Barney Multiple Discipline Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through a fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Investments Inc.
Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m.
and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail

If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of a fund.

If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfers with signed stock powers before the redemption is effective.

If the shares are held by a
fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

Smith Barney Mutual Funds

57

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise,

your redemption proceeds will be paid
by check mailed to your address of record.

By mail

For accounts held directly at a fund, send written requests to the fund at the applicable address:

For clients of a PFS Distributors Inc. Registered Representative, write Primerica
Shareholder Services at the following address:

Primerica Shareholder Services

(Specify fund and class of shares)

P.O. Box 9662

Providence, RI 02940-9662

For all other investors, send
your request to PFPC Inc. at the following address:

Smith Barney Investment Funds Inc.

Smith Barney Multiple Discipline Funds

(Specify fund and class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■    The fund name and your account
number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

58

Smith Barney Multiple Discipline Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $

50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS
Distributors Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010
between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own fund shares with a value of at least $

10,000 ($

5,000 for retirement plan accounts) and each automatic redemption must be at least $

50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds

59

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■

Name of the fund

■

Your account number

■

Class of shares being bought, exchanged or redeemed

■

Dollar amount or number of shares being bought, exchanged or redeemed

■

Signature of each owner exactly as the account is registered

The funds’ sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds, the transfer agent nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■

Are redeeming over $50,000

■

Are sending signed share certificates or stock powers to the applicable sub-transfer agent

■

Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

■

Changed your account registration

■

Want the check paid to someone other than the account owner(s)

■

Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

■

Suspend the offering of shares

■

Waive or change minimum and additional investment amounts

■

Reject any purchase or exchange order

■

Change, revoke or suspend the exchange privilege

■

Suspend telephone transactions

60

Smith Barney Multiple Discipline Funds

■

Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

■

Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account
balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), each fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The funds may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your
Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Smith Barney Mutual Funds

61

Because of the potential harm to the funds and their long-term shareholders, the Board of Directors of Smith Barney Investment Funds Inc., of which the funds are series, has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the funds reserve the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market-timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, a fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/ dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. Each fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

Each fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, each fund has adopted policies and procedures to prevent the selective release of information about a fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

Each fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future.

62

Smith Barney Multiple Discipline Funds

 Shareholders should be aware, however,
that any surveillance techniques currently employed by a fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if a fund is unable to detect and deter trading abuses, a fund’s performance and its long-term shareholders may be harmed. In addition, because the funds have not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Each fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates Share certificates for the funds will no
longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions

Each fund generally pays dividends and makes distributions of capital gains, if any,

once a year, typically in December. A fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from capital gains.

Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your
Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Smith Barney Mutual Funds

63

Transaction

Federal tax status

Redemption or exchange of shares

Usually capital gain or loss; long- term only if shares owned more than one year

Long-term capital gain distributions

Long-term capital gain

Dividends

Ordinary income (potentially taxable at long-term capital gain rates)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, each fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the funds with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in a fund.

Share price

You may buy, exchange or
redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in

64

Smith Barney Multiple Discipline Funds

 good order. Each fund’s net asset
value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the NYSE is open.

This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors of Smith Barney Investment Funds Inc., of which the funds are series, has approved procedures to be used to value a fund’s securities for the purposes of determining the fund’s net asset value. The valuation of a fund’s securities is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for each fund to the manager.

Each fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. Each fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by a fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent pricing service approved by the funds’ Board, which may use a matrix, formula or other objective method that takes into account consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the funds may invest in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issues. Each fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund’s net asset value is calculated. In particular, the value of foreign secu -

Smith Barney Mutual Funds

65

 rities may be materially affected by
events occurring after the close of the market on which they are valued, but before a fund prices its shares. Each fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent’s close of business.

66

Smith Barney Multiple Discipline Funds

Financial highlights

The financial
highlights tables are intended to help you understand the performance of each class for the past five years (or inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The following tables have been derived from the funds’ financial statements which were audited by

KPMG LLP, independent registered public accounting firm, whose reports, along with the funds’ financial statements, are included in the annual reports (available upon request).

For a Class A share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund

Class A Shares(1)

2005

2004

2003

2002

2001(2)

Net asset value, beginning of year

$
7.96

$
6.32

$
7.89

$
9.23

$
11.40

Income (Loss) from operations:

Net investment income (loss)

0.01

(0.03
)

(0.02
)

(0.05
)

(0.05
)

Net realized and unrealized gain (loss)

0.05

1.67

(1.55
)

(1.29
)

(2.12
)

Total income (loss) from operations

0.06

1.64

(1.57
)

(1.34
)

(2.17
)

Net asset value, end of year

$
8.02

$
7.96

$
6.32

$
7.89

$
9.23

Total return(3)

0.75
%

25.95
%

(19.90
)%

(14.52
)%

(19.04
)%‡

Net assets, end of year (000s)

$
84,629

$
48,352

$
25,273

$
37,371

$
49,450

Ratios to average net assets:

Expenses(4)

1.18
%(5)

1.19
%

1.20
%

1.21
%

1.18
%†

Net investment income (loss)

0.14

(0.36
)

(0.37
)

(0.64
)

(0.55
)†

Portfolio turnover rate

15
%

125
%

47
%

35
%

53
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period June 30, 2000 (inception date) to April 30, 2001.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40% for Class A shares.

(5)

The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.20% for Class A shares.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

Smith Barney Mutual Funds

67

For a Class B share
of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund

Class B Shares(1)

2005

2004

2003

2002

2001(2)

Net asset value, beginning of year

$
7.73

$
6.18

$
7.78

$
9.18

$
11.40

Income (Loss) from operations:

Net investment loss

(0.05
)

(0.08
)

(0.07
)

(0.11
)

(0.11
)

Net realized and unrealized gain (loss)

0.06

1.63

(1.53
)

(1.29
)

(2.11
)

Total income (loss) from operations

0.01

1.55

(1.60
)

(1.40
)

(2.22
)

Net asset value, end of year

$
7.74

$
7.73

$
6.18

$
7.78

$
9.18

Total return(3)

0.13
%

25.08
%

(20.57
)%

(15.25
)%

(19.47
)%‡

Net assets, end of year (000s)

$
73,331

$
56,434

$
39,445

$
61,693

$
82,069

Ratios to average net assets:

Expenses(4)

1.94
%(5)

1.94
%

1.97
%

1.93
%

1.94
%†

Net investment loss

(0.62
)

(1.13
)

(1.14
)

(1.36
)

(1.32
)†

Portfolio turnover rate

15
%

125
%

47
%

35
%

53
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period June 30, 2000 (inception date) to April 30, 2001.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.15% for Class B shares.

(5)

The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.97% for Class B shares.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

68

Smith Barney Multiple Discipline Funds

For a Class C share
of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund

Class C Shares(1)(2)

2005

2004

2003

2002

2001(3)

Net asset value, beginning of year

$
7.74

$
6.19

$
7.78

$
9.18

$
11.40

Income (Loss) from operations:

Net investment loss

(0.05
)

(0.08
)

(0.07
)

(0.11
)

(0.11
)

Net realized and unrealized gain (loss)

0.05

1.63

(1.52
)

(1.29
)

(2.11
)

Total income (loss) from operations

0.00

1.55

(1.59
)

(1.40
)

(2.22
)

Net asset value, end of year

$
7.74

$
7.74

$
6.19

$
7.78

$
9.18

Total return(4)

0.00
%

25.04
%

(20.44
)%

(15.25
)%

(19.47
)%‡

Net assets, end of year (000s)

$
215,024

$
215,044

$
176,460

$
299,640

$
435,913

Ratios to average net assets:

Expenses(5)

1.92
%(6)

1.91
%

1.93
%

1.93
%

1.94
%†

Net investment loss

(0.60
)

(1.11
)

(1.10
)

(1.36
)

(1.29
)†

Portfolio turnover rate

15
%

125
%

47
%

35
%

53
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

On April 29, 2004, Class L shares were renamed as Class C shares.

(3)

For the period June 30, 2000 (inception date) to April 30, 2001.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)

As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.15% for Class C shares.

(6)

The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.95% for Class C shares.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

Smith Barney Mutual Funds

69

For a Class Y share
of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund

Class Y Shares(1)

2005(4)

Net asset value, beginning of period

$
8.07

Income (Loss) from operations:

Net investment income

0.01

Net realized and unrealized loss

(0.05
)

Total loss from operations

(0.04
)

Net asset value, end of period

$
8.03

Total return(2)

(0.50
)%‡

Net assets, end of period (000s)

$
5,545

Ratios to average net assets:

Expenses(3)

0.81
%†

Net investment income

0.29
†

Portfolio turnover rate

15
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.99% for Class Y shares.

(4)

For the period November 4, 2004 (inception date) to April 30, 2005.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

70

Smith Barney Multiple Discipline Funds

For a Class A share
of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund

Class A Shares(1)

2005

2004

2003

2002

2001(2)

Net asset value, beginning of year

$
8.17

$
6.24

$
7.52

$
9.64

$
11.40

Income (Loss) from operations:

Net investment income (loss)

0.04

(0.01
)

(0.03
)

(0.07
)

(0.06
)

Net realized and unrealized gain (loss)

0.14

1.94

(1.25
)

(2.05
)

(1.70
)

Total income (loss) from operations

0.18

1.93

(1.28
)

(2.12
)

(1.76
)

Net asset value, end of year

$
8.35

$
8.17

$
6.24

$
7.52

$
9.64

Total return(3)

2.20
%

30.93
%

(17.02
)%

(21.99
)%

(15.44
)%‡

Net assets, end of year (000s)

$
34,195

$
18,263

$
6,339

$
10,768

$
17,701

Ratios to average net assets:

Expenses

1.26
%(4)

1.28
%

1.63
%

1.35
%

1.37
%†

Net investment income (loss)

0.44

(0.11
)

(0.54
)

(0.84
)

(0.69
)†

Portfolio turnover rate

13
%

96
%

7
%

2
%

11
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period June 30, 2000 (inception date) to April 30, 2001.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio for
Class A shares would have been 1.30%. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio for Class A shares will not exceed 1.40%. These expense limitations are voluntary and may be amended or discontinued at any time.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

Smith Barney Mutual Funds

71

For a Class B share
of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund

Class B Shares(1)

2005

2004

2003

2002

2001(2)

Net asset value, beginning of year

$
7.94

$
6.11

$
7.43

$
9.58

$
11.40

Income (Loss) from operations:

Net investment loss

(0.03
)

(0.08
)

(0.07
)

(0.13
)

(0.13
)

Net realized and unrealized gain (loss)

0.14

1.91

(1.25
)

(2.02
)

(1.69
)

Total income (loss) from operations

0.11

1.83

(1.32
)

(2.15
)

(1.82
)

Net asset value, end of year

$
8.05

$
7.94

$
6.11

$
7.43

$
9.58

Total return(3)

1.39
%

29.95
%

(17.77
)%

(22.44
)%

(15.96
)%‡

Net assets, end of year (000s)

$
22,975

$
17,006

$
10,274

$
15,359

$
23,375

Ratios to average net assets:

Expenses

2.05
%(4)

2.10
%

2.40
%

2.04
%

2.12
%†

Net investment loss

(0.35
)

(1.05
)

(1.31
)

(1.54
)

(1.45
)†

Portfolio turnover rate

13
%

96
%

7
%

2
%

11
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period June 30, 2000 (inception date) to April 30, 2001.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio for
Class B shares would have been 2.08%. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio for Class B shares will not exceed 2.15%. These expense limitations are voluntary and may be amended or discontinued at any time.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

72

Smith Barney Multiple Discipline Funds

For a Class C share
of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund

Class C Shares(1)(2)

2005

2004

2003

2002

2001(3)

Net asset value, beginning of year

$
7.95

$
6.12

$
7.43

$
9.58

$
11.40

Income (Loss) from operations:

Net investment loss

(0.03
)

(0.08
)

(0.07
)

(0.13
)

(0.12
)

Net realized and unrealized gain (loss)

0.15

1.91

(1.24
)

(2.02
)

(1.70
)

Total income (loss) from operations

0.12

1.83

(1.31
)

(2.15
)

(1.82
)

Net asset value, end of year

$
8.07

$
7.95

$
6.12

$
7.43

$
9.58

Total return(4)

1.51
%

29.90
%

(17.63
)%

(22.44
)%

(15.96
)%‡

Net assets, end of year (000s)

$
62,485

$
60,193

$
52,173

$
90,857

$
162,541

Ratios to average net assets:

Expenses

2.03
%(5)

2.09
%

2.27
%

2.04
%

2.08
%†

Net investment loss

(0.35
)

(1.10
)

(1.18
)

(1.54
)

(1.39
)†

Portfolio turnover rate

13
%

96
%

7
%

2
%

11
%

(1)

On April 29, 2004, Class L shares were renamed as Class C shares.

(2)

Per share amounts have been calculated using the monthly average shares method.

(3)

For the period June 30, 2000 (inception date) to April 30, 2001.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)

The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio for
Class C shares would have been 2.07%. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio for Class C shares will not exceed 2.15%. These expense limitations are voluntary and may be amended or discontinued at any time.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

Smith Barney Mutual Funds

73

For a Class Y share
of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund

Class Y Shares(1)

2005(2)

Net asset value, beginning of period

$
8.36

Income (Loss) from operations:

Net investment income

0.03

Net realized and unrealized loss

(0.02
)

Total income from operations

0.01

Net asset value, end of period

$
8.37

Total return‡(3)

0.12
%

Net assets, end of period (000s)

$
12,679

Ratios to average net assets†:

Expenses(4)

0.88
%

Net investment income

0.91

Portfolio turnover rate

13
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period November 4, 2004 (inception date) to April 30, 2005.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager has implemented expense limitations so that the expense ratio for Class Y shares will not exceed 0.99%. These expense limitations are voluntary and may be amended or discontinued at any time.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

74

Smith Barney Multiple Discipline Funds

For a Class A share
of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Large Cap Growth and Value Fund

Class A Shares(1)

2005

2004

2003

2002

2001

Net asset value, beginning of year

$
8.55

$
6.89

$
9.55

$
11.10

$
12.34

Income (Loss) from operations:

Net investment income

0.08

0.02

0.06

0.03

0.03

Net realized and unrealized gain (loss)

(0.08
)

1.71

(2.72
)

(1.58
)

(1.12
)

Total income (loss) from operations

0.00

1.73

(2.66
)

(1.55
)

(1.09
)

Less distributions from:

Net investment income

(0.07
)

(0.07
)

—

—

—

Net realized gains

—

—

—

—

(0.15
)

Return of capital

—

—

—

—

(0.00
)*

Total distributions

(0.07
)

(0.07
)

—

—

(0.15
)

Net asset value, end of year

$
8.48

$
8.55

$
6.89

$
9.55

$
11.10

Total return(2)

0.03
%

25.09
%

(27.85
)%

(13.96
)%

(8.93
)%

Net assets, end of year (000s)

$
48,932

$
56,898

$
51,360

$
93,551

$
132,618

Ratios to average net assets:

Expenses(3)

1.18
%(4)

1.16
%

1.19
%

1.18
%

1.16
%

Net investment income

0.96

0.29

0.81

0.34

0.27

Portfolio turnover rate

22
%

58
%

55
%

37
%

10
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40% for Class A shares.

(4)

The investment manager voluntarily waived a portion of its fees for the year ended April 30, 2005. If such fees were not voluntarily waived, the expense ratio for Class A shares would have been 1.26%.

*

Amount represents less than $0.01 per share.

Smith Barney Mutual Funds

75

For a Class B share
of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Large Cap Growth and Value Fund

Class B Shares(1)

2005

2004

2003

2002

2001

Net asset value, beginning of year

$
8.31

$
6.70

$
9.35

$
10.96

$
12.28

Income (Loss) from operations:

Net investment income (loss)

0.02

(0.04
)

0.00
*

(0.04
)

(0.06
)

Net realized and unrealized gain (loss)

(0.08
)

1.66

(2.65
)

(1.57
)

(1.11
)

Total income (loss) from operations

(0.06
)

1.62

(2.65
)

(1.61
)

(1.17
)

Less distributions from:

Net investment income

(0.01
)

(0.01
)

—

—

—

Net realized gains

—

—

—

—

(0.15
)

Return of capital

—

—

—

—

(0.00
)*

Total distributions

(0.01
)

(0.01
)

—

—

(0.15
)

Net asset value, end of year

$
8.24

$
8.31

$
6.70

$
9.35

$
10.96

Total return(2)

(0.72
)%

24.14
%

(28.34
)%

(14.69
)%

(9.63
)%

Net assets, end of year (000s)

$
75,871

$
104,478

$
106,276

$
194,364

$
278,048

Ratios to average net assets:

Expenses(3)

1.94
%(4)

1.91
%

1.94
%

1.92
%

1.93
%

Net investment income (loss)

0.20

(0.47
)

0.06

(0.41
)

(0.51
)

Portfolio turnover rate

22
%

58
%

55
%

37
%

10
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.15% for Class B shares.

(4)

The investment manager voluntarily waived a portion of its fees for the year ended April 30, 2005. If such fees were not voluntarily waived, the expense ratio for Class B shares would have been 2.01%.

*

Amount represents less than $0.01 per share.

76

Smith Barney Multiple Discipline Funds

For a Class C share
of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Large Cap Growth and Value Fund

Class C Shares(1)

2005

2004

2003

2002

2001

Net asset value, beginning of year

$
8.31

$
6.70

$
9.35

$
10.96

$
12.28

Income (Loss) from operations:

Net investment income (loss)

0.02

(0.04
)

0.00
*

(0.04
)

(0.06
)

Net realized and unrealized gain (loss)

(0.08
)

1.66

(2.65
)

(1.57
)

(1.11
)

Total income (loss) from operations

(0.06
)

1.62

(2.65
)

(1.61
)

(1.17
)

Less distributions from:

Net investment income

(0.01
)

(0.01
)

—

—

—

Net realized gains

—

—

—

—

(0.15
)

Return of capital

—

—

—

—

(0.00
)*

Total distributions

(0.01
)

(0.01
)

—

—

(0.15
)

Net asset value, end of year

$
8.24

$
8.31

$
6.70

$
9.35

$
10.96

Total return(2)

(0.72
)%

24.15
%

(28.34
)%

(14.69
)%

(9.63
)%

Net assets, end of year (000s)

$
56,887

$
75,181

$
74,027

$
139,684

$
207,209

Ratios to average net assets:

Expenses(3)

1.93
%(4)

1.92
%

1.93
%

1.92
%

1.93
%

Net investment income (loss)

0.21

(0.48
)

0.07

(0.41
)

(0.51
)

Portfolio turnover rate

22
%

58
%

55
%

37
%

10
%

(1)

Per share amounts have been calculated using the monthly average shares method. On April 29, 2004, Class L shares were renamed as Class C shares.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.15% for Class C shares.

(4)

The investment manager voluntarily waived a portion of its fees for the year ended April 30, 2005. If such fees were not voluntarily waived, the expense ratio would have been
2.01%.

*

Amount represents less than $0.01 per share.

Smith Barney Mutual Funds

77

For a Class A share
of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

Balanced All Cap Growth and Value Fund

Class A(1)(2)

Net asset value, beginning of period

$
11.40

Income from operations:

Net investment income

0.04

Net realized and unrealized gain

0.12

Total income from operations

0.16

Net asset value, end of period

$
11.56

Total return‡(3)

1.40
%

Net assets, end of period (000’s)

$
12,368

Ratios to average net assets†:

Expenses(4)

1.40
%

Net investment income

0.59

Portfolio turnover rate

36
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period August 6, 2004 (inception date) to April 30, 2005.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived its management fee and reimbursed expenses for the period ended April 30, 2005. If such fees were not waived and expenses reimbursed, the annualized expense ratio would have been 2.91% for Class A shares. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio for Class A shares will not exceed 1.40%. These expense limitations are voluntary and may be amended or discontinued at any time.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

78

Smith Barney Multiple Discipline Funds

For a Class B share
of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

Balanced All Cap Growth and Value Fund

Class B(1)(2)

Net asset value, beginning of period

$
11.41

Income (Loss) from operations:

Net investment loss

(0.01
)

Net realized and unrealized gain

0.11

Total income from operations

0.10

Net asset value, end of period

$
11.51

Total return‡(3)

0.88
%

Net assets, end of period (000’s)

$
5,396

Ratios to average net assets†:

Expenses(4)

2.15
%

Net investment loss

(0.15
)

Portfolio turnover rate

36
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period August 16, 2004 (inception date) to April 30, 2005.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived its management fee and reimbursed expenses for the period ended April 30, 2005. If such fees were not waived and expenses reimbursed, the annualized expense ratio would have been 4.09% for Class B shares. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio will not exceed 2.15% for Class B shares. These expense limitations are voluntary and may be amended or discontinued at any time.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

Smith Barney Mutual Funds

79

For a Class C share
of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

Balanced All Cap Growth and Value Fund

Class C(1)(2)

Net asset value, beginning of period

$
11.41

Income (Loss) from operations:

Net investment loss

(0.01
)

Net realized and unrealized gain

0.10

Total income from operations

0.09

Net asset value, end of period

$
11.50

Total return‡(3)

0.79
%

Net assets, end of period (000’s)

$
4,538

Ratios to average net assets†:

Expenses(4)

2.15
%

Net investment loss

(0.16
)

Portfolio turnover rate

36
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period August 16, 2004 (inception date) to April 30, 2005.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived its management fee and reimbursed expenses for the period ended April 30, 2005. If such fees were not waived and expenses reimbursed, the annualized expense ratio would have been 3.79% for Class C shares. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio will not exceed 2.15% for Class C shares. These expense limitations are voluntary and may be amended or discontinued at any time.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

80

Smith Barney Multiple Discipline Funds

For a Class Y share
of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

Balanced All Cap Growth and Value Fund

Class Y(1)(2)

Net asset value, beginning of period

$
11.69

Income (Loss) from operations:

Net investment income

0.05

Net realized and unrealized loss

(0.16
)

Total income (loss) from operations

(0.11
)

Net asset value, end of period

$
11.58

Total return‡(3)

(0.94
)%

Net assets, end of period (000’s)

$
3,594

Ratios to average net assets†:

Expenses(4)

0.99
%

Net investment income

0.94

Portfolio turnover rate

36
%

(1)

Per share amounts have been calculated using the monthly average shares method.

(2)

For the period November 8, 2004 (inception date) to April 30, 2005.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived its management fee and reimbursed expenses for the period ended April 30, 2005. If such fees were not waived and expenses reimbursed, the annualized expense ratio would have been 1.72% for Class Y shares. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio will not exceed 0.99% for Class Y shares. These expense limitations are voluntary and may be amended or discontinued at any time.

‡

Total return is not annualized, as it may not be representative of the total return for the year.

†

Annualized.

Smith Barney Mutual Funds

81

 Smith Barney
Multiple Discipline Funds —

All Cap Growth and Value Fund

Global All Cap Growth and Value Fund

Large Cap Growth and Value Fund

Balanced All Cap Growth and Value Fund

Each a series of Smith Barney Investment Funds
Inc.

You may visit each fund’s

website at

www.citigroupam.com

 for a free copy of a prospectus, statement of additional information (“SAI”) or an annual or semi-annual report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about each fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected a fund’s performance during its last fiscal year.

Each fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about each fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about a fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder
Services at

1-800-451-2010 (or for clients of a PFS Distributors Inc. Registered Representative call Primerica Shareholder Services at 1-800-544-5445), or by writing to a fund at Smith Barney Mutual Funds,

125 Broad Street,

New York,

New York

10004.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room
in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds are available on the EDGAR Database on the
Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about a fund that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Your Serious Money, Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-03275)

PFS0133 08/05

 Supplement to Prospectus dated 10/01/2005

SMITH BARNEY INVESTMENT FUNDS INC. (the “Company”)

on behalf of the

Smith Barney Multiple Discipline Funds—All Cap
Growth and Value Fund

Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund (each, a “Fund”)

SUPPLEMENT DATED OCTOBER 1, 2005

TO THE PROSPECTUSES

AND TO
THE STATEMENT OF ADDITIONAL INFORMATION, EACH AS AMENDED,

DATED AUGUST 29, 2005

The following information supplements, and to the extent
inconsistent therewith, supersedes, certain information in the Prospectuses and the Statement of Additional Information:

The Board of Directors of the Company has approved an amendment to the Management Agreements between the Company, on behalf of the Funds, each a series of the Company, and Smith Barney Fund Management LLC. Effective October 1, 2005, each Management Agreement’s current fee of 0.75% of the Fund’s average daily net assets will be replaced with the fee schedule described below:

Fee Schedule, effective October 1, 2005

  Fund’s Fee Rate   Average Daily
Net Assets

Management Fee Rate

  First $

1 billion

0.750%

  Next $

1 billion

0.725%

  Next $

3 billion

0.700%

  Next $

5 billion

0.675%

Over $10 billion

0.650%

In the case of each Fund, the terms of the amended Management Agreement are the same in all other material respects as those of the current Management Agreement. Fees under the current and amended Management Agreements are calculated daily and payable monthly.

FD03263

 Supplement to Prospectus dated 12/01/2005

SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of the Prospectuses for the funds listed below entitled “Management”:

On December 1, 2005, Citigroup Inc. (“Citigroup”)
completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s existing investment management contract (and sub-advisory contract(s), if applicable) to terminate.

The fund’s shareholders previously
approved a new investment management contract between the fund and the Manager (and new sub-advisory contract(s), if applicable) which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The
fund’s Board has appointed the fund’s current distributors,

Citigroup Global Markets Inc. (“CGMI”) and

PFS Investments Inc. as successor by merger to PFS Distributors, Inc. (“PFS”), and

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund. For those funds that have adopted Rule 12b-1 Plans with respect to certain classes of shares, the fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGMI, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service

1

Agent”) that currently offer fund shares will continue to make the fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

The following supplements the sections of each of the Prospectuses entitled “Sales charges” and “More about deferred sales charges” and the section of the
Statement of Additional Information (the “SAI”) entitled “Purchase of Shares” or “Purchase, Redemption and Exchange of Shares,” as applicable to a fund, for the funds listed below:

For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to
10% of the sales charge to LMIS. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Service Agent for purchases in excess of the amount at which sales loads are waived and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, for those funds that have adopted an amended and restated Rule 12b-1 Plan, starting in the thirteenth month after purchase the Service Agent will also receive the distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee.
Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase.

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and will retain the deferred sales charges paid upon certain redemptions. For Class B shares sold by PFS, PFS will pay the commission of up to 4% of the purchase price of the Class B shares sold by its Service

2

Agents and will retain the deferred sales charges paid upon certain redemptions. Similarly, LMIS will pay Service Agents, including CGMI, selling Class C shares a commission of up to
1% of the purchase price of the Class C shares they sell and will retain the deferred sales charges paid upon certain redemptions. For those funds that have adopted an amended and restated Rule 12b-1 Plan; until the thirteenth month after purchase
LMIS will retain the distribution and service fee.

The procedures described in the Prospectus under the captions “Buying shares,” “Exchanging shares” and “Redeeming shares” will not change as a result of the new distribution arrangements.

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the names of investment advisers of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the fund. Citi Marks include, but are not limited to, “Smith Barney,”
“Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distributor”:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3100
Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, serve as the fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by the fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, references in the SAI to the fund’s distributors or principal underwriters include LMIS, CGMI and PFS.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distribution Arrangements”, “Distribution” or
“Services and Distribution Plan”, as applicable to a fund:

3

Effective December 1, 2005, with respect to those fund classes subject to a Rule 12b-1 Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. For those funds that have adopted an amended and restated Rule 12b-1 Plan, the co-distributors will provide the fund’s Board with periodic reports of amounts expended under the fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Portfolio Transactions”, “Brokerage” or
“Investment Management and Other Services,” as applicable to a fund:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the fund under the Investment Company Act of 1940, as amended. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

Except as noted above, the policies and procedures described in the SAI under the captions “Purchase of Shares,” “Purchase, Redemption and Exchange of Shares”,
“Redemption of Shares” or “Exchange Privilege”, as applicable to a fund, will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Service Agent.

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

December 29, 2004

SMITH BARNEY ALLOCATION SERIES INC.

May 31, 2005

Balanced Portfolio

Conservative Portfolio

Income Portfolio

4

SMITH BARNEY APPRECIATION FUND INC.

April 30, 2005

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY EQUITY FUNDS

May 31, 2005

Smith Barney Social Awareness Fund

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

January 28, 2005

SMITH BARNEY INCOME FUNDS

Smith Barney Diversified Strategic Income Fund

November 28, 2005

Smith Barney Exchange Reserve Fund

November 28, 2005

SB Capital and Income Fund

April 29, 2005

Smith Barney Shares

SMITH BARNEY INVESTMENT FUNDS INC.

Smith Barney Government Securities Fund

April 29, 2005

Smith Barney Investment Grade Bond Fund

April 29, 2005

Smith Barney Multiple Discipline Funds

August 29, 2005

Balanced All Cap Growth and Value Fund

Large Cap Growth and Value Fund

All Cap Growth and Value Fund

Global All Cap Growth and Value Fund

SMITH BARNEY INVESTMENT TRUST

March 28, 2005

Smith Barney Large Capitalization Growth Fund

Smith Barney Mid Cap Core Fund

SMITH BARNEY MANAGED MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY MUNI FUNDS

July 29, 2005

New York Portfolio

SMITH BARNEY SECTOR SERIES INC.

February 25, 2005

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

5

FD 03312

 Supplement to Prospectus dated 01/18/2006

SUPPLEMENT DATED JANUARY 18, 2006

TO THE

PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statements of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing
agent. Effective January 1, 2006,

PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

For clients of a PFS Investments Inc. Registered Representative, write PFS Investments Inc. at P.O. Box 9662, Providence, Rhode Island 02940-9662.

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

December 29, 2005

SMITH BARNEY ALLOCATION SERIES INC.

May 31, 2005

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

GROWTH PORTFOLIO

HIGH GROWTH PORTFOLIO

INCOME PORTFOLIO

SMITH BARNEY APPRECIATION FUND INC.

April 30, 2005

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY EQUITY FUNDS

May 31, 2005

SMITH BARNEY SOCIAL AWARENESS FUND

1

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

January 28, 2005

SMITH BARNEY INCOME FUNDS

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

November 28, 2005

SMITH BARNEY EXCHANGE RESERVE FUND

November 28, 2005

SB CAPITAL AND INCOME FUND

April 29, 2005

Smith Barney Shares

SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY GOVERNMENT SECURITIES FUND

April 29, 2005

SMITH BARNEY INVESTMENT GRADE BOND FUND

April 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — BALANCED ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — GLOBAL ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — LARGE CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY SMALL CAP GROWTH FUND

January 28, 2005

SMITH BARNEY INVESTMENT SERIES

SB GROWTH AND INCOME FUND

February 25, 2005

Smith Barney Shares

SMITH BARNEY INTERNATIONAL FUND

February 25, 2005

SMITH BARNEY DIVIDEND STRATEGY FUND

February 25, 2005

2

SMITH BARNEY INVESTMENT TRUST

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

March 28, 2005

SMITH BARNEY MID CAP CORE FUND

March 28, 2005

Citi Shares

SMITH BARNEY MANAGED MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY MONEY FUNDS, INC.

April 29, 2005

CASH PORTFOLIO

SMITH BARNEY MUNI FUNDS

NEW YORK PORTFOLIO

July 29, 2005

SMITH BARNEY SECTOR SERIES FUND INC.

February 25, 2005

SMITH BARNEY FINANCIAL SERVICES FUND

SMITH BARNEY HEALTH SCIENCES FUND

SMITH BARNEY TECHNOLOGY FUND

SMITH BARNEY TRUST II

SMITH BARNEY CAPITAL PRESERVATION FUND

February 25, 2005

SMITH BARNEY CAPITAL PRESERVATION FUND II

February 25, 2005

FD03350

3

 Supplement to Prospectus dated 04/07/2006

APRIL 7, 2006

SUPPLEMENT
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF EACH SMITH BARNEY AND SB MUTUAL FUND LISTED BELOW

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Prospectus and
Statement of Additional Information.

Effective
April 7, 2006, each Registrant (except CitiFunds Trust I) and Fund will be renamed by replacing “Smith Barney” or “SB” with “Legg Mason Partners” as listed below.

There will be no change in the Funds’ investment objective(s)
or investment policies as a result of the name changes.

For more information about the Funds, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

New Registrant/Fund Name

Date of Current Prospectus and SAI

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Adjustable Rate Income Fund

September 28, 2005

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Aggressive Growth Fund, Inc.

December 29, 2005

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

April 30, 2005

Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Arizona Municipals Fund, Inc.

September 28, 2005

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

November 28, 2005

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2005

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Fundamental Value Fund, Inc.

January 28, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

April 29, 2005

Legg Mason Partners Short-Term Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners U.S. Government Securities Fund

April 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

April 29, 2005

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Diversified Strategic Income Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Exchange Reserve Fund

November 28, 2005

Legg Mason Partners High Income Fund

November 28, 2005

Legg Mason Partners Municipal High Income Fund

November 28, 2005

Legg Mason Partners Total Return Bond Fund

November 28, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Government Securities Fund

April 29, 2005

Legg Mason Partners Hansberger Global Value Fund

August 29, 2005

Legg Mason Partners Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29,2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29,2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 30, 2006

Legg Mason Partners Small Cap Value Fund

January 30, 2006

Legg Mason Partners Investment Series

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity California Municipals Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity New York Municipals Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund

March 30, 2006

Legg Mason Partners Municipal Funds

Legg Mason Partners Florida Municipals Fund

July 29, 2005

Legg Mason Partners Georgia Municipals Fund

July 29, 2005

Legg Mason Partners Limited Term Municipals Fund

July 29, 2005

Legg Mason Partners National Municipals Fund

July 29, 2005

Legg Mason Partners New York Municipals Fund

July 29, 2005

Legg Mason Partners Pennsylvania Municipals Fund

July 29, 2005

Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.

July 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Oregon Municipals Fund

August 28, 2005

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Capital Preservation Fund

February 28, 2006

Legg Mason Partners Capital Preservation Fund II

February 28, 2006

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

April 29, 2005

Legg Mason Partners Short Duration Municipal Income Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Inflation Management Fund

February 28, 2006

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

April 29, 2005

FD 03385

 Supplement to Prospectus dated 07/12/2006

Supplement dated July 12, 2006

to the Prospectuses and Statements of Additional Information

of the Funds indicated below

The following supplements the Prospectus and Statement of
Additional Information for each fund listed below:

Management

On August 1, 2006,

Legg Mason Partners Fund Advisor, LLC (or LMPFA) will become the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds.

As set forth in Schedule I to this Supplement, CAM North America, LLC, Batterymarch Financial Management, Inc. and/or Western Asset Management Company will become the fund’s subadviser(s) on August 1, 2006.

CAM North America, LLC (or CAM N.A.), with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (or Legg Mason) in December 2005. Batterymarch Financial Management, Inc. (or Batterymarch), established in 1969 and having offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as investment adviser to institutional accounts, such as pension and profit sharing plans, mutual funds and endowment funds. Batterymarch’s total assets under management were approximately $17.3 billion as of May 31, 2006. Western Asset Management Company (or Western Asset), established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion.

LMPFA, CAM N.A., Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason.

1

LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to CAM N.A., Batterymarch and/or Western Asset, as applicable, the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. Legg Mason expects that the current portfolio managers who are responsible for the day-to-day management of the fund, as well as senior management and other key employees, will be the same immediately after the new management and subadvisory agreements take effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions.
The fund’s investment management fee remains unchanged.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, fund shareholders will be asked to elect a new Board, approve matters that will result in the fund being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Share class standardization

The following supplements the Prospectus and Statement of Additional Information for each fund other than Legg Mason Partners S&P 500 Index Fund:

The fund’s Board has approved certain share class modifications to, among other things, standardize the pricing and features of all equity and fixed income funds in the fund complex. As a result, a fund’s front-end sales load and/or contingent deferred sales charge amount and/or schedule may increase in some cases or may decrease in other cases. The modifications are expected

2

to be implemented during the fourth quarter of 2006. The fund’s Prospectus will be further supplemented prior to their implementation.

Effective July 12, 2006, the Legg Mason Partners funds and Salomon Brothers funds will reduce the minimum initial and subsequent investment requirements to $

1.00 for certain programs offered by third-party intermediaries, including asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

Reorganization

The following supplements the Prospectus and Statement of Additional Information for each fund listed as an Acquired Fund on Schedule II to this Supplement:

The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the
“Acquiring Fund”) listed opposite the fund on Schedule II in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed later in 2006. If the reorganization is approved by fund shareholders, it is expected to occur during the first quarter of 2007. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus (except for, as noted later in this supplement, Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund).

New investment manager or subadviser

The following supplements the Prospectus and Statement of Additional Information for each fund listed on Schedule III to this Supplement:

3

In addition to the investment manager and subadviser changes discussed in the “Management” section above, the fund’s Board has approved a new investment manager or subadviser for the fund, as indicated for the fund on Schedule III. In each case the new manager or subadviser is an affiliate of Legg Mason. Under the Investment Company Act of 1940, as amended, shareholder approval of the agreement with the new manager or subadviser must be obtained, and the Board has authorized seeking such approval. Proxy materials describing the new manager or subadviser are expected to be mailed later in 2006. If shareholder approval is obtained, the new manager or subadviser would replace the fund’s then-current manager or subadviser, as described in the “Management” section above.

Investment strategy and other investment-related changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value:

The fund’s Board has approved an investment strategy change for the fund and the fund’s change to non-diversified status. The changes will occur in conjunction with the proposed change of manager, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the investment strategy change prior to its implementation. The fund’s change to non-diversified status requires shareholder approval, and the Board has authorized seeking such approval. Proxy materials describing the change are expected to be mailed later in 2006.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International All Cap Growth Fund and Legg Mason Partners Financial Services
Fund:

The fund’s Board has approved an investment strategy change for the fund. The change will occur in conjunction with the proposed change of subadviser, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the change prior to its implementation.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International Large Cap Fund:

4

The fund’s Board has approved an investment strategy change for the fund and a change to the fund’s 80% investment policy. Shareholders will receive more detailed information regarding these changes prior to their implementation.

Fund closures

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund:

Effective as of the close of business on July 12, 2006, the fund will be closed to all new purchases and incoming exchanges. The fund will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction until August 11, 2006 in order to permit them to select an investment alternative. In addition, the fund will remain open for dividend reinvestment and
Class B to Class A conversions. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the fund will be waived as of the close of business on July 12, 2006.

Dividends and distributions

The following supplements the Prospectus for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December.

Portfolio manager changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

Effective

July 17, 2006, the manager has appointed

Robert Gendelman to manage the equity portion of the Fund’s portfolio. Mr. Gendelman was employed by Cobble Creek Partners, L.P., a registered investment adviser, beginning in October 2003 and prior to that time was a portfolio manager at Neuberger and Berman for more than five years.

5

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Capital Fund Inc and Salomon Brothers Mid Cap Fund and supercedes any contrary information:

Effective

July 12, 2006, the manager has appointed

Brian Posner and

Brian Angerame to co-manage the Fund. Mr. Posner is the Chief Executive Officer of ClearBridge Advisors and is an investment officer of the manager. He joined Legg Mason and the manager in 2005. Previously, he was a
Co-Founder and Managing Partner of Hygrove Partners LLC, a New York-based asset management company, which was founded in 2000. Mr. Angerame is a Director and investment officer of the manager. He joined the manager in 2000.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Fund Inc and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, an investment officer of the manager and a co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 1995. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Growth and Income Fund and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, investment officer of the manager and co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 2000. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Small Cap Growth Fund and supercedes any contrary information:

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

Vincent Gao, CFA

With respect to the
fund, team leader, responsible for oversight and portfolio strategy; sector manager for small cap growth and balanced strategies and analyst covering technology; joined the investment manager or its affiliates or their predecessor firms in
1999.

January 2003

6

Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

Robert Feitler

With respect to the
fund, team member analyst responsible for financial services sector with responsibility for buy and sell decisions in that sector; co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined the investment manager or its affiliates or their predecessor firms in 1995.

February 1995

Dmitry Khaykin

With respect to the
fund, team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering communications and media; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003, was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co.
Inc.

June 2003

Margaret Blaydes

With respect to the
fund, team member analyst responsible for consumer sector with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering tobacco, beverages, retail and consumer; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003 was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

March 2003

* * *

* “Salomon Brothers,” “Smith Barney” and “Citi” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

* * *

7

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Balanced Fund

May 31, 2006

Legg Mason Partners Lifestyle Conservative Fund

May 31, 2006

Legg Mason Partners Lifestyle Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle High Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle Income Fund

May 31, 2006

Legg Mason Partners Aggressive Growth Fund Inc.

December 29, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29, 2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 28, 2006

Legg Mason Partners Small Cap Value Fund

January 28, 2006

Legg Mason Partners Hansberger Global Value Fund

August 30, 2005

8

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

May 1, 2006

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

May 1, 2006

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Small Cap Core Fund, Inc.

May 1, 2006

Legg Mason Partners Fundamental Value Fund Inc.

January 28, 2006

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners S&P 500 Index Fund

May 1, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

9

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Appreciation Fund, Inc.

May 1, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Investment Series

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

February 28, 2006

Salomon Funds Trust

Salomon Brothers Mid Cap Fund

May 1, 2006

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Salomon Brothers Capital Fund Inc

May 1, 2006

Salomon Brothers Series Funds Inc

Salomon Brothers Balanced Fund

May 1, 2006

Salomon Brothers Small Cap Growth Fund

May 1, 2006

Salomon Brothers Investors Value Fund Inc

May 1, 2006

10

Fund

Date of Prospectus and Statement of Additional Information*

The Salomon Brothers Fund Inc

June 30, 2006

*

As supplemented.

11

Schedule I – Subadvisers

Fund

Subadviser(s)

Legg Mason Partners Lifestyle Balanced Fund

CAM N.A.

Legg Mason Partners Lifestyle Conservative Fund

CAM N.A.

Legg Mason Partners Lifestyle Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle High Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle Income Fund

CAM N.A.

Legg Mason Partners Aggressive Growth Fund, Inc.

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

CAM N.A. and

Western Asset

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap and International

CAM N.A. and

Causeway Capital Management LLC

Legg Mason Partners Real Return Strategy Fund

CAM N.A.,

Western Asset and

Batterymarch

Legg Mason Partners Small Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Value Fund

CAM N.A.

Legg Mason Partners Hansberger Global Value Fund

Hansberger Global Investors, Inc.*

Legg Mason Partners Social Awareness Fund

CAM N.A.

12

Fund

Subadviser(s)

Legg Mason Partners Large Cap Value Fund

CAM N.A.

Legg Mason Partners Capital and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Convertible Fund

CAM N.A.

Legg Mason Partners Dividend and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Small Cap Core Fund, Inc.

Batterymarch

Legg Mason Partners Fundamental Value Fund, Inc.

CAM N.A.

Legg Mason Partners Financial Services Fund

Batterymarch

Legg Mason Partners Health Sciences Fund

Batterymarch

Legg Mason Partners Technology Fund

Batterymarch

Legg Mason Partners Classic Values Fund

Olstein & Associates, L.P.*

Legg Mason Partners Large Cap Growth Fund

CAM N.A.

Legg Mason Partners S&P 500 Index Fund

Batterymarch

Legg Mason Partners Mid Cap Core Fund

CAM N.A.

Legg Mason Partners Appreciation Fund, Inc.

CAM N.A.

Legg Mason Partners International All Cap Growth Fund

CAM N.A.

Legg Mason Partners International Fund

Batterymarch

Legg Mason Partners Dividend Strategy Fund

CAM N.A.

Legg Mason Partners Growth and Income Fund

CAM N.A.

Legg Mason Partners Diversified Large Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Growth Opportunities Fund

CAM N.A.

13

Fund

Subadviser(s)

Legg Mason Partners International Large Cap Fund

Batterymarch

Salomon Brothers Mid Cap Fund

CAM N.A.

Legg Mason Partners Emerging Markets Equity Fund

Legg Mason International Equities Limited*

Salomon Brothers Capital Fund Inc

CAM N.A.

Salomon Brothers Balanced Fund

CAM N.A. and

Western Asset

Salomon Brothers Small Cap Growth Fund

CAM N.A.

Salomon Brothers Investors Value Fund Inc

CAM N.A.

The Salomon Brothers Fund Inc

CAM N.A.

*

The fund’s subadviser is unchanged.

14

Schedule II – Reorganizations

Acquired Fund

Acquiring Fund

Legg Mason Partners Large Cap Value Fund

Salomon Brothers Investors Value Fund Inc

Legg Mason Partners Growth and Income Fund

  Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds All Cap and International

Salomon Brothers Mid Cap Fund

Salomon Brothers Capital Fund Inc

Legg Mason Partners Small Cap Growth Fund

Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Small Cap Growth Opportunities Fund

Legg Mason Partners Technology Fund

Legg Mason Partners Large Cap Growth Fund

Legg Mason Partners Health Sciences Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Capital and Income Fund

Salomon Brothers Balanced Fund

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

Legg Mason Balanced Trust

Legg Mason Financial Services Fund

Legg Mason Partners Financial Services Fund

Legg Mason Partners International Fund

Legg Mason Partners International Large Cap Fund

15

Schedule III – Manager/Subadviser Proposals

Fund

Proposed New Manager

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Capital Management, Inc.

Fund

Proposed New Subadviser

Legg Mason Partners Social Awareness Fund

Legg Mason Investment Counsel, LLC

Legg Mason Partners International All Cap Growth Fund

Brandywine Global Asset Management, LLC

Legg Mason Partners Financial Services Fund

Barrett Associates, Inc.

16

 Statement of Additional Information dated 08/29/2005 for

 MDF Balanced All Cap Growth and Value Class A

 Supplement to SAI dated 09/21/2005

 Supplement to SAI dated 10/01/2005

 Supplement to SAI dated 10/26/2005

 Supplement to SAI dated 12/01/2005

 Supplement to SAI dated 12/01/2005

 Supplement to SAI dated 01/18/2006

 Supplement to SAI dated 01/18/2006

 Supplement to SAI dated 02/17/2006

 Supplement to SAI dated 04/07/2006

 Supplement to SAI dated 07/12/2006

August 29, 2005

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—ALL CAP GROWTH AND VALUE FUND

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—GLOBAL ALL CAP GROWTH AND VALUE FUND

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—LARGE CAP GROWTH AND VALUE FUND

SMITH BARNEY MULTIPLE DISCIPLINE
FUNDS—BALANCED ALL CAP GROWTH AND VALUE FUND

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—ALL CAP AND INTERNATIONAL FUND

125 Broad Street

New York, New York 10004

1-800-451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current combined Prospectuses of Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund (“Large Cap Growth and Value Fund”), Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund
(“All Cap Growth and Value Fund”), Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund (“Global All Cap Growth and Value Fund”), Smith Barney Multiple Discipline Funds—Balanced All Cap
Growth and Value Fund (“Balanced All Cap Growth and Value Fund”) and Smith Barney Multiple Discipline Funds—All Cap and International Fund (“All Cap and International Fund”) (collectively, the “Funds”) dated
August 29, 2005 as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectuses. It is intended to provide more detailed information about the Funds as well as matters already discussed in the
Prospectuses. Additional information about the Funds’ investments is available in the Funds’ annual reports to shareholders which are incorporated herein by reference. The Prospectuses and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. (“PFSI”) Registered Representative (for all funds except All Cap and International Fund), a broker/dealer, financial intermediary or a financial institution
(each called a “Service Agent”), or by writing or calling Citigroup Global Markets Inc. (“CGM”) at the address or telephone number above. Each Fund is a separate investment series of Smith Barney Investment Funds Inc. (the
“Company”).

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses each Fund’s investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which a Fund may invest, the investment policies and portfolio strategies each Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment manager to the Funds. Causeway Capital Management LLC (“Causeway”) serves as the sub-investment adviser to the International segment of the All Cap and International Fund.

All Cap Growth and Value Fund.    The All Cap Growth and Value Fund has an investment
objective of long-term capital growth. The All Cap Growth and Value Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks (such as warrants and convertible bonds) and depository receipts for these securities. Under normal market conditions, the majority of the All Cap Growth and Value Fund’s portfolio will consist of common stocks, but it may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Fund’s expenses and to meet redemption requests. The All Cap Growth and Value Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant. The target allocations are 50% to the All Cap Growth segment and 50% to the All Cap
Value segment.

Global All Cap Growth and Value
Fund.    The Global All Cap Growth and Value Fund has an investment objective of long-term capital growth. The Global All Cap Growth and Value Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks (such as warrants and convertible bonds) and depository receipts for these securities. Under normal market conditions, the majority of the Global All Cap Growth and
Value Fund’s portfolio will consist of common stocks, but it may maintain a portion of its assets in money market instruments and/or cash to provide for payment of Fund’s expenses and to meet redemption requests. The Global All Cap
Growth and Value Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant. The target allocations are 30% to the Large Cap Growth segment, 30% to the Large Cap Value segment, 20% to the Multi-Cap Growth segment and 20% to the International-ADR segment.

Large Cap Growth and Value Fund.    Large
Cap Growth and Value Fund has an investment objective of long-term capital growth. Under normal circumstances, the Large Cap Growth and Value Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in companies with large market capitalizations—those with total market capitalizations of $5 billion or more at the time of investment and related investments. This 80% investment policy may be changed by the Company’s Board of Directors on
60 days’ notice to shareholders. The Large Cap Growth and Value Fund normally invests approximately 50% of its total assets invested in equity securities of large capitalization companies in each fund segment, Large Cap Value and Large Cap
Growth. The Large Cap Growth and Value Fund does have the flexibility, however, to invest in companies with smaller market capitalizations. Under normal market conditions, the majority of the Large Cap Growth and Value Fund’s portfolio will consist of common stocks, but the Large Cap Growth and Value Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Large Cap Growth and Value Fund’s expenses and to meet redemption requests. The Large Cap Growth and Value Fund reserves the right, as a defensive measure, to hold any type of money market securities, short-term debt securities and cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant.

The Large Cap Growth and
Value Fund is a non-diversified fund.

Balanced All
Cap Growth and Value Fund.    The Balanced All Cap Growth and Value Fund has an investment objective balanced between long-term growth of capital and principal preservation. The Balanced All Cap Growth and Value Fund normally invests in all types of equity securities, including common stocks,

 preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds and depository receipts for these securities. Under normal market conditions, the majority of the Balanced All Cap Growth and Value Fund’s portfolio will consist of common stocks, but the Balanced All Cap Growth and Value Fund maintains at least 25% of its net assets in short-term to intermediate-term U.S. Treasury bills, notes, bonds and U.S. government agency securities with an average maturity of approximately 2.5 to 7 years, and the Balanced All Cap Growth and Value Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Balanced All Cap Growth and Value Fund’s expenses and to meet redemption requests. The Balanced All Cap Growth and Value Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant. The target allocations are 35% to each of the All Cap Growth and All Cap Value segments and 30% to the Fixed Income segment—Government Securities Management.

All Cap and International Fund.    The All Cap and International Fund has an investment objective of long-term growth of capital and income. The All Cap and International Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for these securities. The All Cap and International Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the All Cap and International Fund’s expenses and to meet redemption requests. The All Cap and International Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant. The target allocations are 40% to the All Cap Growth segment, 40% to the All Cap Value segment and 20% to the International segment.

EQUITY SECURITIES

Common Stocks.    Each Fund may purchase
common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks, Convertible Securities and Warrants.    Each Fund may invest in
convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.
Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. Warrants entitle the Funds to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs.    Each Fund may
invest in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”).

FOREIGN SECURITIES

Each Fund may invest in foreign securities only through American Depository Receipts (“ADRs”) or ordinary shares of non-U.S. companies traded in the U.S. markets. ADRs are receipts typically issued by an American bank or trust company representing underlying shares of foreign companies. ADRs are issued in registered form. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no such obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the
United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Funds may invest in ADRs through both sponsored and unsponsored arrangements.

The value of an ADR is
dependent upon the market price of an underlying foreign security. An ADR may trade at a premium to that price due to the ease of execution and the greater liquidity in U.S. markets. An ADR may trade at a discount to the market price of the underlying foreign security based on differences in the times U.S. and foreign markets are open and other factors.

The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For purposes of the
Funds’ investment policies, investments in depository receipts will be deemed to be investments in the underlying securities. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. These include differences in accounting, auditing and financial reporting standards and political instability which could affect U.S. investments in foreign countries. Many of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission (“SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The manager intends to limit the All Cap Growth and Value Fund’s and Balanced All Cap Growth and Value Fund’s investments in ADRs and ordinary shares of non-U.S. companies that trade in U.S. markets to 25% of each Fund’s assets.

The International—ADR segment of the Global All Cap Growth and Value Fund will, except as otherwise provided, invest at least 80% of its assets in ADRs or ordinary shares traded in U.S. markets of companies organized in, or governments of any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g.,
United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the manager may determine from time to time. Allocation of the Global All Cap Growth and Value Fund’s investments will depend upon the relative attractiveness of the international markets and particular issuers.
Concentration of the Global All Cap Growth and Value Fund’s assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

The International segment of the All Cap and International Fund invests in ADRs or ordinary shares traded in U.S. markets of foreign issuers primarily in developed countries and emphasizes investments in companies that pay dividends or repurchase their shares. The International segment of the All Cap and
International Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets. Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. Causeway determines where a company is located by referring either to its primary stock exchange listing, where it is registered or where its headquarters is located.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and for cash management purposes, each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. Each Fund may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

In lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, a Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund or the manager and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the borrower will be required to make payments to a Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement by a Fund to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Pursuant to an exemptive order issued by the SEC, each Fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities.
Securities that are collateral for repurchase agreements are financial assets subject to a Fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by a Fund and its agreement to repurchase the instrument at a specified time and price. Each Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. Each Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the seller.

Reverse repurchase agreements create opportunities for increased returns to the shareholders of a Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends a Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of a Fund will be less than if the reverse repurchase agreement had not been used.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, a Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

A Fund will at times maintain in a segregated account cash or liquid securities equal to the amount of the Fund’s when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the
Fund’s assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).

MONEY MARKET INSTRUMENTS

As stated in the Prospectuses, each Fund may invest for temporary defensive purposes, to pay expenses and/or meet redemption requests in any type of money market instruments and short-term debt securities or cash. Money market instruments in which the Funds may invest include: U.S. government securities;
certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit (“CDs”) are short-term
negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal
Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amounts of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches
of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations whose CDs may be
purchased by the Funds are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as a Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

DERIVATIVE CONTRACTS

Each Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.

Writing Covered
Call Options.    Each Fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price
(the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The manager and the Company believe that writing of covered call options is less risky than writing uncovered or “naked” options, which the Funds will not do.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund’s custodian.

The premium a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

A Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call
options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Fund.

Purchasing Put Options.    Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

A Fund may purchase a put option on an
underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security is eventually sold.

A Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when
purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call
Options.    Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A Fund may
also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund’s current return.

Stock
Index Options.    Each Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

Options on stock indexes are similar to options on
stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to the manager’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Each Fund will engage in stock index options transactions only when determined by the manager to be consistent with the Fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Stock Index, Interest Rate and Currency Futures Contracts.    Each Fund may enter into stock index, interest rate or
currency futures contracts as a hedge against changes in prevailing levels of market values, interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. Each Fund’s hedging may include holding futures as an offset against anticipated changes in market values, interest or currency exchange rates. Each Fund may also enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market value, interest rate and currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to a Fund.

Persons who trade in futures contracts may be broadly
classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

Each Fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Each Fund may also enter into futures transactions as a substitute for buying or selling securities or as a cash flow management technique.

“Margin” with respect to futures contracts is the amount that must be deposited by a Fund with a broker in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure a Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

If the price of an open
futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, a Fund will mark to market the current value of its open futures contracts. Each Fund expects to earn interest income on its margin deposits.

Options on Futures Contracts.    Options on futures contracts are similar to
options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As
an alternative to purchasing call and put options on futures, a Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above).
Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by a Fund, such Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Neither the Company nor any Fund will be a commodity pool. In addition, the manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a commodity pool operator under the rules of the Commodity Futures Trading Commission. The SEC staff takes the position that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Forward Currency Contracts, Options on Currency and Currency Swaps.    A forward currency contract is an obligation to
purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the use of cross-hedges by a
Fund, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges of a Fund and the movements in the exchange rates of the foreign currencies in which the assets of the Fund that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A Fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option gives a Fund, as purchaser, the right
(but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to a Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which a Fund anticipates purchasing securities.

The ability of a Fund to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (OTC) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Funds intend to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the
Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Each Fund
may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

Interest Rate Swaps, Caps and
Floors.    Among the hedging transactions into which a Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or segment of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Each Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party

 selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

Each Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the manager and each Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of the obligations of a Fund over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. Each Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and futures contracts and various combinations thereof continue to be developed and a Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

INDEX-RELATED SECURITIES

Each Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index
(“Equity Equivalents”). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s
Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund’s assets across a broad range of equity securities.

To the extent a Fund invests in
securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.

 These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Fund’s investments in such investment companies are subject to limitations under the
1940 Act and market availability.

The prices of
Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalents is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of Fund shares.

FIXED-INCOME SECURITIES

General.    Fixed-income securities may
be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by a Fund. The market value of the fixed-income obligations in which a Fund may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

U.S. Government Securities.    U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home
Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks,
Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Certain
U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”), are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Mortgage-related
Securities.    The Balanced All Cap Growth and Value Fund may invest in mortgage-related securities. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

The Balanced All Cap Growth and Value Fund may invest in
governmental or government-related mortgage-related securities. Governmental mortgage-related securities are backed by the full faith and credit of the U.S. government. GNMA, the principal guarantor of such securities, is a wholly owned U.S.
government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the Balanced All Cap Growth and Value Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Commercial Paper.    Commercial paper
consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. A Fund, therefore, may not invest in a master demand note, if, as a result, more than 15% of the value of the Fund’s total assets would be invested in such notes and other illiquid securities.

ILLIQUID SECURITIES

Each Fund may
invest up to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

RESTRICTED SECURITIES

Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). For that reason, each Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

LEVERAGING

Each Fund may from time to time leverage its investments by purchasing securities with borrowed money. Each Fund may borrow money only from banks and in an amount not to exceed 33 1/3% of the total value of its assets less liabilities. The amount of borrowings by a Fund also may be limited by availability and cost of credit and by restrictions imposed by the Federal Reserve Board. The Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, asset coverage of the Fund drops below 300%, the Fund must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the shares of the Fund to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the shares of the Fund to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the net investment income of the Fund in any given period.

SHORT SALES

Each Fund may sell securities short “against the box.” While a short sale is the sale of a security a Fund does not own, it is “against the box” if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

RISK
FACTORS

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value of each Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Portfolio
Turnover.    The investment policies of each Fund may result in its experiencing a greater portfolio turnover rate than investment companies that seek to produce income or to maintain a balanced investment position. Although the portfolio turnover rate of each segment cannot be predicted and will vary from year to year, it is possible that a Fund’s annual portfolio turnover rate may exceed 100%, but should not exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in a Fund were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of foreign governmental laws or restrictions. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign currencies directly. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. A Fund might have greater difficulty taking appropriate legal action in foreign courts.

Each Fund may invest in closed-end investment companies that concentrate their investments in the securities of a particular country. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for a Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund
(including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts a Fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which investments of a Fund are denominated relative to the U.S. dollar will affect the Fund’s net asset value.
Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy.

Derivative Instruments.    In accordance with its investment policies, a Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. An investment in a Fund also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk:    The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:    The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation
risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as a Fund are not readily marketable and are subject to the Fund’s restrictions on illiquid investments.

Correlation
risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a
Fund is reviewed and analyzed by the portfolio managers to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to a Fund.

Special Risks of Using Futures Contracts.    The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for equity securities, debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures
trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Where a Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other assets of the Fund.

Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with an amount of cash and liquid securities from the Fund equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation
permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Non-Diversified Classification (Large Cap Growth and Value Fund only). The Large Cap Growth and Value Fund is classified as a non-diversified fund under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets it may invest in the obligations of a single issuer. As a result, the Large Cap Growth and Value Fund may be subject to greater volatility with respect to its portfolio securities than funds that are more broadly diversified. Large Cap Growth and Value Fund intends to conduct its operations, however, so as to qualify as a “regulated investment company” (“RIC”)
for purposes of the Code, which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a RIC, the Large Cap Growth and Value Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted policies and procedures developed by
Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that includes the manager, with respect to the disclosure of a Fund’s portfolio securities and any ongoing arrangements to make available information about a Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s portfolio holdings is in the best interests of a Fund’s shareholders, and that any conflicts of interest between the interests of a Fund’s shareholders and those of SBFM or CGM or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or a Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio
holdings information that is not yet considered stale in a number of situations, including:

1. A Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include Fund holdings together with other securities) followed by the portfolio manager (without position sizes or identification of particular Funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction
(i.e., brokers and custodians).

5.
A Fund’s sector weightings, performance attribution (e.g. analysis of a Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons (as defined in the 1940 Act) of the Company (“Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the
policy, if information about a Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed at least annually by the Company’s Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Company’s Board at its next regularly scheduled meeting.

Currently, the Funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website,

www.citigroupam.com.

Set forth below are charts showing those parties with whom CAM, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, the Funds release their portfolio holdings to the following recipients:

Recipient (holdings)

Frequency

Delay before dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)

Daily

None

Institutional Shareholders Services (Proxy Voting Services)

As necessary

None

Bloomberg

Quarterly

25 Calendar days after Quarter End

Lipper

Quarterly

25 Calendar days after Quarter End

S&P

Quarterly

25 Calendar days after Quarter End

Morningstar

Quarterly

25 Calendar days after Quarter End

Vestek

Daily

None

Factset

Daily

None

As of April 1, 2005, the Funds may also release their portfolio holdings to the following recipients:

Recipient (holdings)

Frequency

Delay before dissemination

Baseline

Daily

None

Frank Russell

Monthly

1 Day

Callan

Quarterly

25 Days after Quarter End

Mercer

Quarterly

25 Days after Quarter End

EVestment Alliance

Quarterly

25 Days after Quarter End

CRA RogersCasey

Quarterly

25 Days after Quarter End

Cambridge Associates

Quarterly

25 Days after Quarter End

Marco Consulting

Quarterly

25 Days after Quarter End

Wilshire

Quarterly

25 Days after Quarter End

Informa Investment Services (Efron)

Quarterly

25 Days after Quarter End

CheckFree (Mobius)

Quarterly

25 Days after Quarter End

Nelsons Information

Quarterly

25 Days after Quarter End

Investors Tools

Daily

None

Advent

Daily

None

BARRA

Daily

None

Plexus

Quarterly

Sent the 1-3 business day following the end of a Quarter

Elkins/McSherry

Quarterly (Calendar)

Sent the first business day following the end of a Quarter

Quantitative Services Group

Daily

None

MASTER/FEEDER FUND STRUCTURE

The Company’s Board of Directors has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT RESTRICTIONS

The investment restrictions below and each Fund’s investment objective has been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of a Fund. “Majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

Under the investment restrictions adopted by the Company with respect to a Fund, a Fund will not:

1.  Invest more than 25% of its total
assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.  Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.  Make loans. This
restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies); or (d)
investing in real estate investment trust securities.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

Each Fund except All Cap and
International Fund may not:

7.  Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.

All Cap and International Fund may not:

8.  Invest in a manner
that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The business and affairs of each Fund is managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the Funds are employees of organizations that provide services to the Funds.

Name, Address and Year of Birth

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in the Fund Complex Overseen by Director

Other Directorships Held by Director

Independent Directors:

Paul R. Ades

Paul R. Ades, PLLC

181 West Main Street, Suite C

Babylon, NY 11702

Birth year: 1940

Director

Since 1994

Law Firm of Paul R. Ades, PLLC (since 2000); Partner in Law Firm of Murov & Ades, Esqs. (1976-2000)

16

None

Dwight B. Crane

Harvard Business School

Soldiers Field

Morgan Hall #375

Boston, MA 02163

Birth year: 1937

Director

Since 1981

Professor, Harvard Business School

48

None

Frank G. Hubbard

Avatar International Inc.

87 Whittredge Road

Summit, NJ 07901

Birth year: 1937

Director

Since 1993

President of Avatar International Inc. (business development) (since 1998)

16

None

Jerome H. Miller

c/o Smith Barney

Mutual Funds

125 Broad Street

New York, NY 10004

Birth year: 1937

Director

Since 1998

Retired

16

None

Ken Miller

Young Stuff Apparel Group Inc.

930 Fifth Avenue

New York, NY 10021

Birth year: 1942

Director

Since 1994

President of Young Stuff Apparel Group Inc. (since 1963)

16

None

*

Each Director and officer serves until his or her respective successor has been duly elected and qualified.

Name, Address and Year of Birth

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in the Fund Complex Overseen by Director

Other Directorships Held by Director

Interested Director:

R. Jay Gerken**

CAM

399 Park Avenue 4th Floor

New York, NY 10022

Birth year: 1951

Chairman, President and Chief Executive Officer

Since 2002

Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, portfolio manager, Smith Barney Growth and Income Fund (1994 - 2000) and Smith Barney Allocation Series, Inc. (1996 - 2001)

185

None

Executive Officers:

  Andrew B. Shoup   CAM   125 Broad Street, 11th Floor   New York, NY 10004   Birth year:
1956

Senior Vice President and Chief Administrative Officer

Since 2003

Director of CAM; Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from
2001 to 2003);

Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to
2000)

N/A

N/A

Valerie Bannon CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 31

Vice President and Investment Officer

Since 2004

Director of CGM: Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup

N/A

N/A

  Alan J. Blake   CAM   399 Park Avenue, 4th Floor   New York, NY 10022   Birth year:
1949

Vice President and Investment Officer

Since 1999

Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup

N/A

N/A

Ellen S. Cammer CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1954

Vice President and Investment Officer

Since 2004

Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup

N/A

N/A

Robert Feitler, Jr. CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 45

Vice President and Investment Officer

Since 2004

Director of CGM; Investment Officer of SBFM; officer of certain mutual funds associated with Citigroup

N/A

N/A

**

Mr. Gerken is an “interested person,” as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

Name, Address and Year of Birth

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in the Fund Complex Overseen by Director

Other Directorships Held by Director

Executive Officers:

  Richard A. Freeman   CAM   399 Park Avenue, 4th Floor   New York, NY 10022   Birth year:
1953

  Vice President and   Investment
Officer

Since 2000

Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup

N/A

N/A

  John Goode   CAM   One Sansome Street, 36th Floor   San Francisco, CA 94104   Birth
year: 1944

  Vice President and   Investment
Officer

Since 2004

Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup

N/A

N/A

  Peter J. Hable   CAM   One Sansome Street, 36th Floor   San Francisco, CA 94104   Birth
year: 1958

  Vice President and   Investment
Officer

Since 2004

Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup

N/A

N/A

Mark J. McAllister CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1962

  Vice President and   Investment
Officer

Since 2004

Managing Director of CGM; Investment Officer of SBFM; former Executive Vice President, JLW Capital Management Inc. (1998-1999); officer of certain mutual funds associated with
Citigroup

N/A

N/A

Kirstin Mobyed CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1969

  Vice President and   Investment
Officer

Since 2004

Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup

N/A

N/A

  Roger Paradiso   CAM   399 Park Avenue, 4th Floor   New York, NY 10022   Birth year:
1966

  Vice President and   Investment
Officer

Since 2004

Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup

N/A

N/A

  Jeffrey Russell, CFA   CAM   399 Park Avenue, 4th Floor   New York, NY 10022   Birth year:
1957

  Vice President and   Investment
Officer

Since 2000

Managing Director of CGM; Investment Officer of SBFM; officer of certain mutual funds associated with Citigroup

N/A

N/A

  Kaprel Ozsolak   CAM   125 Broad Street, 9th Floor   New York, NY 10004   Birth year:
1965

Chief Financial Officer and Treasurer

Since 2004

Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup

N/A

N/A

Name, Address and Year of Birth

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in the Fund Complex Overseen by Director

Other Directorships Held by Director

Executive Officers:

  Andrew Beagley   CGM   399 Park Avenue, 4th
Floor New York, NY 10022 Birth year: 1962

Chief Anti-Money Laundering Compliance Officer (since 2002) and Chief Compliance Officer (since 2004)

Since 2002

Director, CGM (since 2000); Director of Compliance, North America, Citigroup Asset Management (since 2000); Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management
(from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999).

N/A

N/A

  Robert I. Frenkel   CAM   300 First Stamford Place   4th Floor   Stamford, CT
06902 Birth year: 1954

Chief Legal Officer and Secretary

Since 2003

Managing Director and General Counsel, Global Mutual Funds for Citigroup Asset Management (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of certain mutual funds associated with Citigroup.

N/A

N/A

For the calendar year ended December 31, 2004, the Directors beneficially owned equity securities of the Funds they oversee within the dollar ranges presented in the table below:

Dollar Range of Equity Securities in Each Fund

  Aggregate Dollar Range of Equity Securities
In Registered Investment Companies Overseen by Director

Non-Interested Directors

All Cap Growth and Value Fund

Global All Cap Growth and Value Fund

Large Cap Growth and Value Fund

Balanced All Cap Growth and Value Fund

All Cap and International Fund

Paul R. Ades

None

None

None

None

None

Over $100,000

Dwight B. Crane

None

None

None

None

None

Over $100,000

Frank G. Hubbard

None

None

None

None

None

$10,001-$50,000

Jerome H. Miller

None

None

None

None

None

Over $100,000

Ken Miller

None

None

None

None

None

Over $100,000

Interested Director

R. Jay Gerken

None

None

None

None

None

Over $100,000

As of December 31, 2004, none of the above Independent Directors or their immediate family members owned beneficially or of record any securities of the adviser or principal underwriters of the Funds, or in a person
(other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Funds.

The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating
Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. The Audit Committee oversees the scope of each Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Company’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to a Fund’s operations and financial reporting. The Audit Committee met four times during the Funds’ last fiscal year.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of
Directors. The Nominating Committee will consider nominees recommended by a Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The
Nominating Committee did not meet during the Funds’ last fiscal year.

No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $30,600 per annum plus $3,500 per meeting attended, $100 per telephone meeting attended and reimburses travel and out-of-pocket expenses. Each Fund pays a pro rata share of
Director fees based upon asset size. During the calendar year ended December 31, 2004 such expenses totaled $6,096. The Directors of the Company were paid the following compensation by the Funds for the fiscal year ended April 30, 2005 and by the
Fund Complex for the calendar year ended December 31, 2004:

Aggregate Compensation From Each Fund Fiscal Year Ended 4/30/05

Non-Interested Directors

All Cap Growth and Value Fund

Global All Cap Growth and Value Fund

Large Cap Growth and Value Fund

Balanced All Cap Growth and Value Fund

All Cap and International Fund

Total Pension or Retirement Benefits Paid as Part of Fund Expenses

Total Compensation from Fund Complex Paid to Directors in Calendar Year Ending 12/31/04

Number of Portfolios in Fund Complex Served by Director

Paul R. Ades

$
7,325

$
5,124

$
5,937

$
1,655

NA

$
0

$
94,838

16

Dwight B. Crane

$
5,301

$
3,200

$
4,013

$
1,276

NA

$
0

$
215,288

48

Frank G. Hubbard

$
5,728

$
3,527

$
4,340

$
1,247

NA

$
0

$
73,438

16

Jerome Miller

$
5,350

$
3,149

$
3,962

$
1,247

NA

$
0

$
68,638

16

Ken Miller

$
5,728

$
3,527

$
4,340

$
1,247

NA

$
0

$
73,438

16

Interested Directors

R. Jay Gerken(1)

NA

NA

$
0

$
0

185

(1)

Mr. Gerken is not compensated for his service as a Director because of his affiliation with the manager.

During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $61,469 in compensation from the Fund Complex for the calendar year ended December 31, 2004.

As of August 9, 2005, the Directors and officers of the Company as a group owned less than 1% of the outstanding common stock of each Fund.

As of August 9, 2005, the following shareholders or “groups” (as such term is defined in
Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of the following classes:

Class

Percent

Name

Address

All Cap Growth and Value Fund — Class A

14%

PFPC Brokerage Services

FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406

All Cap Growth and Value Fund — Class B

7%

PFPC Brokerage Services

  FBO Primerica Financial Services   211 South
Gulph Road King of Prussia, PA 19406

Large Cap Growth and Value Fund — Class A

5%

PFPC Brokerage Services

  FBO Primerica Financial Services   211 South
Gulph Road King of Prussia, PA 19406

Global All Cap Growth and Value Fund — Class A

23%

PFPC Brokerage Services

  FBO Primerica Financial Services   211 South
Gulph Road King of Prussia, PA 19406

Global All Cap Growth and Value Fund — Class B

12%

PFPC Brokerage Services

  FBO Primerica Financial Services   211 South
Gulph Road King of Prussia, PA 19406

Global All Cap Growth and Value Fund — Class Y

100%

Smith Barney Multiple Discipline Portfolio 1

  2 World Financial Center   235 Liberty Street,
24th Floor   New
York, NY 10281-1024

Balanced All Cap Growth and Value Fund — Class A

34%

PFPC Brokerage Services

  FBO Primerica Financial Services   211 South
Gulph Road King of Prussia, PA 19406

Balanced All Cap Growth and Value Fund — Class A

6%

Mary A. Winston

Montclair, NJ 07042-1909

Balanced All Cap Growth and Value Fund — Class B

13%

PFPC Brokerage Services

  FBO Primerica Financial Services   211 South
Gulph Road King of Prussia, PA 19406

Balanced All Cap Growth and Value Fund — Class Y

100%

Smith Barney Multiple Discipline Portfolio 2

  2 World Financial Center   235 Liberty Street,
24th Floor   New
York, NY 10281-1024

All Cap and International Fund — Class A

6%

Mr. Subhas Khara

  Priti S Khara TTEE   U/A/D
11-14-1996   FBO Khara FAM Trust   Brea, CA
92821-3104

All Cap and International Fund — Class B

8%

Britt B A Ewen

Ridgewood, NJ 07450-2346

All Cap and International Fund — Class Y

100%

Salomon Brothers Holding Co.

  399 Park Avenue   New York, NY
10022-4614

INVESTMENT MANAGEMENT AND OTHER SERVICES

SBFM serves as investment manager to each Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Company that was most recently approved by the Board of
Directors, including a majority of the Independent Directors, on July 14, 2005 (the Investment Management Agreement was approved on January 27, 2005 for the All Cap and International Fund). SBFM is an affiliate of CGM and is an indirect, wholly owned subsidiary of Citigroup. Subject to the supervision and direction of the Company’s Board of Directors, the manager manages each Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The manager pays the salary of any officer and employee who is employed by both it and the Fund. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the Fund’s operations; (b) supplies the Fund with office facilities (which may be in SBFM’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the
Fund, (ii) applicable deferred sales charges (“Deferred Sales Charges”) and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

Each Fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the
Company who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the Company.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2005 of approximately $111.1 billion.

As compensation for investment management services, the All Cap Growth and Value Fund pays the manager a fee computed daily and paid monthly at the annual rate of

0.75% of the All Cap Growth and Value Fund’s average daily net assets. For the fiscal years ended April 30, 2003, 2004 and 2005, the All Cap Growth and Value Fund incurred $2,102,788, $2,036,490 and
$2,771,069, respectively, in management fees.

As compensation for investment management services, the Global All Cap Growth and Value Fund pays the manager a fee computed daily and paid monthly at the annual rate of

0.75% of the Global All Cap Growth and Value Fund’s average daily net assets. Prior to January 21, 2004, the Fund paid the manager a fee at the annual rate of 0.80% of its net assets. For the fiscal years ended
April 30, 2003, 2004 and 2005, the Fund incurred $633,406, $611,334 and $877,342, respectively, in management fees.

As compensation for investment management services, the Large Cap Growth and Value Fund pays the manager a fee computed daily and paid monthly at the annual rate of

0.75% of the Large Cap Growth and Value Fund’s average daily net assets. For the fiscal years ended April 30, 2003, 2004 and 2005, the Fund incurred $2,112,600, $1,837,233 and $1,600,697, respectively, in management fees.

As compensation for investment management services, the Balanced All Cap Growth and Value Fund pays the manager a fee computed daily and paid monthly at the annual rate of

0.75% of the Balanced All Cap Growth and Value Fund’s average daily net assets. For the fiscal period from August 28, 2004 through April 30, 2005, the Balanced All Cap Growth and Value Fund incurred $63,051 in management fees.

As compensation for investment management services, the All Cap and International Fund pays the manager a fee computed daily and paid monthly on the All Cap and International Fund’s average daily net assets, according to the following schedule:

Average Daily Net Assets of the Fund

Rate of Management Fee Paid by the Fund to SBFM

  Up to $

1 billion

0.750
%

  In excess of $1 billion up to $

2 billion

0.725
%

  In excess of $2 billion up to $

5 billion

0.700
%

  In excess of $5 billion up to $

10 billion

0.675
%

  In

excess of $10 billion

0.650
%

For the fiscal period from April 1, 2005 through April 30, 2005, the All Cap and International Fund incurred $1,246 in management fees.

The Investment Management Agreement for each Fund will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Company’s Board or (b) by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Company’s Board with such Independent Directors casting votes in person at a meeting called for such purpose. The Investment Management Agreements for Balanced All Cap Growth and Value
Fund and All Cap and International Fund have an initial term of two years and continue in effect from year to year thereafter, provided they are approved at least annually in the manner noted above. Each Fund or the manager may terminate the
Investment Management Agreement on 60 days’ written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Causeway Capital Management LLC (“Causeway”), located at
11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025, serves as sub-investment adviser to the All Cap and International Fund pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) that was most recently approved by the Board of Directors, including a majority of the Independent Directors, on January 27, 2005. Causeway determines the securities and other investments (except cash and cash equivalents) to be purchased, held or sold for the All Cap and
International Fund’s International segment under the oversight of the manager and the Board. Causeway receives a fee from the manager, not the All Cap and International Fund, for its services, computed daily and paid monthly on the All Cap and
International Fund’s average daily net assets allocated to the International segment, according to the following schedule:

Average Daily Net Assets of the Fund

Rate of Sub-Advisory Fee Paid by SBFM to Causeway

Up to $1 billion

0.400
%

In excess of $1 billion up to $2 billion

0.375
%

In excess of $2 billion up to $5 billion

0.350
%

In excess of $5 billion up to $10 billion

0.325
%

In excess of $10 billion

0.300
%

For the fiscal period from April 1, 2005 through April 30, 2005, the manager did not pay Causeway sub-advisory fees.

Under the Sub-Advisory Agreement, Causeway determines the securities and other investments (except cash and cash equivalents) to be purchased, held or sold for the International segment; provides a model portfolio for the segment to be followed by the manager in placing purchase and sale orders for the International segment; and

 employs professional portfolio managers and securities analysts who provide investment advisory and research services to the International segment. Causeway instructs the manager with respect to purchase and sale transactions, proxy voting and corporate action elections for securities held in the International segment. Causeway will bear all expenses in connection with the performance of its services under the Sub-Advisory Agreement.

The Sub-Advisory Agreement between the manager and Causeway has an initial term of two years and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Company’s Board or by a majority of the outstanding voting securities of the All Cap and International Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the
Company’s Board with such Independent Directors casting votes in person at a meeting called for such purpose. The manager may terminate the Sub-Advisory Agreement on 180 days’ written notice, unless there has been a material breach of any of the provisions of the Sub-Advisory Agreement by Causeway, in which case the Agreement is terminable on 60 days’ written notice. The All Cap and International Fund or Causeway may terminate the Sub-Advisory Agreement on 60 days’
written notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Board Approval of Investment Management Agreement

All Cap Growth and Value Fund, Global All Cap Growth and Value Fund, Large Cap Growth and Value Fund and Balanced All Cap Growth and Value Fund

At a meeting held on July 14, 2005, the
Board of Directors of the Company considered the continuation of the Investment Management Agreements for the above-referenced Funds for another year.

All Cap Growth and Value Fund.    The Board of Directors, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the All Cap Growth and Value Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund. The Board compared the fees charged by the manager to the Fund to those charged by the manager to other funds and clients with similar investment objectives and policies as the Fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the Fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the Fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the Fund had performed below the median of its performance universe for the periods presented, acknowledging that the Fund’s portfolio management team and strategies had changed in late January, 2004. The Board also reviewed the expenses incurred by the manager and the profitability to the manager and its affiliates of their services to the Fund. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. In analyzing the expenses incurred by the manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates as well as the benefits derived by the manager and its affiliates from the relationship with the Fund. After discussion with the Board, the manager offered to institute fee breakpoints effective October 1, 2005, acknowledging that that the Fund is not yet large enough to realize the benefits of the breakpoints. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on any benefits of economies of scale to the Fund.

Global All Cap
Growth and Value Fund.    The Board of Directors, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Global All Cap Growth and Value Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund.

 The Board compared the fees charged by the manager to the Fund to those charged by the manager to other funds and clients with similar investment objectives and policies as the Fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the Fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the Fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the fund had performed below the median of its performance universe for the periods presented, acknowledging that the Fund’s portfolio management team and strategies had changed in late January, 2004. The Board also reviewed the expenses incurred by the manager and the profitability to the manager and its affiliates of their services to the Fund. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. In analyzing the expenses incurred by the manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates as well as the benefits derived by the manager and its affiliates from the relationship with the Fund. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on any benefits of economies of scale to the Fund.

Large Cap Growth and Value Fund.    The Board of Directors, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Large Cap Growth and Value Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund. The Board compared the fees charged by the manager to the Fund to those charged by the manager to other funds and clients with similar investment objectives and policies as the Fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the Fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the Fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the fund had performed below the median of its performance universe for the periods presented, acknowledging that the Fund’s portfolio management team and strategies had changed in late January, 2004. The Board also reviewed the expenses incurred by the manager and the profitability to the manager and its affiliates of their services to the Fund. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. In analyzing the expenses incurred by the manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates as well as the benefits derived by the manager and its affiliates from the relationship with the Fund. After discussion with the Board, the manager offered to institute fee breakpoints effective October 1, 2005, acknowledging that the Fund is not yet large enough to realize the benefits of the new fee schedule. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on any benefits of economies of scale to the Fund.

Balanced All Cap
Growth and Value Fund.    The Board of Directors, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Balanced All Cap Growth and Value Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund. The Board compared the fees charged by the manager to the
Fund to those charged by the manager to other funds and clients with similar investment objectives and policies as the Fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the Fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the Fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the fund had performed below the median of its performance universe for the period presented, acknowledging that the Fund commenced operations in August 2004. The Board also reviewed the expenses incurred by the manager and the profitability to the manager and its affiliates of their services to the Fund. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. In analyzing the expenses incurred by the manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates as well as the benefits derived by the manager and its affiliates from the relationship with the Fund. After discussion with the Board, the manager offered to institute fee breakpoints effective October 1, 2005, acknowledging that the Fund is not yet large enough to realize the benefits of the new fee schedule. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on any benefits of economies of scale to the Fund.

*  *  *  *

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment
Management Agreement with respect to each Fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Company, the investment adviser, the investment sub-adviser for All Cap and International Fund and the principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Company, its investment adviser, the investment sub-adviser and the principal underwriters are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Board members may not agree with particular policies or votes by the Funds’ manager, the Board of Directors has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision-making process.

Attached as Appendix A are summaries of the guidelines that each Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that a Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of a Fund or the manager on the other. These summaries of the guidelines give a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a
Fund’s investment objectives. The manager of the All Cap and International Fund votes proxies of securities in the International segment as instructed by Causeway pursuant to Causeway’s proxy voting policies and procedures, which are also included in Appendix A. Information on how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. The Independent Directors have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New
York, New York 10038-4982, to serve as their legal counsel.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected as the Funds’ independent registered public accounting firm to render an opinion on the Funds’
financial statements for the fiscal year ending April 30, 2006.

Custodian and Transfer Agent

State Street Bank and Trust Company (the “custodian”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Funds. Under its agreement with the Company on behalf of the Funds, the custodian holds each Fund’s portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of each Fund are held under bank custodianship in compliance with the 1940 Act.

Citicorp Trust Bank, fsb (the “transfer agent”), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Funds. For the years ended April
30, 2003, April 30, 2004 and April 30, 2005, the All Cap Growth and Value Fund paid $284,875, $272,264 and $331,177, respectively, in transfer agency fees. For the years ended April 30, 2003, April 30, 2004 and April 30, 2005, the Global All Cap
Growth and Value Fund paid $80,439, $78,190 and $101,665, respectively, in transfer agency fees. For the years ended April 30, 2003, April 30, 2004 and April 30, 2005, the Large Cap Growth and Value Fund paid $286,435, $246,808 and $201,569, respectively, in transfer agency fees. For the period ended April 30, 2005, the Balanced All Cap Growth and Value Fund paid $3,748 in transfer agency fees. For the period ended April 30, 2005, the All Cap and International Fund did not pay any
transfer agency fees.

PFPC Inc. (the “sub-transfer agent”), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the sub-transfer agent to the Funds to render certain shareholder record-keeping and accounting services.

Each Fund except All Cap and International Fund has also engaged the services of Primerica Shareholder Services, whose address is P.O. Box 9662, Providence, Rhode Island
02940-9662, as a sub-transfer agent for PFS Accounts.

Distributors

CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Funds’ distributor pursuant to a written agreement dated June 5, 2000 (the “Distribution Agreement”), which was most recently approved by the Company’s Board of Directors, including a majority of the Independent Directors, with respect to the Funds on July 14, 2005 (and on January 27, 2005 for the All Cap and International Fund).

PFS Distributors Inc. (“PFS”), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, also serves as the distributor for each Fund except the All Cap and International Fund, pursuant to a separate written agreement dated June 5, 2000 (the “PFS Distribution Agreement”), which was most recently approved by the Company’s Board of Directors, including a majority of the Independent Directors, on July 14, 2005.

CGM and PFS may be deemed to be underwriters for purposes of the 1933 Act.

Initial Sales Charges

The aggregate dollar amount of commissions on Class A and Class C shares received by CGM and its affiliates were as follows:

Class A Shares

Fiscal Year or Period Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

All Cap Growth and Value Fund

$
1,368,000
*

$
549,000
*

$
106,742
*

Global All Cap Growth and Value Fund

$
564,000
**

$
250,000
**

$
24,073
**

Large Cap Growth and Value Fund

$
139,000
***

$
65,000
***

$
29,385
***

Balanced All Cap Growth and Value Fund

$
292,000
****†

N/A

N/A

All Cap and International Fund

$
21,000
*††

N/A

N/A

*

The following amounts were paid to PFS and/or PFSI: $249,132, $51,043 and $38,742, respectively.

**

The following amounts were paid to PFS and/or PFSI: $174,050, $21,263 and $11,073, respectively.

***

The following amounts were paid to PFS and/or PFSI: $55,320, 6,320 and $4,385, respectively.

****

The following amount was paid to PFS and/or PFSI: $84,313.

†

For the period from August 28, 2004 through April 30, 2005.

††

For the period from April 1, 2005 through April 30, 2005.

Class C Shares

Fiscal Year or Period Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

All Cap Growth and Value Fund

N/A

$
63,000

$
47,000

Global All Cap Growth and Value Fund

N/A

$
9,000

$
3,000

Large Cap Growth and Value Fund

N/A

$
9,000

$
12,000

Balanced All Cap Growth and Value Fund

N/A
*

N/A

N/A

All Cap and International Fund

N/A
**

N/A

N/A

*

For the period from August 28, 2004 through April 30, 2005.

**

For the period from April 1, 2005 through April 30, 2005.

Deferred Sales Charges

Class A Shares

Fiscal Year or Period Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

All Cap Growth and Value Fund

$
0

$
0

$
0

Global All Cap Growth and Value Fund

$
0
***

$
0

$
0

Large Cap Growth and Value Fund

$
0

$
0

$
0

Balanced All Cap Growth and Value Fund

$
0
*

N/A

N/A

All Cap and International Fund

$
0
**

N/A

N/A

*

For the period from August 28, 2004 through April 30, 2005.

**

For the period from April 1, 2005 through April 30, 2005.

***

Amount represents less than $100.

Class B Shares

Fiscal Year Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

All Cap Growth and Value Fund

$
171,000
*

$
119,000
*

$
229,280
*

Global All Cap Growth and Value Fund

$
51,000
**

$
29,000
**

$
53,600
***

Large Cap Growth and Value Fund

$
77,000
***

$
192,000
***

$
460,861
***

Balanced All Cap Growth and Value Fund

$
5,000
****†

N/A

N/A

All Cap and International Fund

$
0
††

N/A

N/A

*

The following amounts were paid to PFS and/or PFSI: $10,428, $7,433 and $6,280, respectively.

**

The following amounts were paid to PFS and/or PFSI: $7,166, $3,578 and $2,600, respectively.

***

The following amounts were paid to PFS and/or PFSI: $3,242, $2,099 and $1,861, respectively.

****

The following amount was paid to PFS and/or PFSI: $104 through April 30, 2005.

†

For the period from August 28, 2004 through April 30, 2005.

††

For the period from April 1, 2005 through April 30, 2005.

Class C Shares

Fiscal Year Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

All Cap Growth and Value Fund

$
47,000

$
3,000

$
8,000

Global All Cap Growth and Value Fund

$
13,000

$
0

$
0

Large Cap Growth and Value Fund

$
2,000

$
0

$
1,000

Balanced All Cap Growth and Value Fund

$
2,000
*

N/A

N/A

All Cap and International Fund

$
0
**

N/A

N/A

*

For the period from August 28, 2004 through April 30, 2005.

**

For the period from April 1, 2005 through April 30, 2005.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and CGM may benefit from the temporary use of the funds. The Company’s Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.

Distribution Arrangements

To compensate CGM (for all Funds) and PFSI (for all Funds except the All Cap and International Fund) for the services they provide and for the expenses they bear under the Distribution Agreements, the Company has adopted services and distribution plans (the “Plans”) pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFSI are
Class A shares and Class B shares. Under the Plans, CGM is paid a fee with respect to shares of the Funds sold through CGM, and PFSI is paid a fee with respect to shares of the Funds sold through PFSI. Under the Plans, each Fund pays CGM or PFSI
(who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of

0.25% of the value of the Fund’s average daily net assets attributable to the Class A, Class B and Class C shares. In addition, each Fund pays CGM a fee with respect to the Class B and Class C shares (and each
Fund except All Cap and International Fund pays PFSI a fee with respect to Class B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Smith Barney Financial Consultants, PFSI Registered Representatives, and other persons who provide support services in connection with the distribution of shares; and indirect and overhead costs of CGM and PFSI associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class C distribution fee is calculated at the annual rate of

0.75% of the value of the Fund’s average daily net assets attributable to the shares of the respective Class.

The following service and distribution fees were incurred by the Funds pursuant to the Plans during the years indicated:

All Cap Growth and Value Fund

Fiscal Year Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

Class A

$
178,878

$
77,049

$
68,865

Class B

$
692,685

$
452,224

$
444,363

Class C

$
2,270,436

$
1,954,899

$
2,083,891

Global All Cap Growth and Value Fund

Fiscal Year Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

Class A

$
70,172

$
21,561

$
19,507

Class B

$
204,889

$
122,395

$
110,105

Class C

$
656,437

$
570,601

$
603,626

Large Cap Growth and Value Fund

Fiscal Year Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

Class A

$
133,813

$
142,157

$
156,132

Class B

$
920,874

$
1,101,599

$
1,285,247

Class C

$
678,137

$
779,418

$
907,027

Balanced All Cap Growth and Value Fund

Fiscal Period* Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

Class A

$
9,000

N/A

N/A

Class B

$
19,774

N/A

N/A

Class C

$
19,670

N/A

N/A

* For the period August 28, 2004 through April 30, 2005.

All Cap and International Fund

Fiscal Period* Ended April 30, 2005

Fiscal Year Ended April 30, 2004

Fiscal Year Ended April 30, 2003

Class A

$
109

N/A

N/A

Class B

$
238

N/A

N/A

Class C

$
764

N/A

N/A

* For the period April 1, 2005 through April 30, 2005.

PFSI, for each Fund except All Cap and International Fund, and CGM each will pay for the printing, at printer’s overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plans and may be paid from amounts received by CGM from the Funds under the
Plans.

For the fiscal year or period ended April 30,
2005, CGM incurred the following distribution expenses with respect to the Funds:

Smith Barney Financial Consultants Compensation

Branch Expenses

Advertising Expenses

Printing and Mailing Expenses

All Cap Growth and Value Fund

$
1,388,770

$
1,094,679

$
294,123

$
14,162

Global All Cap Growth and Value Fund

$
423,826

$
302,312

$
91,106

$
5,153

Large Cap Growth and Value Fund

$
760,918

$
331,789

$
22,372

$
6,827

Balanced All Cap Growth and Value Fund

$
36,604

$
28,039

$
20,192

$
8,766

All Cap and International Fund

$
0

$
0

$
0

$
0

Under their terms, the Plans continue in effect from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. The Plans may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plans also must be approved by the Directors, including all of the Independent Directors, in the manner described above. The Plans may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plans, CGM (for all Funds) and PFSI (for all Funds except All
Cap and International Fund) will provide the Board of Directors with periodic reports of amounts expended under the Plans and the purposes for which such expenditures were made.

PORTFOLIO MANAGERS

The
following tables set forth certain additional information with respect to the Coordinating Portfolio Managers and Segment Managers for the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Coordinating Portfolio Managers and Segment Managers

The table below identifies the coordinating
portfolio managers and segment managers, the number of accounts (other than the Funds) for which each coordinating portfolio manager and segment manager has day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Managers

Registered Investment Companies

Other Pooled Investment Vehicles

Other Accounts

Coordinating Portfolio Managers

Roger Paradiso

11 other registered investment companies with $1.72 billion in total assets under management

N/A

196,616 other accounts with $52.71 billion in total assets under management

Kirstin Mobyed

8 other registered investment companies with $1.12 billion in total assets under management

N/A

N/A

Segment Managers

Valerie Bannon

  1 other registered   investment company
 with $0.1 billion in total   assets under
management

N/A

  7,453 other accounts   with $1.6 billion in
total assets under management

Alan J. Blake

16 other registered investment companies with $6.06 billion in total assets under management

3 other pooled investment vehicles with $0.4 billion in total assets under management

131,381 other accounts with $14.5 billion in total assets under management

Ellen S. Cammer

  3 other registered   investment
companies   with $0.1 billion in total   assets under
management

N/A

  21,018 other accounts   with $5.8 billion in
total assets under management

Robert Feitler, Jr.

  17 other registered   investment
companies   with $9.2 billion in total   assets under
management

  2 other pooled investment   vehicles with $0.2
billion in total assets under management

  29,782 other accounts   with $5.4 billion in
total assets under management

Richard A. Freeman

13 other registered investment companies with $10.3 billion in total assets under management

2 other pooled investment vehicles with $0.3 billion in total assets under management

120,760 other accounts with $9.3 billion in total assets under management

John Goode

21 other registered investment companies with $10.3 billion in total assets under management

2 other pooled investment vehicles with $0.4 billion in total assets under management

90,111 other accounts with $13.3 billion in total assets under management

Peter J. Hable

21 other registered investment companies with $10.3 billion in total assets under management

2 other pooled investment vehicles with $0.4 billion in total assets under management

90,111 other accounts with $13.3 billion in total assets under management

Mark McAllister

  17 other registered   investment
companies   with $9.2 billion in total   assets under
management

  2 other pooled investment   vehicles with $0.2
billion in total assets under management

  29,782 other accounts   with $5.4 billion in
total assets under management

Jeffrey Russell

  4 other registered   investment
companies   with $0.5 billion in total   assets under
management

  2 other pooled investment   vehicles with $0.1
billion in total assets under management

  11,925 other accounts   with $1.0 billion in
total assets under management

Portfolio Managers

Registered Investment Companies

Other Pooled Investment Vehicles

Other Accounts

Sarah H. Ketterer*

3 registered investment companies with $4.506 billion in total assets under management

7 other pooled investment vehicles with $1.338 billion in total assets under management

64 other accounts with $6.610 billion in total assets under management, of which 2 accounts with $578 billion in total assets under management have fees based on performance

Harry W. Hartford*

  3 registered investment   companies with
$4.506   billion in total assets   under
management

  7 other pooled investment   vehicles with $1.338
billion in total assets under management

  66 other accounts with   $6.616 billion in total
assets under management, of which 2 accounts with $578 million in total assets under management have fees based on performance

James A. Doyle*

  3 registered investment   companies with
$4.506 billion in total assets under management

  7 other pooled investment   vehicles with $1.338
billion in total assets under management

  67 other accounts with   $6.611 billion in total
assets under management, of which 2 accounts with $578 million in total assets under management have fees based on performance

Jonathan P. Eng*

  3 registered investment   companies with
$4.506   billion in total assets   under
management

  7 other pooled investment   vehicles with $1.338
billion in total assets under management

  62 other accounts with   $6.611 billion in total
assets under management, of which 2 accounts with $578 million in total assets under management have fees based on performance

*

Information as of April 30, 2005.

Compensation of Portfolio Managers by the Manager

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Compensation Plan”) for its investment professionals, including each Fund’s Coordinating Portfolio Managers and the Segment Managers employed by the manager. Each investment professional works as a part of an investment team. The Compensation Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Compensation Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to
reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment
professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Material Conflicts of Interest

Material conflicts of interest may arise when a Fund’s Coordinating Portfolio Managers and Segment Managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the Coordinating Portfolio Managers and Segment Managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and
Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a
limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing
Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others.
Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the Coordinating Portfolio Managers’ and/or Segment Managers’
compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), such managers might be motivated to help certain funds and/or accounts over others. A
Coordinating Portfolio Manager and/or Segment Manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the Coordinating Portfolio Manager’s or Segment Manager’s performance record or to derive other rewards, financial or otherwise, could influence such portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit such portfolio manager.

Related Business Opportunities.    The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a Coordinating Portfolio Manager or Segment Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

The manager and the Funds have adopted
compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.

CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Compensation of Segment Managers by the Subadviser of All Cap and International
Fund

Ms. Ketterer and Mr. Hartford receive
annual salaries and are entitled, as controlling owners of Causeway, to distributions of the firm’s profits based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle and Eng receive salary, incentive compensation and distributions of Causeway’s profits based on their minority ownership interests. Incentive compensation is paid in the discretion of Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and incentive compensation is not based on the specific performance of any single account. The following factors are among those considered in determining incentive compensation for Messrs. Doyle and Eng: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

Material Conflicts of Interest

The portfolio managers at Causeway who manage the All Cap and International Fund’s International segment also provide investment management services to other accounts, including corporate, pension, public, Taft-Hartley, endowment and foundation, mutual fund, charitable, private trust, wrap fee programs and other institutional clients and individuals. In managing these accounts, the portfolio managers employ an investment strategy similar to that used in managing the International segment, except that the International segment invests primarily in ADRs and Causeway’s other accounts invest primarily in ordinary shares. The portfolio managers provide investment instructions regarding companies in which the International segment invests, which companies are also recommended to Causeway’s other accounts. Certain of these other accounts pay management fee rates higher than the subadvisory fee paid by the manager to Causeway and certain of these accounts pay performance-based fees to Causeway. The portfolio managers have personal investments in Causeway International Value
Fund, a mutual fund managed by Causeway, and one portfolio manager has a personal investment in a private investment company or “hedge fund” managed by Causeway (although no portfolio manager of the International segment is a portfolio manager of the hedge fund). Each portfolio manager owns equity in Causeway, and Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway’s equity. Causeway has written compliance policies and procedures, including policies and procedures to seek to ensure fair and equitable allocation of investment opportunities and trade allocations among all client accounts, and a Code of Ethics which are designed to address conflicts of interest in connection with the management of client accounts.

Portfolio Manager Securities Ownership

Dollar Range of Equity Securities in Each Fund

All Cap Growth and Value Fund

Global All Cap Growth and Value Fund

Large Cap Growth and Value Fund

Balanced All Cap Growth and Value Fund

All Cap and International Fund

Valerie Bannon

*

*

*

0

*

Alan J. Blake

0

0

$10,001-$50,000

0

0

Ellen S. Cammer

*

*

*

0

*

Robert Feitler, Jr.

*

0

0

*

*

Richard Freeman

0

0

*

0

0

John Goode

$10,001-$50,000

*

*

0

0

Peter J. Hable

0

*

*

0

0

Mark McAllister

*

0

0

*

*

Jeffrey Russell

*

0

*

*

*

Sarah H. Ketterer

*

*

*

*

0

Harry W. Hartford

*

*

*

*

0

James A. Joyle

*

*

*

*

0

Jonathan P. Eng

*

*

*

*

0

*

Individual does not serve as the Fund’s portfolio manager.

PORTFOLIO TRANSACTIONS

The manager arranges for the purchase and sale of each Fund’s securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause a Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/ or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

Decisions to buy and sell securities for a Fund are made by the manager, subject to the overall supervision and review of the Company’s Board of Directors. In the case of All Cap and International Fund, Causeway instructs the manager with respect to the purchase and sale of securities for the International segment. Portfolio securities transactions for the
Funds are effected by the manager.

Transactions on
stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are

 transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The manager may effect purchase and sale transactions
in ADRs for the International segment of All Cap and International Fund through broker-dealers that facilitate investment in ADRs through transactions in an issuer’s ordinary shares in markets outside the U.S. and the conversion of such shares into ADRs. These transactions typically involve currency transactions, ADR conversion and related costs and charges that are reflected in a net price paid or received by the Fund.

In executing portfolio transactions and selecting brokers or dealers, it is each Fund’s policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager receives research, statistical and quotation services from several broker-dealers with which it places a Fund’s portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. Conversely, a Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager’s fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company’s Board of Directors, in its discretion, may authorize the manager to cause a Fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by a Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year or period ended April 30, 2005, the following Funds directed brokerage transactions because of research services provided as follows:

Total Brokerage Commissions Directed for Research Services

Amount of Related Transactions Involving Commissions Paid to Brokers

All Cap Growth and Value Fund

$
66,869

$
21,458,587

Large Cap Growth and Value Fund

$
12,619

$
7,499,650

Global All Cap Growth and Value Fund

$
11,530

$
5,153,159

Balanced All Cap Growth and Value Fund

$
267

$
127,452

All Cap and International Fund

N/A

N/A

Each Fund has paid the following in brokerage commissions for portfolio transactions:

All Cap Growth and Value Fund

Fiscal Year Ended April 30

Total Brokerage Commissions

Commissions Paid to CGM and Affiliates

% of Total Brokerage Commissions Paid to CGM and Affiliates

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates

2003

$

636,343

$
21,933

3.45
%

2.68
%

2004

$

580,000
*

$
8,960

1.54
%

1.08
%

2005

$

258,775
*

$
0

0
%

0
%

*

The decrease in total brokerage commissions is due to the change in the Fund’s investment policies that became effective on January 21, 2004.

Large Cap Growth and Value Fund

Fiscal Year Ended April 30

Total Brokerage Commissions

Commissions Paid to CGM and Affiliates

% of Total Brokerage Commissions Paid to CGM and Affiliates

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates

2003

$

915,186

$
15,740

1.72
%

2.45
%

2004

$

352,885
*

$
17,423

4.94
%

1.88
%

2005

$

142,480

$
0

0
%

0
%

*

The decrease in total brokerage is due to a change in the methodology for executing the Fund’s portfolio transactions.

Global All Cap Growth and Value Fund

Fiscal Year Ended April 30

Total Brokerage Commissions

Commissions Paid to CGM and Affiliates

% of Total Brokerage Commissions Paid to CGM and Affiliates

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates

2003

$

50,327

$
0

0
%

0
%

2004

$

134,048

$
1,539

1.15
%

0.53
%

2005

$

71,821

$
0

0
%

0
%

Balanced All Cap Growth and Value Fund*

Fiscal Period Ended April 30

Total Brokerage Commissions

Commissions Paid to CGM and Affiliates

% of Total Brokerage Commissions Paid to CGM and Affiliates

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates

2005

$

12,956

$
0

0
%

0
%

*

For the period from August 28, 2004 through April 30, 2005.

All Cap and International Fund*

Fiscal Period Ended April 30

Total Brokerage Commissions

Commissions Paid to CGM and Affiliates

% of Total Brokerage Commissions Paid to CGM and Affiliates

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates

2005

$

1,237

$
0

0
%

0
%

*

For the period from April 1, 2005 through April 30, 2005.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company’s Board of Directors has determined that any portfolio transaction for a Fund may be executed through CGM or an affiliate of CGM if, in the manager’s judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for

 a Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized
CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for a Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When a Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for or disposed of by the Fund.

Causeway serves as investment manager or adviser to fiduciary and other managed accounts, including investment companies. Causeway may purchase the same or different securities for such other accounts that it instructs the manager to purchase for the International segment of the All Cap and International Fund.
Whenever the International segment and one or more other accounts managed or advised by Causeway have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. In some cases, however, this procedure may adversely affect the size of the position or the prices obtainable for the International segment. Causeway and the manager have developed trading procedures designed to provide for equitable treatment of the International segment compared to Causeway’s other clients. While from time to time Causeway may place trades for other clients that will be executed ahead of investment instructions sent to the manager for execution by the All Cap and International Fund, Causeway and the manager believe that the price and execution obtained by the All Cap and International Fund over time will be substantially equivalent to that obtained by Causeway’s other clients.

A Fund will not purchase securities
during the existence of any underwriting or selling group relating to the securities of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, a Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a
Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

Each Fund held the following securities of its regular
broker-dealers as of April 30, 2005:

Broker-Dealer

Value

All Cap Growth and Value Fund

JP Morgan Chase & Co.

$
6,357,359

Lehman Brothers

$
4,182,432

Merrill Lynch

$
5,533,218

Morgan Stanley

$
1,841,700

The Bank of New York

$
2,453,132

Large Cap Growth and Value Fund

Goldman Sachs

$
2,135,800

Merrill Lynch, Pierce, Fenner & Smith

$
6,126,448

Global All Cap Growth and Value Fund

Merrill Lynch & Co.

$
2,745,037

Lehman Brothers Holdings Inc.

$
1,329,940

Morgan Stanley

$
582,240

JP Morgan Chase & Co.

$
763,035

The Goldman Sachs Group

$
618,848

Bank of America Corp

$
1,180,498

The Bank of New York Co. Inc.

$
561,873

Goldman Sachs

$
4,423,000

Broker-Dealer

Value

Balanced All Cap Growth and Value Fund

Bank of America

$
2,688,000

Merrill Lynch, Pierce, Fenner & Smith

$
342,995

JP Morgan Chase & Co.

$
222,522

Lehman Brothers Inc.

$
171,975

Morgan Stanley

$
124,709

Bank of New York

$
77,813

All Cap and International Fund

Credit Suisse Group

$
10,109

JP Morgan Chase & Co.

$
9,582

Lehman Brothers Holding Inc.

$
11,006

Merrill Lynch & Co.

$
32,358

Morgan Stanley

$
10,524

Portfolio Turnover

Each Fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 200%. The rate of turnover will not be a limiting factor, however, when a Fund deems it desirable to sell or purchase securities. The manager will rebalance the allocation of the segments in (i) All Cap Growth and
Value Fund’s portfolio promptly to the extent that the percentage of the All Cap Growth and Value Fund’s portfolio invested in either the All Cap Growth or All Cap Value segment’s securities equals or exceeds 60% of the All Cap
Growth and Value Fund’s total assets, (ii) Global All Cap Growth and Value Fund’s portfolio promptly to the extent that the percentage of the Global All Cap Growth and Value Fund’s portfolio invested in any of the Large Cap Growth,
Large Cap Value, Multi-Cap Growth or International-ADR segment’s securities diverges by more than 10% from the target allocation for that segment, (iii) Large Cap Growth and Value Fund’s portfolio promptly to the extent that the percentage of the Large Cap Growth and Value Fund’s portfolio invested in either the Large Cap Growth or Large Cap Value segment’s securities equals or exceeds 60% of the Large Cap Growth and Value Fund’s total assets, (iv)
Balanced All Cap Growth and Value Fund’s portfolio promptly to the extent that the percentage of the Balanced and All Cap Growth and Value Fund’s portfolio invested in any of the All Cap Growth, All Cap Value or Fixed Income
segment—Government Securities Management’s securities diverges by more than 10% from the target allocation, except that the Balanced and All Cap Growth and Value Fund will maintain a minimum of 25% of its net assets in the Fixed Income segment—Government Securities Management, (v) All Cap and International Fund’s portfolio invested in any of the All Cap Growth, All Cap Value or International segment’s securities diverges by more than 10% from the target allocation. As a result, when securities in a segment of a Fund’s portfolio have underperformed the securities in the other segments of the portfolio, the manager will rebalance the portfolio to increase the Fund’s assets allocated to the segments that underperformed, and decrease the assets allocated to the segment that outperformed, the other segments. The manager will also monitor the Fund’s portfolio to ensure that no more than 25% of the Fund’s assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund’s investment policies.

PURCHASE OF SHARES

General

Investors may purchase shares from a Smith
Barney Financial Consultant or Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Funds. When purchasing shares of a Fund, investors must specify whether the purchase

 is for Class A, Class B, Class C or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the applicable sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account in a Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000.
Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all classes in the Funds is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Funds reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the sub-transfer agent.

Purchase orders received by a Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the
New York Stock Exchange (“NYSE”), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day a Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund’s agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGM, payment for shares of the Funds is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.
    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a
sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Funds or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public
offering price, which is the net asset value plus an initial sales charge as follows:

Sales Charge As a % of Transaction

Sales Charge as a % of Amount Invested

Broker/Dealer Compensation as % Of Offering Price

Amount of Investment

Less than $

25,000

5.00
%

5.26
%

4.50
%

  $25,000 – $

49,999

4.25

4.44

3.83

  $50,000 – $

99,999

3.75

3.90

3.38

  $100,000 – $

249,999

3.25

3.36

2.93

  $250,000 – $

499,999

2.75

2.83

2.48

  $500,000 – $

999,999

2.00

2.04

1.80

$1,000,000 or more

0.00
*

0.00
*

0.00
*

*

A distributor may pay up to

1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with a Fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a Fund made at one time by any “person,” which includes an individual and his or her children under the age of 21, or a trustee or other

fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class C Shares.    Class C shares are sold with no initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class Y Shares.    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.

    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i)

Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii)

employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c)

purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant’s employment with Smith Barney), on the condition the purchase of

 Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the
Financial Consultant’s prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d)

purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within

60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i)

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j)

purchases of Class A shares by

Section 403(b) or

Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate
Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice program; and (n) purchases by retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Each Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase each Fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Funds are not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Accumulation Privilege

—lets you combine the

current value of Class A shares of a Fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

•

you; or

•

your

spouse and

children under the age of 21; and

that are

offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (

other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals
Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney
Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agent to determine which shares may be combined.

Certain trustees and
fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent

—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a

13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level

Goal amounts, as follows:

(1) $

25,000

(2) $50,000

(3) $100,000

(4) $250,000

(5) $500,000

(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith
Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level
Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation.

Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally,

any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (

except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney
Limited Term Portfolio

Class C
shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term
Investment Grade Bond Fund

This list may change from
time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts.

If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a Service Agent other than a Smith Barney Financial Consultant, you should check with that Service Agent to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in
Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.

You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund

Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the
Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level
Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (

5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to
Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial
Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

“Deferred Sales Charges Shares” are applicable to: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made

Deferred Sales Charge

First

5.00
%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For U.S. federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.

To provide an example, assume an investor purchased 100 Class B shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see
“Exchange Privilege”); (b)

redemptions of shares within 12 months following the death or disability of the shareholder; (c)

redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2. In addition, shareholders who purchased shares subject to a Deferred Sales Charge prior to May 23, 2005 will be
“grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise.

In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within

60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Funds Retirement Program.     Each Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex,
Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual
Funds.

There are no sales charges when you buy or
sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

The class of shares you may purchase depends on the amount of your initial investment:

Class A
Shares.    Class A shares may be purchased by plans investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement
Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith
Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children under the age of 21 purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.

Purchases of shares of a Fund must be made through a brokerage account maintained with Smith Barney, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the

 transfer agent. When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class B,
Class C, or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

PFSI
Accounts (all Funds except All Cap and International Fund)

Each Fund, except All Cap and International Fund, offers two Classes of shares to investors purchasing through PFSI: Class A shares and Class B shares.

Initial purchase of shares of a Fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the Funds will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder’s account by
Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by Primerica Shareholder Services.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Funds’ Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Funds reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day a Fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of Fund shares may be
made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica
Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular subsequent investment procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

An Account Transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, a fee may be assessed for each Account Transcript requested. Additional copies of tax forms are available at the shareholder’s request. A fee for each tax form may be assessed.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

The Funds offers their shares on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y share of each Fund is equal to the net asset value per share at the time of purchase, plus for
Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class C shares and Class A shares (purchased in amounts exceeding $1 million) redeemed within one year of purchase.

REDEMPTION OF SHARES

The
right of redemption of shares of the Funds may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of a Fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder’s account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the Prospectuses. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial
Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor’s Service Agent or by submitting a written request for redemption to:

Smith Barney Investment Funds Inc.

—Smith Barney Multiple Discipline Funds—[Name of Fund]

Class A, B, C or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Telephone Redemption and Exchange Program.
    Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the applicable sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the Fund.)

Redemptions.    Redemption requests of up to $

50,000 of any class or classes of shares of each Fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. Each Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange
Program.    Neither the Funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

PFSI Accounts (all Funds except All Cap and International Fund)

Shareholders may redeem for cash some or all of their shares of any
Fund, except All Cap and International Fund, at any time by sending a written request in proper form directly to the applicable sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662 Providence, Rhode Island 02940-9662. If you have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800)
824-1721.

The request for redemption must be signed
by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular redemption procedure described above.

Redemption proceeds can be
sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated

 Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly.
Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder’s shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

Applications for participation in the Withdrawal Plan
must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder’s original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

A.  Class A and Class Y shares of a Fund may be exchanged without a sales charge for shares of the respective shares of any of the Smith Barney Mutual Funds.

B.  Class B shares of a Fund may be exchanged without a sales charge. Class B shares of a Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C.  For purposes of Deferred Sales
Charge applicability, Class C shares of a Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding Exchanges.    The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. Accordingly, if the Funds’ management in its sole discretion determines that an investor is engaged in excessive trading, each Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Funds’ policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectuses.

During times of drastic economic or market conditions, a Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase’s being delayed.

VALUATION OF SHARES

The
net asset value per share of each Fund’s classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day,
Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by each Fund in valuing its assets.

The Company’s Board of Directors has approved procedures to be used to value a Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of a Fund is determined in good faith by or under the direction of the Board of Directors. The Board of
Directors has delegated certain valuation functions for each Fund to the manager.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. Each Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into account consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Funds may invest in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issues. Each Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares.
Each Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

DIVIDENDS AND DISTRIBUTIONS

Each Fund’s policy is to distribute its net investment income and net realized capital gains, if any, annually. Each Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred
Sales Charge. A shareholder may change the option at any time by notifying his Smith Barney Financial Consultant or Service Agent. A shareholder whose account is held directly at a sub-transfer agent should notify the sub-transfer agent in writing to request a change to this reinvestment option.

The per share dividends on Class B and Class C shares of a Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of a Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares.
Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

TAXES

The following is
a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of

 investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund intends to qualify to be treated as a RIC each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income) and (b) diversify its holdings so that, at the end of each quarter of such Fund’s taxable year, (i) at least 50% of the market value of such Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of such Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that such Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each
Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on each Fund to the extent it does not distribute by the end of any calendar year at least the sum of
(i) 98% of its ordinary income for that year and (ii) 98% of its capital gain (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund
fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by such Fund in computing its taxable income. In addition, in the event of a failure to qualify, such Fund’s distributions, to the extent derived from such Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if such Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If such Fund failed to qualify as a RIC for a period greater than two taxable years, it may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if such Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Each Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each
Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Each
Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by such Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss
(which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which such Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the
Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from such
Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.
Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies.    If a Fund purchases shares in certain foreign investment entities, called
“passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by such Fund to its shareholders. Additional charges in the nature of interest may be imposed on such Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a
“qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may also make a mark-to-market election that would result in such Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of such Fund, unless revoked with the consent of the
Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make
the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by such Fund not later than such December 31, provided such dividend is actually paid by such Fund during January of the following calendar year.

Each Fund intends to
distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, such Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such
Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to
regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of such Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by such Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by such Fund in that taxable year if such qualified dividend income accounts for less than 95% of such Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that such Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend
qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of a Fund,

 and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by such Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares of a Fund just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within
90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup
Withholding.    A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of each Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a
shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends and Distributions.    Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.
A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S.
shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Recently enacted legislation would generally exempt from United
States federal withholding tax properly-designated dividends that (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). This legislation would apply for taxable years beginning before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

U.S. Real Property
Interests.    Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose
USRPIs make up more than 50% of the fair market value of the sum of (i) its USRPIs, (ii) its interests in real property located outside the United States, and (iii) any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or before January 1, 2008, a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of
USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established U.S. securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S.
federal income tax consequences affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ADDITIONAL INFORMATION

The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company’s corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994,
to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively. Prior to January 21, 2004, the All Cap Growth and Value Fund’s name was Smith Barney Premier Selections All
Cap Growth Fund, the Global All Cap Growth and Value Fund’s name was Smith Barney Premier Selections Global Growth Fund and the Large Cap Growth and Value Fund’s name was Smith Barney Premier Selections Large Cap Fund.

The Company offers shares of 11 separate series with a par value of
$.001 per share. Each Fund offers shares currently classified into four Classes—A, B, C and Y. Each Class of each Fund represents an identical interest in the Fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges if any, for each class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company’s
Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will
normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in this SAI, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Investment Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a “vote of a majority of the outstanding voting securities” of that Fund; however, the ratification of the independent registered public accounting firm, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting

 requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and
Semi-Annual Reports.    Each Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Funds’ printing and mailing costs, each Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Funds also consolidate the mailing of their Prospectuses so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the applicable transfer agent.

Legal Matters.    Beginning in
June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the
“Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the
“Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date
above, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Recent Developments.    On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM

 and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the
proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Legg Mason, Inc. Transaction.    On June 24, 2005, Citigroup announced that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, SBFM, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. SBFM is the investment adviser to each Fund.

The transaction is subject to
certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of each Fund’s Investment Management Agreement with the manager and, with respect to the All Cap and International Fund only, of the Sub-Advisory Agreement with Causeway. Therefore, the Company’s Board of
Directors will be asked to approve a new Investment Management Agreement between each Fund and the manager and a new Sub-Advisory Agreement with Causeway. If approved by the Board, the new Investment Management Agreements and new Sub-Advisory
Agreement will be presented to the shareholders of the Fund for their approval.

FINANCIAL STATEMENTS

Each Fund’s annual report for the fiscal year or period ended April 30, 2005 was filed on July 8, 2005, Accession Nos. 0001193125-05-139630, 0001193125-05-139570, 0001193125-05-139519, 0001193125-05-139473 and 0001193125-05-139427,
and is incorporated in its entirety by reference.

OTHER INFORMATION

In an
industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund
management that can be tailored to suit each investor’s unique financial goals.

Classic Series—portfolio manager driven funds

The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic
Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—a solution to funds that stray

The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

Summary of Manager Proxy
Voting Policies and Procedures

The Board of
Directors of the Company has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of
Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes.
However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the
Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which
ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

Causeway Capital Management LLC

Proxy Voting Policies and
Procedures

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund (the “Fund”), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best
interests of the client, the Fund shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”). Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations.

Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway
supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses Institutional Shareholder Services (“ISS”) ProxyMaster for research, which assists the decisionmaking process, and ProxyEdge software, which organizes and tracks pending proxies, communicates voting decisions to custodian banks and maintains records.

Proxy Voting Guidelines

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below.
However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•

distributions of income

•

appointment of auditors

•

director compensation, unless deemed excessive

•

boards of directors—Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway generally opposes attempts to classify boards of directors or to eliminate cumulative voting.

•

financial results/director and auditor reports

•

share repurchase plans

•

changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•

amendments to articles of association or other governing documents

•

changes in board or corporate governance structure

•

changes in authorized capital including proposals to issue shares

•

compensation—Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution.
Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•

debt issuance requests

•

mergers, acquisitions and other corporate reorganizations or restructurings

•

changes in state or country of incorporation

•

related party transactions

Causeway generally votes against:

•

  anti-takeover mechanisms—Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a

   merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with
management regarding:

•

social issues—Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains.
Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating
Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify
issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about
Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer.

Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel decides if they involve a material conflict of interest.

If a proposal is determined to involve a
material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•

If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•

If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.

Voting Proxies for Non-US Companies; Inadequate Information

While the proxy voting process is well established in the United
States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, may involve a number of problems that may restrict or prevent
Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii)
restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions. As a result, clients’ non-US proxies will be voted on a best efforts basis only.

In addition, regarding US and non-US companies,
Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

 Supplement to SAI dated 09/21/2005

SUPPLEMENT DATED SEPTEMBER 21, 2005

TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following information supplements certain disclosure in each of the Statements of Additional Information for the Funds listed below.

Recent Developments

The Funds have
received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), investment advisory companies that are a part of CAM. The Funds receive investment advisory and administrative services from SBAM or SBFM, as the case may be. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed
SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1).
The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the Commission. Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the Funds or their ability to perform their respective investment advisory services relating to the Funds.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to
Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

CitiFunds Trust I

Smith Barney Emerging Markets Equity Fund

January 4, 2005

SB Adjustable Rate Income Fund

September 28, 2004

Smith Barney Aggressive Growth Fund Inc.

December 29, 2004

Smith Barney Allocation Series Inc.

May 31, 2005

Balanced Portfolio

Conservative Portfolio

Growth Portfolio

High Growth Portfolio

Income Portfolio

Select Balanced Portfolio

April 29, 2005

Select Growth Portfolio

April 29, 2005

Select High Growth Portfolio

April 29, 2005

Smith Barney Appreciation Fund Inc.

April 30, 2005

Smith Barney Arizona Municipals Fund Inc.

September 28, 2004

Smith Barney California Municipals Fund Inc.

June 28, 2005

Smith Barney Core Plus Bond Fund Inc.

March 18, 2005

Smith Barney Equity Funds

May 31, 2005

Smith Barney Social Awareness Fund

Smith Barney Fundamental Value Fund Inc.

January 28, 2005

Smith Barney Funds, Inc.

Smith Barney Large Cap Value Fund

April 29, 2005

Smith Barney Short-Term Investment Grade Bond Fund

April 29, 2005

Smith Barney U.S. Government Securities Fund

April 29, 2005

Smith Barney Income Funds

Smith Barney Dividend and Income Fund

November 26, 2004

SB Convertible Fund

November 26, 2004

Smith Barney Diversified Strategic Income Fund

November 26, 2004

Smith Barney Exchange Reserve Fund

November 26, 2004

Smith Barney High Income Fund

November 26, 2004

Smith Barney Municipal High Income Fund

November 26, 2004

SB Capital and Income Fund

April 29, 2005

Smith Barney Total Return Bond Fund

November 26, 2004

Smith Barney Institutional Cash Management Fund Inc.

September 28, 2004

Cash Portfolio

Government Portfolio

Municipal Portfolio

Smith Barney Investment Funds Inc.

Smith Barney Government Securities Fund

April 29, 2005

Smith Barney Hansberger Global Value Fund

August 29, 2005

Smith Barney Investment Grade Bond Fund

April 29, 2005

Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds—All Cap and International Fund

August 29, 2005

Smith Barney Real Return Strategy Fund

November 8, 2004

Smith Barney Small Cap Value Fund

January 28, 2005

Smith Barney Small Cap Growth Fund

January 28, 2005

Smith Barney Investment Series

SB Growth and Income Fund

February 25, 2005

Smith Barney International Fund

February 25, 2005

Smith Barney Dividend Strategy Fund

February 25, 2005

Smith Barney Premier Selections All Cap Growth Portfolio

February 25, 2005

Smith Barney Growth and Income Portfolio

February 25, 2005

SB Government Portfolio

February 25, 2005

Smith Barney Dividend Strategy Portfolio

February 25, 2005

Smith Barney Investment Trust

Smith Barney Intermediate Maturity California Municipals Fund

March 28, 2005

Smith Barney Intermediate Maturity New York Municipals Fund

March 28, 2005

Smith Barney Large Capitalization Growth Fund

March 28, 2005

Smith Barney Mid Cap Core Fund

March 28, 2005

Smith Barney Classic Values Fund

March 28, 2005

Smith Barney S&P 500 Index Fund

April 30, 2005

Smith Barney Managed Municipals Fund Inc.

June 28, 2005

Smith Barney Massachusetts Municipals Fund

March 29, 2005

Smith Barney Money Funds, Inc.

April 29, 2005

Cash Portfolio

Government Portfolio

Smith Barney Muni Funds

California Money Market Portfolio

July 29, 2005

Florida Portfolio

July 29, 2005

Georgia Portfolio

July 29, 2005

Limited Term Portfolio

July 29, 2005

Massachusetts Money Market Portfolio

July 29, 2005

National Portfolio

July 29, 2005

New York Money Market Portfolio

July 29, 2005

New York Portfolio

July 29, 2005

Pennsylvania Portfolio

July 29, 2005

Smith Barney Municipal Money Market Fund Inc.

July 29, 2005

Smith Barney New Jersey Municipals Fund Inc.

July 29, 2005

Smith Barney Oregon Municipals Fund

August 28, 2005

Smith Barney Sector Series Inc.

February 25, 2005

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

Smith Barney Small Cap Core Fund, Inc.

April 29, 2005

Smith Barney Trust II

Smith Barney Diversified Large Cap Growth Fund

February 25, 2005

Smith Barney International Large Cap Fund

April 29, 2005

Smith Barney Small Cap Growth Opportunities Fund

February 25, 2005

Smith Barney Capital Preservation Fund

February 25, 2005

Smith Barney Capital Preservation Fund II

February 25, 2005

Smith Barney Short Duration Municipal Income Fund

February 25, 2005

Smith Barney World Funds, Inc.

Smith Barney Inflation Management Fund

February 25, 2005

International All Cap Growth Portfolio

February 25, 2005

Greenwich Street Series Fund

Appreciation Portfolio

April 30, 2005 as revised September 19, 2005

Capital and Income Portfolio

April 30, 2005 as revised September 19, 2005

Diversified Strategic Income Portfolio

April 30, 2005 as revised September 19, 2005

Salomon Brothers Variable Growth & Income Fund

April 30, 2005 as revised September 19, 2005

Equity Index Portfolio

April 30, 2005 as revised September 19, 2005

Salomon Brothers Variable Aggressive Growth Fund

April 30, 2005 as revised September 19, 2005

Fundamental Value Portfolio

April 30, 2005 as revised September 19, 2005

Travelers Series Fund Inc.

SB Adjustable Rate Income Portfolio

February 28, 2005

Smith Barney Aggressive Growth Portfolio

February 28, 2005

Smith Barney High Income Portfolio

February 28, 2005

Smith Barney International All Cap Growth Portfolio

February 28, 2005

Smith Barney Large Capitalization Growth Portfolio

February 28, 2005

Smith Barney Mid Cap Core Portfolio

February 28, 2005

Smith Barney Money Market Portfolio

February 28, 2005

Social Awareness Stock Portfolio

June 2, 2005

Smith Barney Large Cap Value Portfolio

February 28, 2005

Smith Barney Multiple Discipline Trust

Multiple Discipline Portfolio—All Cap Growth and Value

April 29, 2005

Multiple Discipline Portfolio—Large Cap Growth and Value

April 29, 2005

Multiple Discipline Portfolio—Global All Cap Growth and Value

April 29, 2005

Multiple Discipline Portfolio—Balanced All Cap Growth And Value

April 29, 2005

Consulting Group Capital Markets Funds

Government Money Investments

December 29, 2004

Municipal Bond Investments

December 29, 2004

Large Capitalization Value Equity Investments

December 29, 2004

Large Capitalization Growth Investments

December 29, 2004

Small Capitalization Value Equity Investments

December 29, 2004

Small Capitalization Growth Investments

December 29, 2004

International Equity Investments

December 29, 2004

International Fixed Income Investments

December 29, 2004

Emerging Markets Equity Investments

December 29, 2004

High Yield Investments

December 29, 2004

Core Fixed Income Investments

December 29, 2004

Variable Annuity Portfolios

Smith Barney Small Cap Growth Opportunities Portfolio

April 29, 2005

FD

 Supplement to SAI dated 10/01/2005

SMITH BARNEY INVESTMENT FUNDS INC. (the “Company”)

on behalf of the

Smith Barney Multiple Discipline Funds—All Cap
Growth and Value Fund

Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund (each, a “Fund”)

SUPPLEMENT DATED OCTOBER 1, 2005

TO THE PROSPECTUSES

AND TO
THE STATEMENT OF ADDITIONAL INFORMATION, EACH AS AMENDED,

DATED AUGUST 29, 2005

The following information supplements, and to the extent
inconsistent therewith, supersedes, certain information in the Prospectuses and the Statement of Additional Information:

The Board of Directors of the Company has approved an amendment to the Management Agreements between the Company, on behalf of the Funds, each a series of the Company, and Smith Barney Fund Management LLC. Effective October 1, 2005, each Management Agreement’s current fee of 0.75% of the Fund’s average daily net assets will be replaced with the fee schedule described below:

Fee Schedule, effective October 1, 2005

  Fund’s Fee Rate   Average Daily
Net Assets

Management Fee Rate

  First $

1 billion

0.750%

  Next $

1 billion

0.725%

  Next $

3 billion

0.700%

  Next $

5 billion

0.675%

Over $10 billion

0.650%

In the case of each Fund, the terms of the amended Management Agreement are the same in all other material respects as those of the current Management Agreement. Fees under the current and amended Management Agreements are calculated daily and payable monthly.

FD03263

 Supplement to SAI dated 10/26/2005

SUPPLEMENT DATED OCTOBER 26, 2005

TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements, and to the extent inconsistent therewith, supersedes certain disclosure in each of the Statements of Additional Information for the Funds listed below:

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc.
(the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action.
While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

1

Additional lawsuits arising out
of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this supplement, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

* * * *

Beginning in August 2005, five putative class
action lawsuits alleging violations of federal securities laws and state law were filed against Citigroup Global Markets Inc. and Smith Barney Fund Management LLC (“SBFM,” collectively, the “Defendants”) based on the May 31,
2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the
“Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this supplement, Citigroup Asset Management believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

2

SB ADJUSTABLE RATE INCOME FUND

September 28, 2005

Smith Barney Shares

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

December 29, 2004

SMITH BARNEY ALLOCATION SERIES INC.

May 31, 2005

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

GROWTH PORTFOLIO

HIGH GROWTH PORTFOLIO

INCOME PORTFOLIO

SMITH BARNEY APPRECIATION FUND INC.

April 30, 2005

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

September 28, 2005

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.

March 18, 2005

SMITH BARNEY EQUITY FUNDS

May 31, 2005

SMITH BARNEY SOCIAL AWARENESS FUND

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

January 28, 2005

SMITH BARNEY FUNDS, INC.

SMITH BARNEY LARGE CAP VALUE FUND

April 29, 2005

SMITH BARNEY SHORT-TERM INVESTMENT GRADE BOND FUND

April 29, 2005

U.S. GOVERNMENT SECURITIES FUND

April 29, 2005

SMITH BARNEY INCOME FUNDS

SMITH BARNEY DIVIDEND AND INCOME FUND

November 26, 2004

3

SB CONVERTIBLE FUND

November 26, 2004

Smith Barney Shares

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

November 26, 2004

SMITH BARNEY EXCHANGE RESERVE FUND

November 26, 2004

SMITH BARNEY HIGH INCOME FUND

November 26, 2004

SMITH BARNEY MUNICIPAL HIGH INCOME FUND

November 26, 2004

SB CAPITAL AND INCOME FUND

April 29, 2005

Smith Barney Shares

SMITH BARNEY TOTAL RETURN BOND FUND

November 26, 2004

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.

September 28, 2005

CASH PORTFOLIO

GOVERNMENT PORTFOLIO

MUNICIPAL PORTFOLIO

SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY GOVERNMENT SECURITIES FUND

April 29, 2005

SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

August 29, 2005

SMITH BARNEY INVESTMENT GRADE BOND FUND

April 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — BALANCED ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — GLOBAL ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — LARGE CAP GROWTH AND VALUE FUND

August 29, 2005

4

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP AND INTERNATIONAL FUND

August 29, 2005

SMITH BARNEY REAL RETURN STRATEGY FUND

November 8, 2004

SMITH BARNEY SMALL CAP VALUE FUND

January 28, 2005

SMITH BARNEY SMALL CAP GROWTH FUND

January 28, 2005

SMITH BARNEY INVESTMENT SERIES

SB GROWTH AND INCOME FUND

February 25, 2005

Smith Barney Shares

SMITH BARNEY INTERNATIONAL FUND

February 25, 2005

SMITH BARNEY DIVIDEND STRATEGY FUND

February 25, 2005

SMITH BARNEY INVESTMENT TRUST

SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

March 28, 2005

SMITH BARNEY INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

March 28, 2005

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

March 28, 2005

SMITH BARNEY MID CAP CORE FUND

March 28, 2005

SMITH BARNEY CLASSIC VALUES FUND

March 28, 2005

SMITH BARNEY S&P 500 INDEX FUND

April 30, 2005

Smith Barney Shares

Citi Shares

SMITH BARNEY MANAGED MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

March 29, 2005

SMITH BARNEY MONEY FUNDS, INC.

April 29, 2005

CASH PORTFOLIO

GOVERNMENT PORTFOLIO

5

SMITH BARNEY MUNI FUNDS

CALIFORNIA MONEY MARKET PORTFOLIO

July 29, 2005

FLORIDA PORTFOLIO

July 29, 2005

GEORGIA PORTFOLIO

July 29, 2005

LIMITED TERM PORTFOLIO

July 29, 2005

MASSACHUSETTS MONEY MARKET PORTFOLIO

July 29, 2005

NATIONAL PORTFOLIO

July 29, 2005

NEW YORK MONEY MARKET PORTFOLIO

July 29, 2005

NEW YORK PORTFOLIO

July 29, 2005

PENNSYLVANIA PORTFOLIO

July 29, 2005

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.

July 29, 2005

SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.

July 29, 2005

SMITH BARNEY OREGON MUNICIPALS FUND

August 28, 2005

SMITH BARNEY SECTOR SERIES FUND INC.

February 25, 2005

SMITH BARNEY FINANCIAL SERVICES FUND

SMITH BARNEY HEALTH SCIENCES FUND

SMITH BARNEY TECHNOLOGY FUND

SMITH BARNEY SMALL CAP CORE FUND, INC.

April 29, 2005

SMITH BARNEY TRUST II

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND

February 25, 2005

SMITH BARNEY INTERNATIONAL LARGE CAP FUND

April 29, 2005

SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND

February 25, 2005

SMITH BARNEY CAPITAL PRESERVATION FUND

February 25, 2005

SMITH BARNEY CAPITAL PRESERVATION FUND II

February 25, 2005

SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND

February 25, 2005

6

SMITH BARNEY WORLD FUNDS, INC.

SMITH BARNEY INFLATION MANAGEMENT FUND

February 28, 2005

INTERNATIONAL ALL CAP GROWTH PORTFOLIO

February 28, 2005

FD03289

7

 Supplement to SAI dated 12/01/2005

SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of
the Prospectuses for the funds listed below entitled “Management”:

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc.
(“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s existing investment management (or advisory) contract (and sub-advisory contract(s), if applicable) to terminate.

The fund’s shareholders previously approved a new investment management (or advisory) contract between the fund and the Manager (and new sub-advisory contract(s), if applicable), which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of
September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The fund’s Board has appointed the
fund’s current distributor,

Citigroup Global Markets Inc. (“CGMI”), and

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund. For those funds that have adopted Rule 12b-1 Plans with respect to certain classes of shares, the fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGMI and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the

1

fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

The following supplements the sections of each of the Prospectuses entitled “Sales charges” and “More about deferred sales charges” and the section of the
Statement of Additional Information (the “SAI”) entitled “Purchase of Shares” for the funds listed below which have sales charges:

For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge.
CGMI will pay up to 10% of the sales charge to LMIS.

A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Service Agent for purchases in excess of the amount at which sales loads are waived and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, for those funds that have adopted amended and restated Rule 12b-1 Plans, starting in the thirteenth month after purchase the Service Agent will also receive the distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. CGMI will receive these payments as Service Agent.

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and will retain the deferred sales charges paid upon certain redemptions. Similarly, LMIS will pay Service Agents, including CGMI, selling Class C shares a commission of up to 1% of the purchase price of the Class C shares they sell and will retain the deferred sales charges paid upon certain redemptions. For those funds that have adopted amended and restated Rule 12b-1 Plans, until the thirteenth month after purchase LMIS will retain the distribution and service fee.

2

The procedures described in the Prospectus under the captions “Buying shares,” “Exchanging shares” and “Redeeming shares” will not change as a result of the new distribution arrangements.

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the names of investment advisers of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the fund. Citi Marks include, but are not limited to, “Smith Barney,”
“Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distributors” or “Principal Underwriters”, as applicable to a fund:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, located at 388 Greenwich Street, New York, New York 10013 serve as the fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by the fund’s Board on November 21, 2005 (the “Distribution
Agreements”). As a result, references in the SAI to the fund’s distributor or principal underwriter include LMIS and CGMI.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distribution Arrangements” or “Distributors,” as applicable to a fund:

Effective December 1, 2005, with respect to those fund classes subject to a Rule 12b-1 Plan, the fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. For those funds that have adopted amended and restated Rule 12b-1 Plans, the co-distributors will

3

provide the fund’s Board with periodic reports of amounts expended under the fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

The following disclosure supplements the section of the SAIs for each of the funds listed below entitled “Portfolio Transactions” or “Brokerage and Portfolio
Transactions”:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the fund under the Investment Company Act of 1940, as amended. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

Except as noted above, the policies and procedures described in the SAI under the captions “Purchase of Shares,” “Redemption of Shares”, “Purchase,
Redemption and Exchange of Shares” and “Exchange Privilege” will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Service Agent.

SB ADJUSTABLE RATE INCOME FUND

September 28, 2005

Smith Barney Shares

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

September 28, 2005

SMITH BARNEY FUNDS, INC.

April 29, 2005

Large Cap Value Fund

Short-Term Investment Grade Bond Fund

U.S. Government Securities Fund

4

SMITH BARNEY INCOME FUNDS

Smith Barney Dividend and Income Fund

November 28, 2005

SB Convertible Fund

November 28, 2005

Smith Barney Shares

Smith Barney High Income Fund

November 28, 2005

Smith Barney Municipal High Income Fund

November 28, 2005

SB Capital and Income Fund

April 29, 2005

Smith Barney Shares

Smith Barney Total Return Bond Fund

November 28, 2005

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.

September 28, 2005

Cash Portfolio

Government Portfolio

Municipal Portfolio

SMITH BARNEY INVESTMENT FUNDS INC.

Smith Barney Multiple Discipline Funds

August 29, 2005

All Cap and International Fund

Smith Barney Hansberger Global Value Fund

August 29, 2005

Smith Barney Real Return Strategy Fund

November 8, 2004

Smith Barney Small Cap Value Fund

January 28, 2005

SMITH BARNEY INVESTMENT TRUST

Smith Barney Intermediate Maturity California Municipals Fund

March 28, 2005

Smith Barney Intermediate Maturity New York Municipals Fund

March 28, 2005

Smith Barney S&P 500 Index Fund

April 30, 2005

Smith Barney Shares

Citi Shares

Smith Barney Classic Values Fund

March 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.

November 28, 2005

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

March 29, 2005

SMITH BARNEY MONEY FUNDS, INC.

April 29, 2005

Government Portfolio

5

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.

July 29, 2005

SMITH BARNEY MUNI FUNDS

July 29, 2005

California Money Market Portfolio

Florida Portfolio

Georgia Portfolio

Limited Term Portfolio

Massachusetts Money Market Portfolio

National Portfolio

New York Money Market Portfolio

Pennsylvania Portfolio

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

July 29, 2005

SMITH BARNEY OREGON MUNICIPALS FUND

August 28, 2005

SMITH BARNEY SMALL CAP CORE FUND, INC.

April 29, 2005

SMITH BARNEY WORLD FUNDS, INC.

February 28, 2005

Smith Barney Inflation Management Fund

International All Cap Growth Portfolio

6

FD 03313

 Supplement to SAI dated 12/01/2005

SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of the Prospectuses for the funds listed below entitled “Management”:

On December 1, 2005, Citigroup Inc. (“Citigroup”)
completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s existing investment management contract (and sub-advisory contract(s), if applicable) to terminate.

The fund’s shareholders previously
approved a new investment management contract between the fund and the Manager (and new sub-advisory contract(s), if applicable) which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The
fund’s Board has appointed the fund’s current distributors,

Citigroup Global Markets Inc. (“CGMI”) and

PFS Investments Inc. as successor by merger to PFS Distributors, Inc. (“PFS”), and

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund. For those funds that have adopted Rule 12b-1 Plans with respect to certain classes of shares, the fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGMI, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service

1

Agent”) that currently offer fund shares will continue to make the fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

The following supplements the sections of each of the Prospectuses entitled “Sales charges” and “More about deferred sales charges” and the section of the
Statement of Additional Information (the “SAI”) entitled “Purchase of Shares” or “Purchase, Redemption and Exchange of Shares,” as applicable to a fund, for the funds listed below:

For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to
10% of the sales charge to LMIS. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Service Agent for purchases in excess of the amount at which sales loads are waived and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, for those funds that have adopted an amended and restated Rule 12b-1 Plan, starting in the thirteenth month after purchase the Service Agent will also receive the distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee.
Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase.

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and will retain the deferred sales charges paid upon certain redemptions. For Class B shares sold by PFS, PFS will pay the commission of up to 4% of the purchase price of the Class B shares sold by its Service

2

Agents and will retain the deferred sales charges paid upon certain redemptions. Similarly, LMIS will pay Service Agents, including CGMI, selling Class C shares a commission of up to
1% of the purchase price of the Class C shares they sell and will retain the deferred sales charges paid upon certain redemptions. For those funds that have adopted an amended and restated Rule 12b-1 Plan; until the thirteenth month after purchase
LMIS will retain the distribution and service fee.

The procedures described in the Prospectus under the captions “Buying shares,” “Exchanging shares” and “Redeeming shares” will not change as a result of the new distribution arrangements.

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the names of investment advisers of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the fund. Citi Marks include, but are not limited to, “Smith Barney,”
“Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distributor”:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3100
Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, serve as the fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by the fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, references in the SAI to the fund’s distributors or principal underwriters include LMIS, CGMI and PFS.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Distribution Arrangements”, “Distribution” or
“Services and Distribution Plan”, as applicable to a fund:

3

Effective December 1, 2005, with respect to those fund classes subject to a Rule 12b-1 Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. For those funds that have adopted an amended and restated Rule 12b-1 Plan, the co-distributors will provide the fund’s Board with periodic reports of amounts expended under the fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Portfolio Transactions”, “Brokerage” or
“Investment Management and Other Services,” as applicable to a fund:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the fund under the Investment Company Act of 1940, as amended. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

Except as noted above, the policies and procedures described in the SAI under the captions “Purchase of Shares,” “Purchase, Redemption and Exchange of Shares”,
“Redemption of Shares” or “Exchange Privilege”, as applicable to a fund, will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Service Agent.

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

December 29, 2004

SMITH BARNEY ALLOCATION SERIES INC.

May 31, 2005

Balanced Portfolio

Conservative Portfolio

Income Portfolio

4

SMITH BARNEY APPRECIATION FUND INC.

April 30, 2005

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY EQUITY FUNDS

May 31, 2005

Smith Barney Social Awareness Fund

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

January 28, 2005

SMITH BARNEY INCOME FUNDS

Smith Barney Diversified Strategic Income Fund

November 28, 2005

Smith Barney Exchange Reserve Fund

November 28, 2005

SB Capital and Income Fund

April 29, 2005

Smith Barney Shares

SMITH BARNEY INVESTMENT FUNDS INC.

Smith Barney Government Securities Fund

April 29, 2005

Smith Barney Investment Grade Bond Fund

April 29, 2005

Smith Barney Multiple Discipline Funds

August 29, 2005

Balanced All Cap Growth and Value Fund

Large Cap Growth and Value Fund

All Cap Growth and Value Fund

Global All Cap Growth and Value Fund

SMITH BARNEY INVESTMENT TRUST

March 28, 2005

Smith Barney Large Capitalization Growth Fund

Smith Barney Mid Cap Core Fund

SMITH BARNEY MANAGED MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY MUNI FUNDS

July 29, 2005

New York Portfolio

SMITH BARNEY SECTOR SERIES INC.

February 25, 2005

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

5

FD 03312

 Supplement to SAI dated 01/18/2006

SUPPLEMENT DATED JANUARY 18, 2006

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE PORTFOLIOS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statements of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing agent. Effective January 1, 2006,

PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

CITIFUNDS TRUST I

SMITH BARNEY EMERGING MARKETS EQUITY FUND

January 4, 2005

SB ADJUSTABLE RATE INCOME FUND

September 28, 2005

Smith Barney Shares

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

September 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.

November 28, 2005

SMITH BARNEY FUNDS, INC.

SMITH BARNEY LARGE CAP VALUE FUND

April 29, 2005

SMITH BARNEY SHORT-TERM INVESTMENT GRADE BOND FUND

April 29, 2005

U.S. GOVERNMENT SECURITIES FUND

April 29, 2005

1

SMITH BARNEY INCOME FUNDS

SMITH BARNEY DIVIDEND AND INCOME FUND

November 28, 2005

SB CONVERTIBLE FUND

November 28, 2005

Smith Barney Shares

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

November 28, 2005

SMITH BARNEY EXCHANGE RESERVE FUND

November 28, 2005

SMITH BARNEY HIGH INCOME FUND

November 28, 2005

SMITH BARNEY MUNICIPAL HIGH INCOME FUND

November 28, 2005

SB CAPITAL AND INCOME FUND

April 29, 2005

Smith Barney Shares

SMITH BARNEY TOTAL RETURN BOND FUND

November 28, 2005

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.

September 28, 2005

CASH PORTFOLIO

GOVERNMENT PORTFOLIO

MUNICIPAL PORTFOLIO

SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP AND INTERNATIONAL FUND

August 29, 2005

SMITH BARNEY REAL RETURN STRATEGY FUND

November 8, 2004

SMITH BARNEY SMALL CAP VALUE FUND

January 28, 2005

SMITH BARNEY SMALL CAP GROWTH FUND

January 28, 2005

2

SMITH BARNEY INVESTMENT TRUST

SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

March 28, 2005

SMITH BARNEY INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

March 28, 2005

SMITH BARNEY CLASSIC VALUES FUND

March 28, 2005

SMITH BARNEY S&P 500 INDEX FUND

April 30, 2005

Smith Barney Shares

Citi Shares

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

March 29, 2005

SMITH BARNEY MONEY FUNDS, INC.

April 29, 2005

GOVERNMENT PORTFOLIO

SMITH BARNEY MUNI FUNDS

CALIFORNIA MONEY MARKET PORTFOLIO

July 29, 2005

FLORIDA PORTFOLIO

July 29, 2005

GEORGIA PORTFOLIO

July 29, 2005

LIMITED TERM PORTFOLIO

July 29, 2005

MASSACHUSETTS MONEY MARKET PORTFOLIO

July 29, 2005

NATIONAL PORTFOLIO

July 29, 2005

NEW YORK MONEY MARKET PORTFOLIO

July 29, 2005

PENNSYLVANIA PORTFOLIO

July 29, 2005

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.

July 29, 2005

SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.

July 29, 2005

SMITH BARNEY OREGON MUNICIPALS FUND

August 28, 2005

SMITH BARNEY SMALL CAP CORE FUND, INC.

April 29, 2005

3

SMITH BARNEY TRUST II

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND

February 25, 2005

SMITH BARNEY INTERNATIONAL LARGE CAP FUND

April 29, 2005

SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND

February 25, 2005

SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND

February 25, 2005

SMITH BARNEY WORLD FUNDS, INC.

SMITH BARNEY INFLATION MANAGEMENT FUND

February 28, 2005

INTERNATIONAL ALL CAP GROWTH PORTFOLIO

February 28, 2005

FD03355

4

 Supplement to SAI dated 01/18/2006

SUPPLEMENT DATED JANUARY 18, 2006

TO THE

PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statements of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing
agent. Effective January 1, 2006,

PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

For clients of a PFS Investments Inc. Registered Representative, write PFS Investments Inc. at P.O. Box 9662, Providence, Rhode Island 02940-9662.

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

December 29, 2005

SMITH BARNEY ALLOCATION SERIES INC.

May 31, 2005

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

GROWTH PORTFOLIO

HIGH GROWTH PORTFOLIO

INCOME PORTFOLIO

SMITH BARNEY APPRECIATION FUND INC.

April 30, 2005

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY EQUITY FUNDS

May 31, 2005

SMITH BARNEY SOCIAL AWARENESS FUND

1

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

January 28, 2005

SMITH BARNEY INCOME FUNDS

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

November 28, 2005

SMITH BARNEY EXCHANGE RESERVE FUND

November 28, 2005

SB CAPITAL AND INCOME FUND

April 29, 2005

Smith Barney Shares

SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY GOVERNMENT SECURITIES FUND

April 29, 2005

SMITH BARNEY INVESTMENT GRADE BOND FUND

April 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — BALANCED ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — GLOBAL ALL CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS — LARGE CAP GROWTH AND VALUE FUND

August 29, 2005

SMITH BARNEY SMALL CAP GROWTH FUND

January 28, 2005

SMITH BARNEY INVESTMENT SERIES

SB GROWTH AND INCOME FUND

February 25, 2005

Smith Barney Shares

SMITH BARNEY INTERNATIONAL FUND

February 25, 2005

SMITH BARNEY DIVIDEND STRATEGY FUND

February 25, 2005

2

SMITH BARNEY INVESTMENT TRUST

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

March 28, 2005

SMITH BARNEY MID CAP CORE FUND

March 28, 2005

Citi Shares

SMITH BARNEY MANAGED MUNICIPALS FUND INC.

June 28, 2005

SMITH BARNEY MONEY FUNDS, INC.

April 29, 2005

CASH PORTFOLIO

SMITH BARNEY MUNI FUNDS

NEW YORK PORTFOLIO

July 29, 2005

SMITH BARNEY SECTOR SERIES FUND INC.

February 25, 2005

SMITH BARNEY FINANCIAL SERVICES FUND

SMITH BARNEY HEALTH SCIENCES FUND

SMITH BARNEY TECHNOLOGY FUND

SMITH BARNEY TRUST II

SMITH BARNEY CAPITAL PRESERVATION FUND

February 25, 2005

SMITH BARNEY CAPITAL PRESERVATION FUND II

February 25, 2005

FD03350

3

 Supplement to SAI dated 02/17/2006

SUPPLEMENT DATED FEBRUARY 17, 2006

TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements (and supersedes, where applicable) the information contained in the funds’ Statements of Additional Information concerning sales charge waivers that apply to purchases of Class A shares of the Funds:

Purchases of Class A shares may be made at net asset value without an initial sales charge by (i)

Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with Citigroup Asset Management, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii)

any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase).

Sales to employees of Citigroup and its subsidiaries will no longer qualify for a Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund’s prospectus or statement of additional information.

Citifunds Trust I

Smith Barney Emerging Markets Equity Fund

January 4, 2005

SB Adjustable Rate Income Fund

September 28, 2005

Smith Barney Shares

Smith Barney Aggressive Growth Fund Inc.

December 29, 2005

Smith Barney Allocation Series Inc.

May 31, 2005

Balanced Portfolio

Conservative Portfolio

Growth Portfolio

High Growth Portfolio

Income Portfolio

Smith Barney Appreciation Fund Inc.

April 30, 2005

Smith Barney Arizona Municipals Fund Inc.

September 28, 2005

Smith Barney California Municipals Fund Inc.

June 28, 2005

Smith Barney Core Plus Bond Fund Inc.

March 18, 2005

Smith Barney Equity Funds

Smith Barney Social Awareness Fund

May 31, 2005

Smith Barney Fundamental Value Fund Inc.

January 28, 2006

Smith Barney Funds, Inc.

Smith Barney Large Cap Value Fund

April 29, 2005

Smith Barney Short-Term Investment Grade Bond Fund

April 29, 2005

U.S. Government Securities Fund

April 29, 2005

Smith Barney Income Funds

Smith Barney Dividend and Income Fund

November 28, 2005

SB Convertible Fund

November 28, 2005

Smith Barney Shares

Smith Barney Diversified Strategic Income Fund

November 28, 2005

Smith Barney High Income Fund

November 28, 2005

Smith Barney Municipal High Income Fund

November 28, 2005

SB Capital and Income Fund

Smith Barney Shares

April 29, 2005

Smith Barney Total Return Bond Fund

November 28, 2005

Smith Barney Investment Funds Inc.

Smith Barney Government Securities Fund

April 29, 2005

Smith Barney Hansberger Global Value Fund

August 29, 2005

Smith Barney Investment Grade Bond Fund

April 29, 2005

Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund

August 29, 2005

2

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds — All Cap and International Fund

August 29, 2005

Smith Barney Real Return Strategy Fund

January 30, 2006

Smith Barney Small Cap Value Fund

January 30, 2006

Smith Barney Small Cap Growth Fund

January 30, 2006

Smith Barney Investment Series

SB Growth and Income Fund

February 25, 2005

Smith Barney Shares

Smith Barney International Fund

February 25, 2005

Smith Barney Dividend Strategy Fund

February 25, 2005

Smith Barney Investment Trust

Smith Barney Intermediate Maturity California Municipals Fund

March 28, 2005

Smith Barney Intermediate Maturity New York Municipals Fund

March 28, 2005

Smith Barney Large Capitalization Growth Fund

March 28, 2005

Smith Barney Mid Cap Core Fund

March 28, 2005

Smith Barney Classic Values Fund

March 28, 2005

Smith Barney Managed Municipals Fund Inc.

June 28, 2005

Smith Barney Massachusetts Municipals Fund

March 29, 2005

Smith Barney Muni Funds

Florida Portfolio

July 29, 2005

Georgia Portfolio

July 29, 2005

Limited Term Portfolio

July 29, 2005

National Portfolio

July 29, 2005

New York Portfolio

July 29, 2005

Pennsylvania Portfolio

July 29, 2005

Smith Barney New Jersey Municipals Fund, Inc.

July 29, 2005

Smith Barney Oregon Municipals Fund

August 28, 2005

3

Smith Barney Sector Series Fund Inc.

February 25, 2005

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

Smith Barney Small Cap Core Fund, Inc.

April 29, 2005

Smith Barney Trust II

Smith Barney Diversified Large Cap Growth Fund

February 25, 2005

Smith Barney International Large Cap Fund

April 29, 2005

Smith Barney Small Cap Growth Opportunities Fund

February 25, 2005

Smith Barney Capital Preservation Fund

February 25, 2005

Smith Barney Capital Preservation Fund II

February 25, 2005

Smith Barney Short Duration Municipal Income Fund

February 25, 2005

Smith Barney World Funds, Inc.

Smith Barney Inflation Management Fund

February 28, 2005

4

 Supplement to SAI dated 04/07/2006

APRIL 7, 2006

SUPPLEMENT
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF EACH SMITH BARNEY AND SB MUTUAL FUND LISTED BELOW

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Prospectus and
Statement of Additional Information.

Effective
April 7, 2006, each Registrant (except CitiFunds Trust I) and Fund will be renamed by replacing “Smith Barney” or “SB” with “Legg Mason Partners” as listed below.

There will be no change in the Funds’ investment objective(s)
or investment policies as a result of the name changes.

For more information about the Funds, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

New Registrant/Fund Name

Date of Current Prospectus and SAI

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Adjustable Rate Income Fund

September 28, 2005

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Aggressive Growth Fund, Inc.

December 29, 2005

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

April 30, 2005

Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Arizona Municipals Fund, Inc.

September 28, 2005

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

November 28, 2005

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2005

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Fundamental Value Fund, Inc.

January 28, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

April 29, 2005

Legg Mason Partners Short-Term Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners U.S. Government Securities Fund

April 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

April 29, 2005

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Diversified Strategic Income Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Exchange Reserve Fund

November 28, 2005

Legg Mason Partners High Income Fund

November 28, 2005

Legg Mason Partners Municipal High Income Fund

November 28, 2005

Legg Mason Partners Total Return Bond Fund

November 28, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Government Securities Fund

April 29, 2005

Legg Mason Partners Hansberger Global Value Fund

August 29, 2005

Legg Mason Partners Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29,2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29,2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 30, 2006

Legg Mason Partners Small Cap Value Fund

January 30, 2006

Legg Mason Partners Investment Series

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity California Municipals Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity New York Municipals Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund

March 30, 2006

Legg Mason Partners Municipal Funds

Legg Mason Partners Florida Municipals Fund

July 29, 2005

Legg Mason Partners Georgia Municipals Fund

July 29, 2005

Legg Mason Partners Limited Term Municipals Fund

July 29, 2005

Legg Mason Partners National Municipals Fund

July 29, 2005

Legg Mason Partners New York Municipals Fund

July 29, 2005

Legg Mason Partners Pennsylvania Municipals Fund

July 29, 2005

Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.

July 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Oregon Municipals Fund

August 28, 2005

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Capital Preservation Fund

February 28, 2006

Legg Mason Partners Capital Preservation Fund II

February 28, 2006

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

April 29, 2005

Legg Mason Partners Short Duration Municipal Income Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Inflation Management Fund

February 28, 2006

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

April 29, 2005

FD 03385

 Supplement to SAI dated 07/12/2006

Supplement dated July 12, 2006

to the Prospectuses and Statements of Additional Information

of the Funds indicated below

The following supplements the Prospectus and Statement of
Additional Information for each fund listed below:

Management

On August 1, 2006,

Legg Mason Partners Fund Advisor, LLC (or LMPFA) will become the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds.

As set forth in Schedule I to this Supplement, CAM North America, LLC, Batterymarch Financial Management, Inc. and/or Western Asset Management Company will become the fund’s subadviser(s) on August 1, 2006.

CAM North America, LLC (or CAM N.A.), with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (or Legg Mason) in December 2005. Batterymarch Financial Management, Inc. (or Batterymarch), established in 1969 and having offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as investment adviser to institutional accounts, such as pension and profit sharing plans, mutual funds and endowment funds. Batterymarch’s total assets under management were approximately $17.3 billion as of May 31, 2006. Western Asset Management Company (or Western Asset), established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion.

LMPFA, CAM N.A., Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason.

1

LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to CAM N.A., Batterymarch and/or Western Asset, as applicable, the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. Legg Mason expects that the current portfolio managers who are responsible for the day-to-day management of the fund, as well as senior management and other key employees, will be the same immediately after the new management and subadvisory agreements take effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions.
The fund’s investment management fee remains unchanged.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, fund shareholders will be asked to elect a new Board, approve matters that will result in the fund being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Share class standardization

The following supplements the Prospectus and Statement of Additional Information for each fund other than Legg Mason Partners S&P 500 Index Fund:

The fund’s Board has approved certain share class modifications to, among other things, standardize the pricing and features of all equity and fixed income funds in the fund complex. As a result, a fund’s front-end sales load and/or contingent deferred sales charge amount and/or schedule may increase in some cases or may decrease in other cases. The modifications are expected

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to be implemented during the fourth quarter of 2006. The fund’s Prospectus will be further supplemented prior to their implementation.

Effective July 12, 2006, the Legg Mason Partners funds and Salomon Brothers funds will reduce the minimum initial and subsequent investment requirements to $

1.00 for certain programs offered by third-party intermediaries, including asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

Reorganization

The following supplements the Prospectus and Statement of Additional Information for each fund listed as an Acquired Fund on Schedule II to this Supplement:

The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the
“Acquiring Fund”) listed opposite the fund on Schedule II in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed later in 2006. If the reorganization is approved by fund shareholders, it is expected to occur during the first quarter of 2007. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus (except for, as noted later in this supplement, Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund).

New investment manager or subadviser

The following supplements the Prospectus and Statement of Additional Information for each fund listed on Schedule III to this Supplement:

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In addition to the investment manager and subadviser changes discussed in the “Management” section above, the fund’s Board has approved a new investment manager or subadviser for the fund, as indicated for the fund on Schedule III. In each case the new manager or subadviser is an affiliate of Legg Mason. Under the Investment Company Act of 1940, as amended, shareholder approval of the agreement with the new manager or subadviser must be obtained, and the Board has authorized seeking such approval. Proxy materials describing the new manager or subadviser are expected to be mailed later in 2006. If shareholder approval is obtained, the new manager or subadviser would replace the fund’s then-current manager or subadviser, as described in the “Management” section above.

Investment strategy and other investment-related changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value:

The fund’s Board has approved an investment strategy change for the fund and the fund’s change to non-diversified status. The changes will occur in conjunction with the proposed change of manager, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the investment strategy change prior to its implementation. The fund’s change to non-diversified status requires shareholder approval, and the Board has authorized seeking such approval. Proxy materials describing the change are expected to be mailed later in 2006.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International All Cap Growth Fund and Legg Mason Partners Financial Services
Fund:

The fund’s Board has approved an investment strategy change for the fund. The change will occur in conjunction with the proposed change of subadviser, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the change prior to its implementation.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International Large Cap Fund:

4

The fund’s Board has approved an investment strategy change for the fund and a change to the fund’s 80% investment policy. Shareholders will receive more detailed information regarding these changes prior to their implementation.

Fund closures

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund:

Effective as of the close of business on July 12, 2006, the fund will be closed to all new purchases and incoming exchanges. The fund will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction until August 11, 2006 in order to permit them to select an investment alternative. In addition, the fund will remain open for dividend reinvestment and
Class B to Class A conversions. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the fund will be waived as of the close of business on July 12, 2006.

Dividends and distributions

The following supplements the Prospectus for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December.

Portfolio manager changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

Effective

July 17, 2006, the manager has appointed

Robert Gendelman to manage the equity portion of the Fund’s portfolio. Mr. Gendelman was employed by Cobble Creek Partners, L.P., a registered investment adviser, beginning in October 2003 and prior to that time was a portfolio manager at Neuberger and Berman for more than five years.

5

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Capital Fund Inc and Salomon Brothers Mid Cap Fund and supercedes any contrary information:

Effective

July 12, 2006, the manager has appointed

Brian Posner and

Brian Angerame to co-manage the Fund. Mr. Posner is the Chief Executive Officer of ClearBridge Advisors and is an investment officer of the manager. He joined Legg Mason and the manager in 2005. Previously, he was a
Co-Founder and Managing Partner of Hygrove Partners LLC, a New York-based asset management company, which was founded in 2000. Mr. Angerame is a Director and investment officer of the manager. He joined the manager in 2000.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Fund Inc and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, an investment officer of the manager and a co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 1995. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Growth and Income Fund and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, investment officer of the manager and co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 2000. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Small Cap Growth Fund and supercedes any contrary information:

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

Vincent Gao, CFA

With respect to the
fund, team leader, responsible for oversight and portfolio strategy; sector manager for small cap growth and balanced strategies and analyst covering technology; joined the investment manager or its affiliates or their predecessor firms in
1999.

January 2003

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Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

Robert Feitler

With respect to the
fund, team member analyst responsible for financial services sector with responsibility for buy and sell decisions in that sector; co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined the investment manager or its affiliates or their predecessor firms in 1995.

February 1995

Dmitry Khaykin

With respect to the
fund, team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering communications and media; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003, was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co.
Inc.

June 2003

Margaret Blaydes

With respect to the
fund, team member analyst responsible for consumer sector with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering tobacco, beverages, retail and consumer; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003 was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

March 2003

* * *

* “Salomon Brothers,” “Smith Barney” and “Citi” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

* * *

7

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Balanced Fund

May 31, 2006

Legg Mason Partners Lifestyle Conservative Fund

May 31, 2006

Legg Mason Partners Lifestyle Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle High Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle Income Fund

May 31, 2006

Legg Mason Partners Aggressive Growth Fund Inc.

December 29, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29, 2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 28, 2006

Legg Mason Partners Small Cap Value Fund

January 28, 2006

Legg Mason Partners Hansberger Global Value Fund

August 30, 2005

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Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

May 1, 2006

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

May 1, 2006

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Small Cap Core Fund, Inc.

May 1, 2006

Legg Mason Partners Fundamental Value Fund Inc.

January 28, 2006

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners S&P 500 Index Fund

May 1, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

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Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Appreciation Fund, Inc.

May 1, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Investment Series

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

February 28, 2006

Salomon Funds Trust

Salomon Brothers Mid Cap Fund

May 1, 2006

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Salomon Brothers Capital Fund Inc

May 1, 2006

Salomon Brothers Series Funds Inc

Salomon Brothers Balanced Fund

May 1, 2006

Salomon Brothers Small Cap Growth Fund

May 1, 2006

Salomon Brothers Investors Value Fund Inc

May 1, 2006

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Fund

Date of Prospectus and Statement of Additional Information*

The Salomon Brothers Fund Inc

June 30, 2006

*

As supplemented.

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Schedule I – Subadvisers

Fund

Subadviser(s)

Legg Mason Partners Lifestyle Balanced Fund

CAM N.A.

Legg Mason Partners Lifestyle Conservative Fund

CAM N.A.

Legg Mason Partners Lifestyle Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle High Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle Income Fund

CAM N.A.

Legg Mason Partners Aggressive Growth Fund, Inc.

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

CAM N.A. and

Western Asset

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap and International

CAM N.A. and

Causeway Capital Management LLC

Legg Mason Partners Real Return Strategy Fund

CAM N.A.,

Western Asset and

Batterymarch

Legg Mason Partners Small Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Value Fund

CAM N.A.

Legg Mason Partners Hansberger Global Value Fund

Hansberger Global Investors, Inc.*

Legg Mason Partners Social Awareness Fund

CAM N.A.

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Fund

Subadviser(s)

Legg Mason Partners Large Cap Value Fund

CAM N.A.

Legg Mason Partners Capital and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Convertible Fund

CAM N.A.

Legg Mason Partners Dividend and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Small Cap Core Fund, Inc.

Batterymarch

Legg Mason Partners Fundamental Value Fund, Inc.

CAM N.A.

Legg Mason Partners Financial Services Fund

Batterymarch

Legg Mason Partners Health Sciences Fund

Batterymarch

Legg Mason Partners Technology Fund

Batterymarch

Legg Mason Partners Classic Values Fund

Olstein & Associates, L.P.*

Legg Mason Partners Large Cap Growth Fund

CAM N.A.

Legg Mason Partners S&P 500 Index Fund

Batterymarch

Legg Mason Partners Mid Cap Core Fund

CAM N.A.

Legg Mason Partners Appreciation Fund, Inc.

CAM N.A.

Legg Mason Partners International All Cap Growth Fund

CAM N.A.

Legg Mason Partners International Fund

Batterymarch

Legg Mason Partners Dividend Strategy Fund

CAM N.A.

Legg Mason Partners Growth and Income Fund

CAM N.A.

Legg Mason Partners Diversified Large Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Growth Opportunities Fund

CAM N.A.

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Fund

Subadviser(s)

Legg Mason Partners International Large Cap Fund

Batterymarch

Salomon Brothers Mid Cap Fund

CAM N.A.

Legg Mason Partners Emerging Markets Equity Fund

Legg Mason International Equities Limited*

Salomon Brothers Capital Fund Inc

CAM N.A.

Salomon Brothers Balanced Fund

CAM N.A. and

Western Asset

Salomon Brothers Small Cap Growth Fund

CAM N.A.

Salomon Brothers Investors Value Fund Inc

CAM N.A.

The Salomon Brothers Fund Inc

CAM N.A.

*

The fund’s subadviser is unchanged.

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Schedule II – Reorganizations

Acquired Fund

Acquiring Fund

Legg Mason Partners Large Cap Value Fund

Salomon Brothers Investors Value Fund Inc

Legg Mason Partners Growth and Income Fund

  Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds All Cap and International

Salomon Brothers Mid Cap Fund

Salomon Brothers Capital Fund Inc

Legg Mason Partners Small Cap Growth Fund

Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Small Cap Growth Opportunities Fund

Legg Mason Partners Technology Fund

Legg Mason Partners Large Cap Growth Fund

Legg Mason Partners Health Sciences Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Capital and Income Fund

Salomon Brothers Balanced Fund

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

Legg Mason Balanced Trust

Legg Mason Financial Services Fund

Legg Mason Partners Financial Services Fund

Legg Mason Partners International Fund

Legg Mason Partners International Large Cap Fund

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Schedule III – Manager/Subadviser Proposals

Fund

Proposed New Manager

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Capital Management, Inc.

Fund

Proposed New Subadviser

Legg Mason Partners Social Awareness Fund

Legg Mason Investment Counsel, LLC

Legg Mason Partners International All Cap Growth Fund

Brandywine Global Asset Management, LLC

Legg Mason Partners Financial Services Fund

Barrett Associates, Inc.

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